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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ECOLAB INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF 2011
ANNUAL MEETING AND

PROXY STATEMENT

FOR MAY 5, 2011

March 21, 2011
Dear Fellow Stockholder:

You are cordially invited to join us for our Annual Meeting of Stockholders, to be held at 10:00 a.m. on Thursday, May 5, 2011, in the McKnight Theatre of the Ordway Center for the Performing Arts, 345 Washington Street, Saint Paul, Minnesota 55102. The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at our Annual Meeting. We urge you to read both carefully.

We hope you plan to attend our Annual Meeting. However, if you will not be able to join us, we encourage you to exercise your right as a stockholder and vote. Please sign, date and promptly return the accompanying proxy card, or make use of either our telephone or Internet voting services. Stockholders not in attendance may listen to a broadcast of the meeting on the Internet. Webcast instructions will be available on-line at www.ecolab.com/investor.

Sincerely,

Douglas M. Baker, Jr.
Chairman of the Board,
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT!
PLEASE SUBMIT YOUR PROXY TODAY.

    Your vote is a valuable part of the investment made in our Company, and is the best way to influence corporate governance and decision-making. Please take time to read the enclosed materials and vote!

    Whether or not you plan to attend the meeting, please complete the accompanying proxy and return it in the enclosed envelope. Or, you may vote by telephone or the Internet. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone or the Internet.

PLEASE REFER TO THE ACCOMPANYING MATERIALS FOR VOTING INSTRUCTIONS.

PROXY STATEMENT 2011    i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2011

To the Stockholders of Ecolab Inc.:

The Annual Meeting of Stockholders of Ecolab Inc. will be held on Thursday, May 5, 2011, at 10:00 a.m., in the McKnight Theatre of the Ordway Center for the Performing Arts, 345 Washington Street, Saint Paul, Minnesota 55102, for the following purposes (which are more fully explained in the Proxy Statement):

  (1)
  to elect as Class I Directors to a term ending in 2013 the four nominees named in the Proxy Statement;

  (2)
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2011;

  (3)
  to approve amendments to the Ecolab Stock Purchase Plan;

  (4)
  to advise on the compensation of executives disclosed in the Proxy Statement;

  (5)
  to advise on the frequency of future stockholder advisory votes on executive compensation;

  (6)
  to consider a stockholder proposal requesting the Board of Directors to adopt a policy on the human right to water;

  (7)
  to consider a stockholder proposal requesting the Board of Directors to take action to eliminate super-majority voting; and

  (8)
  to transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on March 8, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

James J. Seifert General Counsel and Secretary

March 21, 2011

ii    PROXY STATEMENT 2011

ECOLAB INC.
370 Wabasha Street North, Saint Paul, Minnesota 55102

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 5, 2011

The Board of Directors of Ecolab Inc. is using this Proxy Statement to solicit proxies from the holders of Ecolab Common Stock, par value $1.00 per share ("Common Stock"), for use at the 2011 Annual Meeting of Ecolab Stockholders. We are first mailing this Proxy Statement and accompanying form of proxy to Ecolab stockholders on or about March 21, 2011.

  •
  Meeting Time and Place — Thursday, May 5, 2011, at 10:00 a.m., in the McKnight Theatre of the Ordway Center for the Performing Arts, 345 Washington Street, Saint Paul, Minnesota 55102.

  •
  Purpose of the Meeting — is to vote on the following items:

  (1)
  to elect as Class I Directors to a term ending in 2013 the four nominees named in the Proxy Statement;

  (2)
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2011;

  (3)
  to approve amendments to the Ecolab Stock Purchase Plan;

  (4)
  to advise on the compensation of executives disclosed in this Proxy Statement;

  (5)
  to advise on the frequency of future stockholder advisory votes on executive compensation;

  (6)
  to consider a stockholder proposal requesting the Board of Directors to adopt a policy on the human right to water;

  (7)
  to consider a stockholder proposal requesting the Board of Directors to take action to eliminate super-majority voting; and

  (8)
  to transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

  •
  Record Date — The record date for determining the holders of Common Stock entitled to vote at our Annual Meeting is the close of business on March 8, 2011.

  •
  Shares Entitled to Vote — As of March 8, 2011, the record date for the meeting, there were 232,037,738 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Common Stock held by Ecolab in our treasury is not counted in shares outstanding and will not be voted.

Note — References in this Proxy Statement to "Ecolab," "the Company," "we," or "our" are to Ecolab Inc.

PROXY STATEMENT 2011    1

VOTING PROCEDURES

Quorum — A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum. Common Stock held by Ecolab in our treasury does not count toward a quorum.

Broker Non-Votes — Generally, broker non-votes occur on a proposal when a broker is not permitted under applicable rules to vote on that proposal without instruction from the beneficial owner of the Common Stock and no instruction is given. Broker non-votes are not counted as votes cast for any purpose in determining whether a matter has been approved. To ensure that their views are represented at the meeting, we strongly urge all beneficial owners to provide specific voting instructions on all matters to be considered at the meeting to their record-holding brokers.

How to Vote by Proxy — You may vote in person by ballot at our Annual Meeting or by submitting a valid proxy. We recommend you submit your proxy even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote by ballot, thereby canceling any proxy previously submitted.

Voting instructions are included on your proxy card. If you properly complete your proxy and submit it to us in time to be tabulated, one of the individuals named as your proxy will vote your Common Stock as you have directed. You may vote for or against each proposal, or you may abstain from voting on a proposal. With respect to the election of directors, you may vote for or against each nominee, or you may abstain from voting on the election of one or more nominees.

Revoking Your Proxy — You may revoke your proxy at any time before it is voted by:

  •
  timely delivery of a valid, later-dated proxy, including a proxy given by telephone or Internet;

  •
  timely delivery of written notice to our Corporate Secretary before the Annual Meeting, stating that you have revoked your proxy; or

  •
  voting by ballot at our Annual Meeting.

Treatment of Abstentions — Shares voting "Abstain" will have no effect on the election of directors. For the other proposals to be voted on at the Annual Meeting, abstentions are treated as shares present or represented and voting, and therefore (except with respect to Proposal 5 (Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation)) have the same effect as negative votes.

Vote Tabulation — The vote on each proposal will be tabulated as follows:

  Proposal 1: Election of Directors — Each nominee will be elected by a majority of the votes cast in uncontested elections. We currently expect that the election of directors at our meeting will be uncontested. Under the majority voting standard, a nominee must receive a number of "FOR" votes that exceeds 50% of the votes cast with respect to that director's election. Votes cast with respect to a nominee include votes FOR or AGAINST a nominee and exclude abstentions and broker non-votes.

  In a contested election, directors will be elected by a plurality vote. A contested election is an election in which the number of candidates for election as directors exceeds the number of directors to be elected. Under the plurality standard, the three nominees receiving the most number of "FOR" votes will be elected as directors.

2    PROXY STATEMENT 2011

  If an uncontested nominee for director does not receive an affirmative majority of "FOR" votes, he or she will be required to promptly offer his or her resignation to the Board's independent Governance Committee. That committee will then make a recommendation to the Board as to whether the offered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the offered resignation and the rationale behind it within 90 days after the election results have been certified. Any director who offered his or her resignation will not be permitted to vote on the recommendation of the Governance Committee or the Board's decision with respect to his or her resignation.

  Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the election of the four nominees named in this Proxy Statement. If, for any reason, any nominee becomes unavailable for election prior to our Annual Meeting, the proxies solicited by our Board of Directors will be voted FOR such substituted nominee as is selected by our Board of Directors, or our Board of Directors, at its option, may reduce the number of directors to constitute the entire Board.

  Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute ratification of the appointment of PricewaterhouseCoopers LLP. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

  Proposal 3: Approve Amendments to the Ecolab Stock Purchase Plan — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the Ecolab Stock Purchase Plan, as amended; provided, in compliance with New York Stock Exchange rules, the total votes cast on the proposal (including abstentions) represent over 50% of the Company's total outstanding shares entitled to vote on the proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of amendments to the Ecolab Stock Purchase Plan.

  Proposal 4: Advisory Vote on Approval of the Compensation of Executives Disclosed in this Proxy Statement — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the compensation of executives disclosed in this Proxy Statement. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the compensation of executives disclosed in this Proxy Statement.

  Proposal 5: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation — For this proposal, which provides for an advisory vote on the frequency of an advisory vote on compensation of our named executive officers (that is, annually or every two or three years), the Company will treat the option selected by the plurality (that is, the most frequently selected option) of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote as the option selected by the stockholders. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted for ANNUAL frequency of an advisory vote on compensation of our named executive officers.

  Proposal 6: Stockholder Proposal Requesting the Board of Directors to Adopt a Policy on the Human Right to Water — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and

PROXY STATEMENT 2011    3

  entitled to vote will constitute approval of the proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the proposal.

  Proposal 7: Stockholder Proposal Requesting the Board of Directors to Take Action to Eliminate Super-Majority Voting — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the proposal.

Discretionary Voting — We are not currently aware of any other business to be acted upon at our Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Common Stock or act on those matters according to their best judgment, including to adjourn the Annual Meeting.

Adjournments — Adjournment of our Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time-to-time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

STOCKHOLDER ACCESS

Communications with Directors — Our stakeholders and other interested parties, including our stockholders and employees, can send substantive communications to our Board using the following methods published on our website at www.ecolab.com/investor/governance:

  •
  to correspond with the Board's Lead Director, please complete and submit the on-line "Contact Lead Director" form;

  •
  to report potential issues regarding accounting, internal controls and other auditing matters to the Board's Audit Committee, please complete and submit the on-line "Contact Audit Committee" form; or

  •
  to make a stockholder recommendation for a potential candidate for nomination to the Board, please submit an e-mail to the Board's Governance Committee, in care of our Corporate Secretary, at investor.info@ecolab.com.

All substantive communications regarding governance matters or potential accounting, control, compliance or auditing irregularities are promptly relayed or brought to the attention of the Lead Director or Chair of the Audit Committee following review by our management. Communications not requiring the substantive attention of our Board, such as employment inquiries, sales solicitations, questions about our products and other such matters, are handled directly by our management. In such instances, we respond to the communicating party on behalf of the Board. Nonetheless, our management periodically updates the Board on all of the on-line communications received, whether or not our management believes they are substantive. In addition to on-line communications, interested parties may direct correspondence to our Board of Directors, our Board Committees or to individual directors at our headquarters address, repeated at the top of page 1 of this Proxy Statement.

Future Stockholder Proposals and Director Nomination Process — Any stockholder proposal must comply with advance notice procedures set forth in Article II, Section 4 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder's notice to our Corporate

4    PROXY STATEMENT 2011

Secretary must set forth as to each matter such stockholder proposes to bring before the Annual Meeting a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting and as to the stockholder giving the notice and any Stockholder Associated Person (i.e., any person acting in concert, directly or indirectly, with such stockholder and any person controlling, controlled by or under common control with such stockholder) (i) the name and record address of such person, (ii) the number of shares beneficially owned by the stockholder, (iii) the nominee holder for, and number of, shares owned beneficially but not of record by such person, (iv) whether and the extent to which any hedging or other transaction or series of transactions has been entered into, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such person with respect to any shares beneficially owned, (v) the name and address of any other stockholder supporting the proposal, (vi) a description of all arrangements or understandings between or among such persons in connection with the proposal, and (vii) a representation by the stockholder that he or she intends to appear at the Annual Meeting to present the business. Any ownership information shall be supplemented by the stockholder giving the notice not later than ten (10) days after the record date for the meeting as of the record date. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website at www.ecolab.com/investor/governance. If the presiding Chairperson of the Annual Meeting of Stockholders determines that business, or a nomination, was not brought before the meeting in accordance with the By-Law provisions, that business will not be transacted or the defective nomination will not be accepted.

  •
  Deadline for Inclusion in the Proxy Statement — All proposals to be considered by the Board for inclusion in the Proxy Statement and form of proxy for next year's Annual Meeting of Stockholders expected to be held on May 3, 2012, must be received by the Corporate Secretary at our headquarters address, repeated at the top of page 1 of this Proxy Statement, no later than November 21, 2011.

  •
  Deadline for Consideration — Stockholder proposals not included in a proxy statement for an annual meeting as well as proposed stockholder nominations for the election of directors at an annual meeting must each comply with advance notice procedures set forth in our By-Laws in order to be properly brought before that annual meeting of stockholders. In general, written notice of a stockholder proposal or a director nomination must be received by the Corporate Secretary not less than 120 days nor more than 150 days prior to the anniversary date of the preceding annual meeting of stockholders. With regard to next year's Annual Meeting of Stockholders, expected to be held on May 3, 2012, the written notice must be received between December 7, 2011 and January 6, 2012 inclusive.

  •
  Director Nomination Process — Our Board's Governance Committee has, under its Charter, responsibility for director nominee functions, including review of any director nominee candidates recommended by stockholders. The Governance Committee has the authority to:

  –
  Review and recommend to the Board of Directors policies for the composition of the Board, including such criteria as:

  •
  size of the Board;

  •
  diversity of experience, employment, background and other relevant factors of Board members;

  •
  the proportion of the Board to be comprised of non-management directors;

PROXY STATEMENT 2011    5

    •
    qualifications for new or continued membership on the Board, including experience, employment, background and other relevant considerations; and

    •
    director retirement requirements or standards.

    –
    Review any director nominee candidates recommended by stockholders.

    –
    Identify, interview and evaluate director nominee candidates and have sole authority to:

    •
    retain and terminate any search firm to be used to assist the Committee in identifying director candidates; and

    •
    approve the search firm's fees and other retention terms.

    –
    Recommend to the Board:

    •
    the slate of director nominees to be presented by the Board for election at the Annual Meeting of Stockholders;

    •
    the director nominees to fill vacancies on the Board; and

    •
    the members of each Board Committee.

Any stockholder nomination for directors must comply with the advance notice procedures set forth in Article II, Section 3 of our By-Laws. Under our By-Laws, to be in proper written form, the stockholder's notice to our Corporate Secretary must set forth as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address, residence address and record address of the person, (ii) the principal occupation or employment of the person, (iii) the number of shares owned beneficially or of record by the person, (iv) any information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the "Exchange Act", and the rules and regulations promulgated thereunder, (v) the nominee holder for, and number of, shares owned beneficially but not of record by the person, (vi) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, has been made, the or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, the person with respect to any share of stock of the Corporation, (vii) to the extent known, the name and address of any other stockholder supporting the nominee for election or reelection as a director on the date of such stockholder's notice, (viii) a description of all arrangements or understandings between or among persons pursuant to which the nomination(s) are to be made by the stockholder and (ix) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice. Any ownership information shall be supplemented by the stockholder giving the notice not later than ten (10) days after the record date for the meeting as of the record date. The notice must be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Company unless nominated in accordance with the foregoing procedures. This summary is qualified in its entirety by reference to the full text of our By-Laws, which can be found on our website at www.ecolab.com/investor/governance.

In terms of our principles for composition of the Board generally, and qualifications for director nominees specifically, we refer you to our Corporate Governance Principles, which can be

6    PROXY STATEMENT 2011

found on our website at www.ecolab.com/investor/governance. Under these provisions, for example:

  •
  no more than three Board members will be from current management. These management members normally would be the Chief Executive Officer, the Chairman (if an employee of the Company and not the CEO) and the President (if an employee of the Company and not the CEO), but may be any other officer deemed appropriate by the Board;

  •
  it is desired that the members of the Board represent a geographical dispersion and variety of business disciplines so as to bring to the work of the Board a diversity of experience and background, with the predominance of members being chief or executive officers from different industries; and

  •
  a continuing effort is made to seek well-qualified women and minority group members for the Board, but these persons must be sought out and evaluated as individuals rather than as representatives of specific groups.

Other criteria relevant to service as a director of our Company are also set forth in our Corporate Governance Principles.

All directors are encouraged to submit to the Governance Committee the name of any person deemed qualified to serve on the Board, together with information on the candidate's qualifications. The Governance Committee screens and submits to the full Board the names and biographical information of those persons considered by the Committee to be viable candidates for election as directors. The same evaluation process and criteria are used by the Committee (i) for recommendations for director candidates submitted by stockholders in accordance with our Restated Certificate of Incorporation and By-Laws and (ii) for recommendations submitted by any other source, such as a director or a third-party search firm.

SECURITY OWNERSHIP

Certain Beneficial Owners — The following table sets forth information as to entities which have reported to the Securities and Exchange Commission ("SEC") or have advised us that they are a "beneficial owner," as defined by the SEC's rules and regulations, of more than 5% of our outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	12,755,657(2)	5.5%

(1)
The percent of class is based on the number of voting shares outstanding as of March 8, 2011.

(2)
Beneficial ownership of these shares as of December 31, 2010 was reported on a Schedule 13G filed February 4, 2011. According to such 13G, BlackRock, Inc. and its subsidiaries collectively report sole power to vote or direct the vote over 12,755,657 shares, and sole power to dispose or to direct the disposition of 12,755,657 shares.

PROXY STATEMENT 2011    7

Executive Officers and Directors  —  In general, "beneficial ownership" includes those shares of our Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days and stock underlying stock units that may be acquired within 60 days. On March 8, 2011, our current executive officers and directors beneficially owned, in the aggregate, 5,701,475 shares of Common Stock constituting approximately 2.4% of our shares outstanding. As required by SEC disclosure rules, "shares outstanding" for this purpose includes options exercisable within 60 days and stock underlying stock units that may be acquired within 60 days by such executive officers and directors. The detail of beneficial ownership is set forth in the following table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares Beneficially Owned

Named Executive Officers
Douglas M. Baker, Jr.	2,003,441	(1)(2)	*
Steven L. Fritze	804,767	(1)(2)	*
James J. Seifert	31,980	(1)(2)	*
Phillip J. Mason	255,106	(1)(2)	*
Thomas W. Handley	365,668	(1)(2)	*
Directors
Barbara J. Beck	22,249	(2)(3)	*
Leslie S. Biller	123,180	(2)(3)(4)	*
Jerry A. Grundhofer	115,120	(2)(3)(4)	*
Arthur J. Higgins	6,300	(2)(3)	*
Joel W. Johnson	157,607	(2)(3)	*
Jerry W. Levin	110,247	(2)(3)	*
Robert L. Lumpkins	116,665	(2)(3)	*
C. Scott O'Hara	10,109	(2)(3)(4)	*
Victoria J. Reich	10,936	(2)(3)(4)	*
John J. Zillmer	26,177	(2)(3)	*
Current Directors and Executive Officers as a Group (24 persons)	5,701,475	(4)	2.4%

*
Indicates beneficial ownership of less than 1% of our outstanding Common Stock.

(1)
Includes the following shares held by officers in the Ecolab Savings Plan and ESOP as of the last Plan report: Mr. Baker, 9,521; Mr. Fritze, 23,256; Mr. Seifert, 0; Mr. Mason, 1,098; and Mr. Handley, 968.

(2)
Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 8, 2011 including, in the case of retirement-eligible officers, options vesting upon retirement from the Company: Mr. Baker, 1,785,685; Mr. Fritze, 709,011; Mr. Seifert, 0; Mr. Mason 250,000; Mr. Handley, 364,700; Ms. Beck, 14,700; Mr. Biller, 50,749; Mr. Grundhofer, 39,667; Mr. Higgins, 4,500; Mr. Johnson, 67,129; Mr. Levin, 72,347; Mr. Lumpkins, 84,408; Mr. O'Hara, 7,900; Ms. Reich, 6,700; and Mr. Zillmer, 23,000.

(3)
Includes the following interests in stock units under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan: Ms. Beck, 7,549; Mr. Biller, 26,074; Mr. Grundhofer, 32,520; Mr. Higgins, 1,800; Mr. Johnson, 37,119; Mr. Levin, 25,724; Mr. Lumpkins, 23,086; Mr. O'Hara, 1,209; Ms. Reich, 3,236; and Mr. Zillmer, 3,777. The stock units are Common Stock equivalents which may not be voted or transferred. They are included in the table because in certain circumstances they will be paid in the form of Common Stock within 60 days after a director leaves the Board.

(4)
Includes 96,400 shares held by or on behalf of family members of certain directors or executive officers; 15,000 shares of Mr. Grundhofer held in a foundation in which he has no economic interest; 46,357 shares of Mr. Biller, 9,171 shares of Mr. Lumpkins, 1,000 shares of Mr. O'Hara, and 1,000 shares of Ms. Reich held in trusts over which they have shared voting authority and/or shared power of disposition; 50,445 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports; and 5,113,270 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 8, 2011 including, in the case of retirement-eligible officers, options vesting upon retirement from the Company.

8    PROXY STATEMENT 2011

CORPORATE GOVERNANCE

Corporate Governance Materials and Code of Conduct  —  Our Company is managed under the overall direction of our Board of Directors for the benefit of all stockholders. Written materials concerning policies of our Board of Directors, corporate governance principles and corporate ethics practices, including our Code of Conduct as last amended in 1995 and supplemented by our Code of Ethics for Senior Officers and Finance Associates adopted in 2003, are available on our website at www.ecolab.com/investor/governance.

We intend to promptly disclose on our website should there be any amendments to, or waivers by the Board of Directors of, the Code of Conduct or the Code of Ethics for Senior Officers and Finance Associates.

Board Structure  —  Under our Restated Certificate of Incorporation, the number of directors is determined exclusively by the Board. Currently, the Board has fixed the number of directors at 11. Under our Corporate Governance Principles, the optimal size of the Board is between 11 and 15 members, in order to facilitate effective discussion and decision-making, adequate staffing of Board Committees, and a desired mix of diversified experience and background.

Board Leadership Structure  —  Our Board of Directors is led by Douglas M. Baker, Jr., our Chairman, who is also our President and Chief Executive Officer. Mr. Baker was named President in 2002 and Chief Executive Officer in 2004. In 2006, upon the retirement of our former Chairman of the Board, Mr. Baker was elected by the Board as Chairman.

As stated in our Corporate Governance Principles, the Board believes that it is best not to have a fixed policy on whether the offices of Chairman and Chief Executive Officer are to be held by one person or not. In making the determination to appoint Mr. Baker to Chairman five years ago, the Board considered numerous factors, including the benefits to the decision-making process with a leader who is both Chairman and Chief Executive Officer, the significant operating experience and qualifications of Mr. Baker, the importance of deep Ecolab knowledge, which Mr. Baker's years at Ecolab have provided him, in exercising business judgment in leading the Board, the size and complexity of our business, the significant business experience and tenure of our directors and the qualifications and role of our Lead Director. Based on these factors, the Board determined that it was in the best interests of the Company and its stockholders to appoint Mr. Baker Chairman in addition to his duties as President and Chief Executive Officer.

In accordance with our Corporate Governance Principles, the Board has appointed the Chair of the Governance Committee, Jerry W. Levin, as Lead Director. Responsibilities of the Lead Director include presiding over meetings of the independent directors; acting as a liaison between the Chairman and the independent directors; review of information sent to the Board; review of meeting agendas for the Board; and review of meeting schedules to assure that there is sufficient time for discussion of all agenda items. The Lead Director may at his discretion also call meetings of the independent directors. Mr. Baker works closely with Mr. Levin to establish Board agendas and to ensure the smooth operation of the Board. Mr. Levin is particularly well qualified to serve as our Lead Director. He is independent and is our longest serving director, with 19 years of continuous service on the Board, so he has considerable knowledge of our business. As detailed in Mr. Levin's biography and qualifications on page 22, Mr. Levin also has extensive public company board experience. His long history with the Company, combined with his leadership skills and operating experience make him an effective Lead Director.

Board's Role on Risk Oversight  —  The Board of Directors, in exercising its overall responsibility to direct the business and affairs of the Company, has established various processes and procedures with respect to risk management. First, annually as a core agenda item of the full Board, management presents the Board a comprehensive and detailed risk

PROXY STATEMENT 2011    9

assessment for the Company after following a vigorous enterprise risk review and analysis. Pursuant to the risk assessment, the Company has categorized the most relevant risks as follows: strategic, operating, reporting and compliance. As part of the annual risk assessment, the Board determines whether any of the Company's overall risk management process or control procedures requires modification or enhancement.

Strategic risk, which relates to the Company properly defining and achieving its high-level goals and mission, as well as operating risk, the effective and efficient use of resources and pursuit of opportunities, is regularly monitored and managed by the full Board through the Board's regular and consistent review of the Company's operating performance and strategic plan. For example, at each of the Board's five regularly scheduled meetings throughout the year, management provided the Board presentations on the Company's various business units as well as the Company's performance as a whole. Agenda items were included for significant developments as appropriate, for example, significant acquisitions, important market developments and management succession. Pursuant to the Board's established monitoring procedures, Board approval is required for the Company's strategic plan and annual plan which is reported on by management at each Board meeting. Similarly, significant transactions, such as acquisitions and financings are brought to the Board for approval.

Reporting risk, which relates to the reliability of the Company's financial reporting, and compliance risk, relating to the Company's compliance with applicable laws and regulations, are primarily overseen by the Audit Committee. The Audit Committee meets at least five times per year and, pursuant to its charter and core agendas, receives input directly from management as well as the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, regarding the Company's financial reporting process, internal controls and public filings. The Committee also receives regular updates from the Company's in-house attorneys regarding any Code of Conduct issues or legal compliance concerns and annually receives a summary of all Code of Conduct incidents during the preceding year from the General Counsel. See "Board Committees — Audit Committee" below for further information on how the Audit Committee fulfills, and assists the Board of Directors' oversight of, reporting and compliance risks.

The Company believes that its leadership structure, discussed in detail above, supports the risk oversight function of the Board. While the Company has a combined Chairman of the Board and Chief Executive Officer, we have a Lead Director, strong directors chair the various Board Committees involved in risk oversight, there is open communication between management and directors, and all directors are actively involved in the risk oversight function.

Compensation Risk Analysis  —  In November 2010, the Compensation Committee established a process and criteria for assessing risk in our compensation programs and directed management to apply that process and criteria to all compensation plans and practices that have the potential to give rise to behavior that creates risks that are reasonably likely to have a material adverse effect on the Company and to report the results to the Compensation Committee. As part of the process, the Company took the following steps to complete the assessment: (1) we developed a materiality framework for determining which compensation plans and practices to review; (2) we inventoried plans and practices that fell within the materiality framework; (3) we reviewed the identified plans and practices against our evaluation framework established in consultation with the Compensation Committee's independent compensation consultant, Frederic W. Cook & Co., Inc.; (4) we identified factors, processes or procedures in place which may mitigate any risks in identified plans and practices; and (5) the Compensation Committee reviewed the results of the analysis with Frederic W. Cook & Co., Inc. Our risk assessment revealed that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, we took into account the compensation mix for our employees as well as

10    PROXY STATEMENT 2011

various risk control and mitigation features of our programs, including varied and balanced performance targets, review procedures for incentive pay calculations, appropriate incentive payout caps, the Company's rights to cancel incentive awards for employee misconduct, discretionary authority of the Compensation Committee to reduce award pay-outs, internal controls around customer and distributor pricing and contract terms, our stock ownership guidelines, prohibition on hedging Company stock and our compensation recovery ("clawback") policy.

Director Attendance  —  There were seven meetings of the Board of Directors during the year ended December 31, 2010. Each incumbent director attended at least 88% of all Board meetings and meetings held by all Committees on which he or she served. Overall attendance at Board and Committee meetings was 93%. Directors are expected, but are not required, to attend our Annual Meeting of Stockholders. Eight of the ten directors then serving who were continuing to serve following the meeting attended last year's Annual Meeting.

Board Committees  —  Our By-Laws permit the Board of Directors to designate Committees, each comprised of three or more directors, to assist the Board in carrying out its duties. The Board annually reviews its Committee structure as well as the Charter and composition of each Committee and makes modifications as necessary. The Board believes its current Committee structure, comprised of standing Audit, Compensation, Finance and Governance Committees, is appropriate. The Charters of these Committees are available on our website at www.ecolab.com/investor/governance. The Charters were last reviewed and approved by the Board in May 2010. The separately designated standing Audit Committee meets the requirements of Section 3(a)(58)(A) of the Exchange Act. The members of the Audit, Compensation and Governance Committees meet the "independence" and other requirements established by the rules and regulations of the SEC, the Internal Revenue Code of 1986, as amended (the "IRS Code"), the New York Stock Exchange and our Board, as applicable.

  •
  Audit Committee — The Audit Committee members are Ms. Reich and Messrs. Higgins, Johnson (Chairman), Lumpkins (Vice Chairman) and O'Hara. The Committee met six times during 2010. In addition, the Committee Chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement for the first three calendar quarters of 2010 with our Chief Financial Officer, Controller and Assistant Controller and with our independent registered public accounting firm, prior to each of our quarterly earnings announcements. The Committee (and five of our other directors, as the full Board was invited to participate) met to discuss the financial information contained in the fourth quarter and full year 2010 earnings announcement prior to dissemination of that press release and it being furnished to the SEC on a Form 8-K in February 2011. The Form 10-K for the year ended December 31, 2010 was discussed by the Committee at its regularly scheduled February 2011 meeting.

    The Committee fulfills, and assists the Board of Directors' oversight of, its responsibilities to monitor (i) the quality and integrity of our consolidated financial statements and management's financial control of operations; (ii) the qualifications, independence and performance of the independent accountants; (iii) the role and performance of the internal audit function; and (iv) our compliance with legal and regulatory requirements. The Committee meets regularly and privately with our management and internal auditors and with our independent registered public accounting firm, PricewaterhouseCoopers LLP.

    A report of the Audit Committee is found under the heading "Audit Committee Report" at page 64.

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    The Board of Directors has determined that each member of the Audit Committee is "independent" and meets the independence and other requirements of Sections 303A.02 and 303A.07(b) of the listing standards of the New York Stock Exchange, and Rule 10A-3 under the Exchange Act, as well as of our Board. The Board has determined that each member of the Committee is an "audit committee financial expert" under the SEC's rules and should be so designated. Further, the Board has determined, in its business judgment, that each member of the Committee has "accounting and related financial management expertise" and is "financially literate" under the New York Stock Exchange's listing standards.

  •
  Compensation Committee — The Compensation Committee members are Ms. Beck and Messrs. Biller, Grundhofer (Chair), Levin (Vice Chair) and Zillmer. The Committee met five times during the past year. The principal functions of this Committee are to (i) review and approve or recommend to the Board, as applicable, with respect to the establishment, amendment and administration of any compensation plans, benefits plans, severance arrangements and long-term incentives for directors and any executive officers (including the CEO); (ii) review and approve our overall compensation policy and annual executive salary plan, including CEO compensation; and (iii) administer our director stock option and deferred compensation plans, executive and employee stock incentive plans, stock purchase plans and cash incentive programs. The Committee may not delegate its primary responsibilities with respect to overseeing executive officer compensation.

    To assist the Committee in the design and review of the executive and director compensation programs, the Committee has selected and retained Frederick W. Cook & Co., Inc. ("Cook & Co."), an independent compensation consulting firm, which reports directly to the Committee. As requested from time to time on behalf of the Committee, Cook & Co. provides the Committee with market data regarding various components of executive and director compensation, reviews methodology on which compensation is based and designed, and informs the Committee of market trends in executive and director compensation. Cook & Co. performs no services for us other than those performed on behalf of the Committee. A report by the Committee is located on page 30 of this Proxy Statement.

    The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of the SEC (including Rule 16b-3), the New York Stock Exchange, Section 162(m) of the IRS Code and of our Board.

  •
  Finance Committee — The current Finance Committee members are Mses. Beck and Reich and Messrs. Biller (Chair), Grundhofer (Vice Chair) and O'Hara. The Committee met eight times during the past year. The principal functions of this Committee are to review and make recommendations to the Board concerning (i) management's financial and tax policies and standards; (ii) our financing requirements, including the evaluation of management's proposals concerning funding to meet such requirements; (iii) dividends; (iv) our capital expenditure budget; and (v) adequacy of insurance coverage. The Committee also evaluates specific acquisition, divestiture and capital expenditure projects from a financial standpoint. The Committee monitors our investor relations program and oversees a management committee which is charged with monitoring the performance of trust assets held in our benefit plans.

  •
  Governance Committee — The Governance Committee members are Messrs. Higgins, Johnson, Levin (Chair), Lumpkins (Vice Chair) and Zillmer. The Committee met four times during the past year. Certain functions of the Governance Committee are described on pages 5 and 6 of this Proxy Statement under the heading "Director

12    PROXY STATEMENT 2011

    Nomination Process." In addition, the principal functions of this Committee include: (i) lead the annual review of Board performance and effectiveness; (ii) review the Board's organizational structure and operations (including appointing a lead director for executive sessions of non-management directors) and its relationship to senior management; (iii) review issues of senior management succession; (iv) lead the annual Chief Executive Officer performance review and oversee the evaluation process for senior management; (v) review Certificate of Incorporation, By-Law or stockholder rights plan issues or changes in fundamental corporate charter provisions; (vi) review various corporate governance matters (including any necessary modifications to the Corporate Governance Principles); (vii) review and recommend to the Board with respect to director independence determinations and review, approve or ratify reportable related person transactions; (viii) receive reports from management with regard to relevant social responsibility issues and report to the Board as appropriate; (ix) review our Company's efforts to achieve its affirmative action and diversity goals; (x) review our Company's environmental practices, including progress and compliance with our Global Sustainability Principles; (xi) review director orientation, training and continuing education; and (xii) undertake special projects which do not fall within the jurisdiction of other committees of the Board.

    The Board of Directors has determined that each member of the Governance Committee meets the "independence" requirements of the SEC, the New York Stock Exchange and of our Board.

DIRECTOR COMPENSATION FOR 2010

Director Compensation Table  —  The following table summarizes the compensation that our non-employee directors received during 2010.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Earnings ($)	All Other Compensation ($)	Total ($)

Barbara J. Beck	$85,000	$42,500	$49,860	0	0	0	$177,360
Leslie S. Biller	$95,000	$42,500	$49,860	0	0	0	$187,360
Richard U. De Schutter(4)	$32,357	$14,875	$13,380	0	0	0	$60,612
Jerry A. Grundhofer	$95,000	$42,500	$49,860	0	0	0	$187,360
Arthur J. Higgins(5)	$60,801	$27,944	$49,860	0	0	0	$138,605
Joel W. Johnson	$100,000	$42,500	$49,860	0	0	$1,000	$193,360
Jerry W. Levin	$100,000	$42,500	$49,860	0	0	0	$192,360
Robert L. Lumpkins	$92,500	$42,500	$49,860	0	0	0	$184,860
C. Scott O'Hara(6)	$92,500	$42,500	$87,532	0	0	0	$222,532
Beth M. Pritchard(4)	$29,750	$14,875	$13,528	0	0	0	$58,153
Victoria J. Reich(7)	$92,500	$42,500	$74,236	0	0	0	$209,236
John J. Zillmer	$87,607	$42,500	$49,860	0	0	0	$179,967

(1)
Represents annual retainer of $85,000 earned during 2010, plus additional fees paid to the respective Chairs of Board Committees and to members of the Audit Committee; includes retainer and fees, if any, deferred at the election of directors pursuant to the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (the "2001 Plan"), as described in footnote (2) below. The dollar amount of retainer and fees deferred by applicable directors during 2010 is as follows: Ms. Beck, $85,000; Mr. Grundhofer, $95,000; Mr. Higgins, $60,801; Mr. Johnson, $100,000; Mr. Lumpkins, $92,500; Ms. Pritchard, $14,875; and Ms. Reich, $92,500.

(2)
Represents the crediting by the Company of $42,500 (or a pro rata portion thereof) to a deferred stock unit account under the 2001 Plan during 2010. The features of the deferred stock unit account are described under footnote (3) to

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  the "Security Ownership — Executive Officers and Directors" table at page 8 and the director compensation deferral paragraph under the "Summary" heading at page 14.

(3)
Represents the full grant date fair value of each option award, computed in accordance with FASB ASC Topic 718. The value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grant to directors. Mr. De Schutter and Ms. Pritchard received reload options totaling 2,364 shares (valued at $13,380) and 2,182 shares (valued at $13,528), respectively. The issuance of these reload options were not new discretionary grants by the Company, rather the issuance results from rights that were granted as part of their original option grants made under the 2001 Plan. The respective reload options are immediately exercisable in full and expire on the expiration date of their original grant. The reload feature was eliminated for new grants under the 2001 Plan as amended effective May 2004. Director stock options granted in May 2010 to all of the directors other than Mr. De Schutter and Ms. Pritchard have a ten-year contractual exercise term and vest 25% at the end of each three-month period following the date of grant. Key assumptions include: risk-free rate of return; expected life of the option, expected stock price volatility and expected dividend yield. The specific assumptions used in the valuation of these options is summarized in the table below:

Grant Date	Risk Free Rate	Expected Life	Expected Volatility	Expected Dividend Yield

04/19/2010 (De Schutter)	1.01%	2.03 years	23.31%	1.27%
04/20/2010 (Pritchard)	1.10%	2.01 years	23.31%	1.27%
05/06/2010	2.53%	6.15 years	23.30%	1.31%

  As of December 31, 2010, the aggregate number of stock options held by each director named in the table above is as follows: Ms. Beck, 14,700; Mr. Biller, 50,749; Mr. De Schutter, 33,164; Mr. Grundhofer, 39,667; Mr. Higgins, 4,500; Mr. Johnson, 67,129; Mr. Levin, 72,347; Mr. Lumpkins, 84,408; Mr. O'Hara, 7,900; Ms. Pritchard, 32,982; Ms. Reich, 6,700 and Mr. Zillmer, 23,000.

(4)
Mr. De Schutter and Ms. Pritchard each retired from the Board in May 2010 and received a pro-rated portion of compensation for 2010.

(5)
Mr. Higgins was elected to the Board in May 2010, and received a pro-rated portion of retainer, fees and stock units for 2010.

(6)
Mr. O'Hara received an initial stock option grant in May 2010 with a grant date fair value of $37,672 to reflect his pro-rated service commencing in August 2009, as well as his periodic stock option grant valued at $49,860.

(7)
Ms. Reich received an initial stock option grant in May 2010 with a grant date fair value of $24,376 to reflect her pro-rated service commencing in November 2009, as well as her periodic stock option grant valued at $49,860.

Summary  —  During 2010, members of the Board of Directors who are not employees of the Company were entitled to receive base annual compensation valued at $182,500 as follows:

  •
  An annual retainer of $85,000;

  •
  $42,500 annually in the form of stock units (which are described under footnote (3) to the "Security Ownership — Executive Officers and Directors" table at page 8 and the director compensation deferral paragraph below); and

  •
  Stock options having a grant date fair value of approximately $55,000.

Chairs of the Board's Compensation and Finance Committees each received an additional fee of $10,000 per year. The Chair of the Governance Committee, in his capacity as Lead Director, received $15,000. The Chair of the Audit Committee received an additional $15,000 fee and other Audit Committee members received $7,500 each. All reasonable travel, telephone and other expenses incurred by directors on behalf of Ecolab were reimbursed.

Non-employee directors may elect to defer some, or all, of the cash portion of their annual retainer and additional fees in a cash account or a deferred stock unit account until cessation of Board service. Amounts deferred in the cash account earn interest at market rates and amounts deferred in the stock unit account are credited with dividend equivalents. Upon cessation of Board service, deferred amounts (whether in the interest-bearing account or in the stock unit account) are paid in a lump sum or in equal installments to a maximum of ten years as elected by the director. Amounts deferred after January 1, 2005 must be paid in a lump sum. A distribution from a cash account will be made in cash only and a distribution from a stock unit account will be made in shares of Common Stock only. The aggregate number of

14    PROXY STATEMENT 2011

stock units held by each non-employee director is set forth under footnote (3) to the "Security Ownership — Executive Officers and Directors" table at page 8.

Director stock option grants are made on the date of the Annual Meeting of Stockholders, and have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes same day stock volatility. We do not have a program, plan, or practice to time stock option grants to directors in coordination with the release of material non-public information. Director stock options vest 25% at the end of each three-month period following the grant date.

The options granted to directors under the 2001 Plan may be transferred to defined family members or legal entities established for their benefit, and with respect to options granted through May 2004, provide for a one-time automatic grant of a reload stock option if the optionee exercises the original stock option by tendering shares of previously owned Common Stock of the Company. The reload stock option is for the same number of shares tendered to exercise the original stock option and the number of shares required to be withheld to satisfy minimum statutory tax obligations, has an exercise price equal to the fair market value of our Common Stock on the reload grant date, and is immediately exercisable at any time during the remaining exercise term of the original stock option. The reload feature under the 2001 Plan was eliminated in 2004.

Stock Retention and Ownership Guidelines  —  We have in place stock retention and ownership guidelines to encourage our directors to accumulate a significant ownership stake so they are vested in maximizing long-term stockholder returns. Our guidelines provide that our directors own Company stock with a market value of at least five times the annual retainer. Until the stock ownership guideline is met, the director is expected to retain 100% of all after-tax profit shares from stock option exercises. For purposes of complying with our guidelines, stock is not considered owned if subject to an unexercised stock option. Shares owned outright, legally or beneficially, by a director or his or her immediate family members residing in the same household and deferred stock units in the director's deferral plan count towards meeting the guidelines. Our directors may not enter into any risk hedging arrangements with respect to Company stock. Our directors are in compliance with our guidelines by either having achieved the ownership guideline or, if the guideline is not yet achieved, by retaining 100% of all after-tax profit shares from any stock option exercises.

Changes Effective in 2010  —  The Committee reviews our compensation program for non-employee directors annually; however, it is our general practice to consider adjustments to our program every other year. Based upon the recommendation of the Compensation Committee's independent consultant, Frederic W. Cook & Co., Inc., we made the following two changes effective as of January 1, 2010: (1) increased the annual cash retainer from $70,000 to $85,000 and (2) increased the stock unit award from $35,000 to $42,500. The changes to the annual cash retainer and stock unit awards increase total annual director compensation from $160,000 per year to $182,500 per year, excluding committee retainers, and is within the median range of our competitive market. For director compensation, we define our competitive market as the Standard & Poor's Materials Sector and the median range as within 10% of the median for total annual director compensation. The companies comprising the Standard & Poor's Materials Sector are set forth at page 35 of this Proxy Statement. This increase is designed to keep the total annual director compensation within the median range for the next two years.

PROXY STATEMENT 2011    15

DIRECTOR INDEPENDENCE STANDARDS AND DETERMINATIONS

"Independence" Standards — Pursuant to the Board of Directors' policy a director is not independent if:

  (i)
  The director is, or has been within the last three years, an employee of the Corporation, or an immediate family member is, or has been within the last three years, an executive officer, of the Corporation.

  (ii)
  The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Corporation, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

  (iii)
  (A) The director is a current partner or employee of a firm that is the Corporation's internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Corporation's audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Corporation's audit within that time.

  (iv)
  The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Corporation's present executive officers at the same time serves or served on that company's compensation committee.

  (v)
  The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Corporation for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

The Board of Directors' independence policy is also available on our website at www.ecolab.com/investor/governance/BoardofDirectors.asp.

"Independence" Determinations — In February 2011, the Governance Committee undertook a review of director independence by examining the nature and magnitude of transactions and relationships during 2010, 2009 and 2008 between each director serving during 2010 or director nominee, as the case may be (or any member of his or her immediate family or the company he or she is employed by and its subsidiaries and affiliates), and Ecolab, its subsidiaries and affiliates. Appropriate scrutiny is given to any situation which could be reasonably considered a material relationship. Both the existence and nature of the relationship are considered. The relationships include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Ecolab also endeavors to identify, quantify and evaluate ordinary course commercial transactions between Ecolab and any company that employs a director or director nominee, including subsidiaries and affiliates of the company. The Board's Governance Committee has reviewed the following immaterial transactions between certain directors' companies and Ecolab, and determined that none of the transactions exceeds the Board's categorical "independence" standards described above, or adversely affects the director's "independence" status.

  •
  Barbara J. Beck, a director, was an Executive Vice President of Manpower, Inc., a world leader in the employment services industry until February 28, 2011. During 2010,

16    PROXY STATEMENT 2011

    Ecolab's sales to Manpower and its affiliates were approximately $3,000. In addition, during 2010, Ecolab purchased services in the amount of approximately $873,000 from Manpower and its affiliates. Ecolab believes all sales to and purchases from Manpower were made in the ordinary course, at arm's length, and at prices and on terms customarily available. Further, the director had no personal interest in, nor received any personal benefit from, such commercial transactions.

  •
  C. Scott O'Hara, a director, is an Executive Vice President of H.J. Heinz Company, a food producer and marketer. During 2010, Ecolab's sales to Heinz and its affiliates were approximately $7,124,000. In addition, during 2010, Ecolab purchased products in the amount of approximately $122,000 from Heinz and its affiliates. Ecolab believes all sales to and purchases from Heinz were made in the ordinary course, at arm's length, and at prices and on terms customarily available. Further, the director had no personal interest in, nor received any personal benefit from, such commercial transactions.

  •
  Victoria J. Reich, a director, is the Senior Vice President and Chief Financial Officer of United Stationers Inc., a wholesale distributor of business products. During 2010, Ecolab's sales to United Stationers and its affiliates were approximately $872,000. Ecolab believes all sales to United Stationers were made in the ordinary course, at arm's length, and at prices and on terms customarily available. Further, the director had no personal interest in, nor received any personal benefit from, such commercial transactions.

  •
  John J. Zillmer, a director, is the Chief Executive Officer of Univar Inc., a distributor of industrial chemicals. During 2010, Ecolab's sales to Univar and its affiliates were approximately $37,000. In addition, during 2010, Ecolab purchased products from Univar and its affiliates in the amount of approximately $28,260,000. Ecolab believes all sales to and purchases from Univar were made in the ordinary course, at arm's length, and at prices and on terms customarily available. Further, the director had no personal interest in, nor received any personal benefit from, such commercial transactions.

Based on the review of the Governance Committee, the Board of Directors has determined that the following directors, including those on the slate of nominees for election to the Board at this year's Annual Meeting (other than Mr. Baker), are, and have been since January 1, 2010, independent in accordance with the listing standards of the New York Stock Exchange, the rules and regulations of the SEC, applicable law, and the Board's "independence" policy: Barbara J. Beck, Leslie S. Biller, Jerry A. Grundhofer, Arthur J. Higgins, Joel W. Johnson, Jerry W. Levin, Robert L. Lumpkins, C. Scott O'Hara, Victoria J. Reich and John J. Zillmer. In addition, based on such review, the Board of Directors also determined that former directors Richard U. De Schutter and Beth M. Pritchard were, from January 1, 2010 until their respective retirement from the Board of Directors in May 2010, independent under such standards, rules and policies.

The Board determined that Douglas M. Baker, Jr. is not "independent," due to his status as the current Chief Executive Officer.

PROXY STATEMENT 2011    17

RELATED PERSON TRANSACTIONS

The Governance Committee of the Board of Directors is responsible for reviewing, approving or ratifying transactions in excess of $120,000 with the Company's executive officers or directors, including their immediate family members, or any greater than 5% stockholder known to us. Our practices and procedures for identifying transactions with related persons are located in the charter of the Governance Committee. The Governance Committee considers the related person's relationship to the Company and interest in the transaction; the material facts of the transaction, including the proposed aggregate value of such transaction; the benefits to the Company of the proposed related person transaction; if applicable, the availability of other sources of comparable products or services; an assessment of whether the proposed related person transaction is on terms that are comparable to the terms available to an unrelated third party or to employees; and such other factors and information as the Governance Committee may deem appropriate. The Governance Committee determined that there were no such transactions with related persons during 2010, nor any currently anticipated transactions.

18    PROXY STATEMENT 2011

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of 11 members. The Board of Directors is divided into three classes. Prior to the 2010 amendment of our Restated Certificate of Incorporation ("Restated Certificate") with respect to the classification of the Board, the members of each class were elected to serve a three-year term with the terms of office of each class ending in successive years. Pursuant to the Restated Certificate, as of the 2013 Annual Meeting of Stockholders, our Board will no longer be classified and each director will be subject to annual election. With respect to Class I Directors being nominated for election at the Annual Meeting, the nominees, if elected, will serve a two-year term ending as of the 2013 Annual Meeting expected to be held in May 2013. The directors of Class II and Class III will continue in office.

Pursuant to the recommendation of the Governance Committee, Ms. Beck and Messrs. Baker, Levin and Lumpkins were nominated by the Board of Directors for election as Class I Directors. The Board of Directors has no reason to believe that any of the named nominees is not available or will not serve if elected.

Board of Directors' Recommendation — The Board of Directors recommends a vote FOR the election of the four nominees named in this Proxy Statement. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the four nominees named in this Proxy Statement.

The following information with regard to business experience and directorships has been furnished by the respective directors or nominees or obtained from our records.

PROXY STATEMENT 2011    19

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS — CLASS I (FOR A TERM ENDING 2013)

DOUGLAS M. BAKER, JR., age 52.

 Biography — Chairman of the Board, President and Chief Executive Officer of Ecolab. Director of Ecolab since 2004.

Since joining Ecolab in 1989, Mr. Baker has held various leadership positions within our Institutional, Europe and Kay operations. Mr. Baker was named Ecolab's President and Chief Operating Officer in August 2002, was promoted to President and Chief Executive Officer in July 2004, and added the position of Chairman of the Board in May 2006. Prior to joining Ecolab in 1989, Mr. Baker was employed by The Procter & Gamble Company in various marketing and management positions.

 Qualifications — Mr. Baker has more than 20 years of Ecolab marketing, sales and general management experience, including leadership roles in Ecolab's Institutional, Europe and Kay businesses before becoming Ecolab's Chief Operating Officer in 2002 and Chief Executive Officer in 2004. He has deep and direct knowledge of Ecolab's businesses and operations. In addition, his experience at The Procter & Gamble Company included various marketing and management positions, including in the institutional market in which Ecolab operates.

Other directorships held during the past five years — Director of U.S. Bancorp.

20    PROXY STATEMENT 2011

BARBARA J. BECK, age 50.

 Biography — Chief Executive Officer, Learning Care Group, Inc., a leading for-profit early education/child care provider in North America. Director of Ecolab since February 2008. Member of the Compensation and Finance Committees.

Prior to joining Learning Care Group in March 2011, Ms. Beck spent nine years as an executive of Manpower Inc., a world leader in the employment services industry. From 2006 to 2011, Ms. Beck was President of Manpower's EMEA operations, overseeing Europe (excluding France), the Middle East and Africa. She previously served as Executive Vice President of Manpower's U.S. and Canada business unit from 2002 to 2005. Prior to joining Manpower, Ms. Beck was an executive of Sprint, a global communications company, serving in various operating and leadership roles for 15 years.

 Qualifications — Ms. Beck has extensive North American and European general management and operational experience, including as a current CEO, allowing her to contribute to Ecolab's strategic vision particularly as it relates to Europe, the Middle East and Africa. With her Manpower knowledge of the impact of labor market trends on global and local economies combined with her knowledge of employment services, which tends to be a leading economic indicator, she provides timely insight into near-term projections of general economic activity. As an executive at Sprint, Ms. Beck obtained experience in the information technology field which is relevant to Ecolab's development of its ERP systems as well as field automation tools.

Other directorships held during the past five years — None.

PROXY STATEMENT 2011    21

JERRY W. LEVIN, age 66.

 Biography — Chairman and Chief Executive Officer of Wilton Brands Inc., a consumer products company. Also Chairman of JW Levin Partners LLC, a private investment and advisory firm. Director of Ecolab since 1992. Lead Director, Chairman of the Governance Committee and Vice Chair of the Compensation Committee.

Mr. Levin served in a number of senior executive positions with The Pillsbury Company from 1974 through 1989. In 1989, he joined MacAndrews & Forbes Holdings, Inc. which controlled Revlon, Inc. and The Coleman Company, among other companies. From 1989 through 1997, Mr. Levin served in various capacities at the Coleman Company, Inc., Revlon, Inc., Revlon Consumer Products Corporation and the Cosmetic Center, Inc., including as Chairman and/or Chief Executive Officer. Mr. Levin served as Chairman and Chief Executive Officer of American Household, Inc. (formerly known as Sunbeam Corporation) from 1998 to 2005. He joined the Board of Sharper Image in July 2006, and served as interim CEO from September 2006 to April 2007. He became Chairman and Chief Executive Officer of Wilton Brands in 2009.

 Qualifications — Mr. Levin has more than 30 years of public company operating experience, including as Chairman and/or Chief Executive Officer of Coleman, Revlon and American Household, and has served on numerous public company boards. In addition to his experience leading companies, he has a background and expertise in mergers and acquisitions, which allows him to provide the company guidance and counsel for its acquisition program. He has experience in operating companies in diverse industries, giving him a unique perspective to provide advice to the Company regarding its many operating units. In addition, with 19 years on Ecolab's Board, Mr. Levin is our longest serving director and has developed a deep knowledge of our business. His long history with the Company, combined with his leadership skills and operating experience, makes him particularly well suited to be our Lead Director.

Other directorships held during the past five years — Director of Saks Incorporated and U.S. Bancorp. Formerly a director of American Household, Inc., Sharper Image and Wendy's Inc.

22    PROXY STATEMENT 2011

ROBERT L. LUMPKINS, age 67.

 Biography — Chairman of the Board of The Mosaic Company, a leading producer and marketer of crop and animal nutrition products and services. Director of Ecolab since 1999. Vice Chair of the Audit Committee and Vice Chair of the Governance Committee.

Mr. Lumpkins, who retired as Vice Chairman and a director of Cargill Inc. in 2006, began his career with the company in 1968, and served in various finance and general management positions. Named President of the Financial Services Division in 1983 and Chief Financial Officer for Cargill Europe in 1988. Served as Chief Financial Officer of Cargill from 1989 to 2005, and elected to Cargill's Board of Directors in 1991. Elected Vice Chairman in 1995.

 Qualifications — Mr. Lumpkins' nearly 40-year career at Cargill, a large and diverse global industrial company, which operates in the food industry and chemicals industry, provides him with background in two industries relevant to Ecolab. His service in various domestic and international senior operating and financial roles at Cargill, including as Chief Financial Officer, allows him to contribute both strategic direction and sophisticated financial management advice to the Company. As Chairman of the Board of Mosaic, he also has current experience leading a public company Board.

Other directorships held during the past five years — Director of Airgas, Inc., and The Mosaic Company. Formerly a director of Cargill Inc. and Webdigs Inc.

PROXY STATEMENT 2011    23

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE — CLASS II (TERM ENDING 2012)

LESLIE S. BILLER, age 62.

 Biography — Chairman of the Board of Sterling Financial Corporation, the bank holding company for Sterling Savings Bank, a Pacific Northwest regional community bank. Also, Chief Executive Officer of Greendale Capital, LLC, a private investment and consultive company. Director of Ecolab since 1997. Chairman of the Finance Committee and member of the Compensation Committee.

After holding various positions with Citicorp and Bank of America, Mr. Biller joined Norwest Corporation in 1987 as Executive Vice President in charge of strategic planning and acquisitions for Norwest Banking. Appointed Executive Vice President in charge of South Central Community Banking in 1990. Mr. Biller served as President and Chief Operating Officer of Norwest Corporation from February 1997 until its merger with Wells Fargo & Company in November 1998. Mr. Biller retired as Vice Chairman and Chief Operating Officer of Wells Fargo & Company in October 2002. He became Chairman of Sterling Financial Corporation in 2010.

 Qualifications — Throughout his career in banking, including as Vice Chair and Chief Operating Officer of Wells Fargo, Mr. Biller gained extensive public company senior management and board experience. Having spent a significant part of his career in international assignments in Europe, he is familiar with operating businesses in that region, which allows him to provide advice and guidance relevant to our significant European operations. He has extensive knowledge and experience in banking, treasury and finance, which enables him to provide insight and advice on financing, treasury and enterprise risk management areas. As a chemical engineer, he is familiar with chemicals manufacturing and distribution, which allows him to relate well to our operations.

Other directorships held during the past five years — Director of Sterling Financial Corporation, Knowledge Schools Inc. and Knowledge Universe Education. Formerly a director of PG&E Corporation.

24    PROXY STATEMENT 2011

JERRY A. GRUNDHOFER, age 66.

 Biography — Chairman of the Board of Citibank, N.A. and Chairman Emeritus and retired Chairman of the Board of U.S. Bancorp, a financial services holding company. Director of Ecolab since 1999. Chairman of the Compensation Committee and Vice Chair of the Finance Committee.

Following an extensive career in the commercial banking industry, including serving as Vice Chairman of the Board of BankAmerica Corporation, Mr. Grundhofer joined Star Banc Corporation as President and Chief Executive Officer in 1993, assuming the Chairman post in December 1993. In November 1998, Star Banc acquired Firstar Corporation and he assumed the position of President and Chief Executive Officer of Firstar Corporation. In 2001, following a merger of Firstar Corporation and U.S. Bancorp, Mr. Grundhofer was named President and CEO of U.S. Bancorp and added the position of Chairman of the Board in 2003. Mr. Grundhofer retired as CEO in 2006, and as Chairman of the Board in December 2007.

 Qualifications — Mr. Grundhofer has more than 40 years leadership experience in the banking and financial services industry, including as Chairman and Chief Executive Officer of U.S. Bancorp. His senior operating experience and public company board experience give him an understanding for leading a public company and allow him to provide strategic vision to the company. He has extensive knowledge and experience in banking, treasury and finance, which enables him to provide insight and advice on financing, treasury and enterprise risk management areas. He also possesses extensive experience with mergers and acquisitions.

Other directorships held during the past five years — Director of Citigroup and Citibank, N.A. Formerly a director of U.S. Bancorp, Lehman Brothers Inc. and The Midland Company.

PROXY STATEMENT 2011    25

VICTORIA J. REICH, age 53.

 Biography — Senior Vice President and Chief Financial Officer of United Stationers Inc., a broad line wholesale distributor of business products. Ms. Reich has announced plans to step down from this position and leave United Stationers by the end of 2011. Director of Ecolab since November 2009. Member of the Audit and Finance Committees.

Prior to joining United Stationers in 2007, Ms. Reich spent ten years as an executive with Brunswick Corporation, last serving as President — Brunswick European Group, and previously as Senior Vice President and Chief Financial Officer. Before joining Brunswick, Ms. Reich was employed for 17 years at General Electric Company in various financial management positions.

 Qualifications — As a Chief Financial Officer of a public company, Ms. Reich possesses relevant financial leadership experience with respect to all financial management disciplines relevant to the company, including public reporting, strategic planning, treasury, IT and financial analysis. Her financial management background at United Stationers, Brunswick and General Electric, combined with her experience in European general management at Brunswick, enables her to provide strategic input as well as financial discipline. United Stationers operates a cleaning supplies distribution business which provides Ms. Reich familiarity with the institutional market, our largest end-market.

Other directorships held during the past five years — None.

26    PROXY STATEMENT 2011

JOHN J. ZILLMER, age 55.

 Biography — Chief Executive Officer of Univar Inc., a global distributor of industrial chemicals and related specialty services. Director of Ecolab since 2006. Member of the Compensation and Governance Committees.

Prior to joining Univar in 2009, Mr. Zillmer served as Chairman and Chief Executive Officer of Allied Waste Industries, a solid waste management business, from 2005 until the merger of Allied Waste with Republic Services, Inc. in December 2008. Before Allied Waste, Mr. Zillmer spent thirty years in the managed services industry, most recently as Executive Vice President of ARAMARK Corporation, a provider of food, uniform and support services. During his eighteen-year career with ARAMARK, Mr. Zillmer served as President of ARAMARK's Business Services division, the International division and the Food and Support Services group. Prior to joining ARAMARK, Mr. Zillmer was employed by Szabo Food Services until Szabo was acquired by ARAMARK in 1986.

 Qualifications — As Chief Executive Officer of Univar and previously Allied Waste, Mr. Zillmer has experience leading both public and large private companies. With Univar, he is intimately familiar with the chemical market, including with respect to chemicals that Ecolab uses to manufacture its products. He also has extensive knowledge of the environmental aspects of chemicals manufacturing and distribution. His experience leading various ARAMARK operations have given him deep knowledge of the institutional market, particularly the contract catering segment, which is a large market for the company. His roles on the boards of Reynolds American, Allied Waste and United Stationers have provided him with significant public company board experience.

Other directorships held during the past five years — Director of Reynolds American Inc. Formerly a director of Allied Waste Industries, Inc., Casella Waste Systems, Inc., Pathmark Stores Inc. and United Stationers Inc.

PROXY STATEMENT 2011    27

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE — CLASS III (TERM ENDING 2013)

ARTHUR J. HIGGINS, age 55

 Biography — Consultant, Blackstone Healthcare Partners of The Blackstone Group. Director of Ecolab since 2010. Member of the Audit and Governance Committees.

Until 2010, Mr. Higgins served as Chairman of the Board of Management of Bayer HealthCare AG, a developer and manufacturer of human and animal health products, and Chairman of the Bayer HealthCare Executive Committee. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to joining Enzon Pharmaceuticals, Mr. Higgins spent 14 years with Abbott Laboratories, most recently as President of the Pharmaceutical Products Division from 1998 to 2001. He is a past member of the Board of Directors of the Pharmaceutical Research and Manufacturers of America (PhRMA), of the Council of the International Federation of Pharmaceutical Manufacturers and Associations (IFPMA) and President of the European Federation of Pharmaceutical Industries and Associations (EFPIA).

 Qualifications — Mr. Higgins has extensive leadership experience in the global healthcare market. Through leadership positions with large healthcare developers and manufacturers in both the United States and Europe, Mr. Higgins has gained deep knowledge of the healthcare market and the strategies for developing and marketing products in this highly regulated area. This knowledge and industry background allows him to provide valuable insight to Ecolab's growing Healthcare business, which is developing in both the U.S. and Europe. In addition, his global perspective from years of operating global businesses and his background in working with high growth companies fits well with Ecolab's ambitions for global growth and provide him experiences from which to draw to advise the Company on strategies for sustainable growth. In his role as Chief Executive Officer of Bayer HealthCare he has gained significant exposure to enterprise risk management as well as quality and operating risk management necessary in a highly regulated industry such as healthcare.

Other directorships held during the past five years — Director of Zimmer Inc. and Resverlogix Corp.

28    PROXY STATEMENT 2011

JOEL W. JOHNSON, age 67.

 Biography — Retired Chairman of the Board and Chief Executive Officer of Hormel Foods Corporation, a processor and marketer of meat and food products. Director of Ecolab since 1996. Chairman of the Audit Committee and member of the Governance Committee.

Following an extensive career at General Foods Corporation, Mr. Johnson joined Hormel Foods Corporation in 1991 as Executive Vice President — Sales & Marketing. Advanced to President in 1992, Chief Operating Officer and Chief Executive Officer in 1993 and Chairman of the Board in 1995.

 Qualifications — Mr. Johnson's tenure as Chairman and Chief Executive Officer of Hormel Foods, a public company with global operations, provides him with directly relevant operating experience. As the former leader of a food products company, Mr. Johnson has insights into one of Ecolab's major end-markets. In addition, with Hormel, he has experience with and understanding of the complexities of operating a global manufacturing company in a regulated environment like the one in which Ecolab operates (e.g., EPA, FDA and USDA). His roles on the boards of Hormel, Meredith Corporation and U.S. Bancorp have provided him with significant public company board experience.

 Other directorships held during the past five years — Director of the Meredith Corporation and U.S. Bancorp. Formerly a director of Hormel Foods Corporation.

C. SCOTT O'HARA, age 49.

 Biography — Executive Vice President of H.J. Heinz Company, a leading producer and marketer of healthy and convenient foods. Director of Ecolab since August 2009. Member of the Audit and Finance Committees.

Mr. O'Hara was named President and Chief Executive Officer of Heinz North America in July 2009. He previously served as Heinz's Executive Vice President — Europe and formerly as Executive Vice president — Asia Pacific/Rest of World. Prior to Joining H.J. Heinz Company in 2006, Mr. O'Hara was an executive of the Gillette Company serving in various global operating and management roles for 14 years.

 Qualifications — In his leadership roles at Heinz and Gillette, Mr. O'Hara has gained significant experience operating businesses in Europe, Asia and Latin America. His international experiences running manufacturing operations for public companies allow him to provide strategic input with respect to Ecolab's significant international operations, which in 2010 accounted for approximately 48% of our sales. In addition, running major portions of Heinz's operations, first in Europe and more recently in North America, gives Mr. O'Hara knowledge of the food industry, which is one of our major end-markets.

Other directorships held during the past five years — None.

PROXY STATEMENT 2011    29

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis of the Company with management. Based on their review and discussion, the Compensation Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in both the Company's Annual Report on Form 10-K for the year ended December 31, 2010, and the Company's Proxy Statement for the Annual Meeting of Stockholders to be held May 5, 2011.

Dated: February 25, 2011	Barbara J. Beck	Jerry W. Levin
	Les S. Biller	John J. Zillmer
Jerry A. Grundhofer

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION AND OVERVIEW

The Company's compensation programs have contributed to its strong growth and returns over the past decade. The mix of annual salary, annual cash incentive bonus and long-term incentives, as more fully described in this Compensation Discussion and Analysis, has motivated executives to meet the Company's annual growth targets (in most years, strong revenue and operating income growth accompanied by double-digit EPS growth) while balancing necessary investments in the business in order to achieve attractive, long-term shareholder returns. Evidence of the Company's consistently strong performance can be seen in both our financial performance and stock appreciation over the past decade. For the ten-year period from January 1, 2001 to December 31, 2010, the Company's sales have increased 162% and its earnings per share have increased 228%. During this same ten-year period, our stock price has appreciated 134% versus the S&P 500's 5% decline. More recently, 2010 reported sales and earnings per share increased 3% and 28%, respectively, with adjusted EPS (adjusted to eliminate the impact of special gains and charges and discrete tax items) increasing 12% over 2009. Our 2010 share performance (up 13.1% for the year) has outperformed the S&P 500 for the seventh consecutive year and nine of the last ten years.

Highlights — Some of the key components of our compensation programs that have contributed to our successful track record of business results are briefly highlighted below and discussed in more detail throughout this Compensation Discussion and Analysis:

  •
  Pay-for-Performance and Pay Risk Philosophy.  We emphasize pay-for-performance and structure our programs to provide incentives for executives to drive business and financial results. We believe that the pay of our executives, particularly our principal executive officer, correlates well with our total shareholder returns; and while our incentive programs help to drive results, they do so without encouraging excessive risk taking that would threaten the long-term growth of our business (see "Annual Cash Incentives" on page 37, "Long-term Equity Incentives" on page 40 and "Corporate Governance — Compensation Risk Analysis" on page 10);

  •
  Compensation Mix.  We utilize a mix of compensation elements — salary, annual cash incentive bonus and long-term incentives — that is within the median range for the mix of executive compensation provided by the market survey data we review in determining compensation (see "Total Compensation Mix" on page 43);

30    PROXY STATEMENT 2011

  •
  Base Salary Philosophy.  We provide executives with competitive base salaries that are within the median range of our size-adjusted competitive market (see "Base Salaries" on page 36);

  •
  2010 Salary and Incentive Pay Statistics.  With respect to the 2010 compensation for our named executive officers, excluding salary adjustments for promotions or changes of responsibility, base salaries increased between 0% and 2.9% (0% and 21.4% including the impact of promotions for two of our named executive officers) and on average 1.7% (7.3% including the impact of the promotions) versus 2009, annual cash incentive bonus payouts were between 176% and 139% of target, and averaged 158% of target, and long-term incentive awards, consisting of stock options and performance-based restricted stock units, were within the median range of our competitive market for each named executive officer (see "Base Salaries" on page 36, "Annual Cash Incentives" on page 37, and "Long-term Equity Incentives" on page 40);

  •
  Performance-Based Compensation.  At least 65% of each of our named executive officers' 2010 target compensation was performance based (84% in the case of our principal executive officer), with the majority of the performance-based compensation coming in the form of long-term incentives, and by contrast, perquisites are limited (see "Total Compensation Mix" on page 43);

  •
  Setting Performance Targets.  We utilize a robust planning process to establish financial and business performance metrics for incentive plans that, while challenging, are designed to be achievable, and appropriately balance short-term results with necessary investments to achieve our long-term goals. These performance measures are fully disclosed in this Proxy Statement (see "Annual Cash Incentives" on page 37);

  •
  Performance Measures.  We use numerous performance measures to determine the amount of incentive compensation an executive will receive under both short-term and longer-term performance based incentive programs, including adjusted earnings per share, business unit sales and operating income and return on invested capital. Again, this approach balances annual financial objectives with long-term value creation and avoids reliance on a single metric that could unduly cause our executives to focus on limited components of our business (see "Annual Cash Incentives" on page 37 and "Long-term Equity Incentives" on page 40);

  •
  Long-term Incentives.  A significant portion of our executives' compensation is derived from long-term equity based compensation awards granted each year. Our long-term incentive program is designed so that 50% of the value is delivered in the form of performance-based restricted stock units (PBRSUs) with the remaining 50% of the value delivered in the form of stock options. Under such awards, our executives' compensation increases in an appropriate relationship with the increase in the value of our Company, promoting our pay-for-performance philosophy. In addition, the PBRSU component can only be fully earned when our performance on return on invested capital significantly exceeds the historic median annual S&P 500 performance and is substantially above our weighted average cost of capital. This further aligns compensation with performance and shareholder value creation (see "Long-term Equity Incentives" on page 40);

  •
  Stock Ownership Guidelines.  We have established stock ownership guidelines that encourage executives to retain a significant long-term position in our stock and thereby align them with the interests of our stockholders (see "Stock Retention and Ownership Guidelines" on page 42);

PROXY STATEMENT 2011    31

  •
  Change-in-Control Benefits.  We have in place a balanced change in control severance policy that provides our officers severance at two times base compensation plus annual incentive pay at target following a change in control and termination of employment (a so-called "double-trigger"), with no tax gross-ups (see "Executive Change-in-Control Policy" on page 41); and

  •
  Risk Mitigation Features.  Our programs contain other features to mitigate against our executives taking excessive risk in order to maximize pay-outs, including varied and balanced performance targets, discretionary authority of the Compensation Committee to reduce award pay-outs, bonus caps at 200% of target and a Policy on Reimbursement of Incentive Payments (or so-called "clawback" policy) (see "Compensation Recovery" on page 42 and "Corporate Governance — Compensation Risk Analysis" on page 10).

The Compensation Committee of the Board of Directors oversees the design and administration of our executive compensation programs according to the processes and procedures discussed in the Corporate Governance section of this Proxy Statement, located at page 12 hereof. The Committee is advised by an independent compensation consultant as it deems appropriate.

We made two notable changes to our compensation programs in 2010. First, our new 2010 Stock Incentive Plan, which was approved by stockholders at our 2010 Annual Meeting, provides for a "double-trigger" for acceleration of incentive awards upon a change-in-control if incentive awards are continued or assumed (our prior stock incentive plans provided for a "single-trigger" upon a change-in-control) and expressly prohibits the repurchase (as well as re-pricing) of underwater options.

Second, in 2010, we amended our U.S. pension plans to reduce the benefit accrual rate starting in 2021. Effective January 1, 2021, all associates will earn pension benefits under the same cash balance formula with contribution credits equal to 3% of annual cash compensation. Our non-qualified excess plan (Mirror Pension) was similarly amended to provide for benefit accrual under the same 3% cash balance formula beginning in 2021, while our supplemental executive retirement plan was amended to eliminate further benefit accruals after December 31, 2020. This action allows us to meet our goal of providing a competitive benefit to our associates while controlling costs and improving profitability.

32    PROXY STATEMENT 2011

Program Elements — The principal elements of our executive compensation programs for 2010 are illustrated below:

Base Salary is designed to provide a base wage that is not subject to company performance risk. Generally represents 16% of total compensation for the principal executive officer and averages 29% of total compensation for the remaining named executive officers.*

Annual Bonus is designed to motivate executives to achieve annual business and individual goals. Averages 20% of total compensation for the named executive officers.*

50% of the value of our long-term equity incentives is in Stock Options and 50% in Performance-Based Restricted Stock Units. Stock Options are designed to motivate executives to make decisions that focus on long-term stockholder value creation. Like Stock Options, Performance-Based Restricted Stock Units align executives' interests with stockholders; in addition, they encourage associate retention even in times of turbulent markets. Long-term incentives represent 63% of total compensation for the principal executive officer and averages 51% of total compensation for the remaining named executive officers.*

Executive Benefits continue benefits due to qualified plan limits, allow for additional deferral and provide supplemental retirement benefits. Market competitive perquisites support attraction and retention of executives.*

Change-in-Control arrangements promote continuity, impartiality and objectivity in event of a change-in-control situation to enhance stockholder value. Policy is reflective of evolving best practice relative to design provisions and benefit levels with those in our competitive market.
*
Total compensation is defined as the sum of base salary, target annual cash incentives and the grant date present value of long-term equity incentives, and does not necessarily tie to the values disclosed in the Summary Compensation Table and supplemental tables. The chart is not drawn to scale for any particular named executive officer.

Our philosophy is to position the aggregate of these elements of compensation in the median range of our competitive market, adjusted for the Company's current size. For annual cash incentives, our philosophy generally is to also position them at a level commensurate with the Company's performance based on adjusted earnings per share compared to EPS growth in the Standard & Poor's 500. We position annual cash incentives and long-term incentives to provide lower than median compensation for lower than competitive market performance and higher than median compensation for higher than competitive market performance. This approach provides motivation to executives without incentivizing inappropriate risk-taking to achieve pay-outs, as we believe that the company's prospects for growth are generally at least as favorable as the average of the S&P 500. For stock options, our grant processes do not permit backdating and, as described under Long-Term Equity Incentives, are granted on the same date as the Compensation Committee approval date.

PROXY STATEMENT 2011    33

PROGRAM OBJECTIVES AND REWARD PHILOSOPHY

In General — We use executive compensation (i) to support our corporate vision and long-term financial objectives, (ii) to communicate the importance of our business results, (iii) to retain and motivate executives important to our success and (iv) to reward executives for contributions at a level reflecting our performance. Our executive compensation program, that is the compensation package as a whole as well as each element of compensation, is designed to be market competitive in order to attract, motivate and retain our executives in a manner that is in the best interests of our stockholders. Our executive compensation program is further designed to reinforce and complement ethical and sustainable management practices, which is supported in part by our compensation recovery (or "clawback") policy, promote sound risk management and to align management interests (such as sustainable long-term growth) with those of our stockholders. We believe that our long-term equity incentive program, which typically accounts for at least half of our named executive officers' total annual compensation, is an effective tool in aligning our executives' interests with those of our stockholders and incentivizing long-term value creation.

Competitive Market — We define our competitive market to be a broad range of general industry manufacturing and service companies, as provided by third party surveys (in which we participate) with sales that range from approximately $0.5 billion to more than $10 billion. We use surveys published by Hewitt Associates and Towers Watson as the primary sources of competitive data because we have determined these to be the best sources for credible, size-adjusted market data for general industry companies. Due to the high correlation between annual sales revenue and compensation, we size adjust the competitive market compensation data and use the median to set our targeted parameters, which we refer to as the median range. We define the median range as within 15% of the median for base salaries and within 20% of the median for annual cash incentive targets and long-term incentive targets.

We used two surveys for benchmarking 2010 base salary and annual cash incentive compensation. The 2009 Towers Watson CDB Executive Compensation Survey includes 419 corporate entities with median revenue of $6.2 billion. Including subsidiaries, this survey includes over 760 participants. We also used the 2009 Hewitt TCM Executive Regression Analysis Survey, which includes 319 corporate entities with median revenue of $5.9 billion. Including subsidiaries, the survey includes 361 participants. We used these surveys for benchmarking base salary and annual cash incentive compensation. We used the 2010 Towers Watson Long-Term Incentive Report for benchmarking long-term incentives in 2010. This survey has 423 participants with median revenue of $5.3 billion.

We size adjust the survey data by inserting the annual revenue for the company (for use with the principal executive officer, principal financial officer and general counsel) or the applicable business unit (for use with the leaders of particular business units) into a statistical regression model supplied by the survey providers, which then computes the size-adjusted median by position for base salaries and annual cash incentives. We use the average of the size-adjusted medians from the two surveys as the standard by which we set base salary and annual cash incentive targets. For long-term incentive guidelines, we use the size-adjusted median of the Towers Watson survey, which the Compensation Committee's consultant validates against its own data for reasonableness.

We annually assess the reasonableness of our total compensation levels and mix relative to the data contained in these surveys. We have no explicit peer group with which to compare compensation levels because our primary competitors are either privately held or are publicly held but the portion of the company which competes with our business is not separately reported and, therefore, directly comparable compensation figures are not publicly available.

34    PROXY STATEMENT 2011

Since no explicit peer group exists based on our size and business type, we annually verify the reasonableness of the survey information used for our principal executive officer and principal financial officer by compiling proxy statement compensation information from the Standard & Poor's 500 Materials Sector, of which we are a component. The companies which currently comprise the Standard & Poor's 500 Materials Sector are:

Air Products & Chemicals Inc.	Du Pont (EI) De Nemours	Nucor Corp.
Airgas Inc.	Eastman Chemical Co.	Owens — Illinois Inc.
AK Steel Holding Corp.	Ecolab Inc.	PPG Industries Inc.
Alcoa Inc.	FMC Corp.	Praxair Inc.
Allegheny Technologies Inc.	Freeport-McMoran COP & GOLD	Sealed Air Corp.
Ball Corp.	Int'l Flavors & Fragrances	Sherwin-Williams Co.
Bemis Co. Inc.	Int'l Paper Co.	Sigma-Aldrich Corp.
CF Industries Holdings Inc.	MeadWestvaco Corp.	Titanium Metals Corp.
Cliffs Natural Resources Inc.	Monsanto Co.	United States Steel Corp.
Dow Chemical	Newmont Mining Corp.	Vulcan Materials Co.

The 2010 median revenue of the Materials Sector was $6.3 billion and the median market capitalization of the Sector as of December 31, 2010 was $7.7 billion.

Compensation Process — For the named executive officers, the Compensation Committee reviewed and approved all elements of 2010 compensation taking into consideration recommendations from our principal executive officer (but not for his own compensation), as well as competitive market guidance and feedback provided by the Compensation Committee's independent compensation consultant and our human resources staff regarding individual performance, time in position and internal pay comparisons. The Compensation Committee reviewed and approved all elements of 2010 compensation for our principal executive officer taking into consideration the Board's performance assessment of the principal executive officer and recommendations, competitive market guidance and feedback from the Compensation Committee's independent compensation consultant and our human resources staff. Recommendations with respect to the compensation of our principal executive officer are not shared with our principal executive officer.

Regulatory Considerations — We monitor changes in the regulatory environment when assessing the financial efficiency of the various elements of our executive compensation program. We have designed and administered our annual cash incentives, particularly our stockholder-approved Management Performance Incentive Plan, which we refer to as the MPIP, and long-term equity incentive plans in a manner that is intended to preserve the federal income tax deductions of the associated compensation expense.

The MPIP is designed to meet the requirements of Internal Revenue Code Section 162(m) regarding performance-based compensation and is administered by the Compensation Committee, who selects the participants each year, establishes the annual performance goal based upon performance criteria that it selects, the performance target and a maximum annual cash award dependent on achievement of the performance goal. For 2010, the Compensation Committee selected diluted earnings per share as the performance measure under the MPIP. The Compensation Committee certifies the extent to which the performance goal has been met and the corresponding amount of the award earned by the participants, with the ability to exercise downward discretion to lower, but not raise, the award to an amount based upon the metrics used for our Management Incentive Plan cash incentive and to recognize individual

PROXY STATEMENT 2011    35

performance. In effect, the MPIP establishes the maximum bonus pool for the named executive officers, while the Management Incentive Plan criteria is used by the Compensation Committee to exercise downward discretion to determine the pay-outs which have historically been (and were in 2010) well below the MPIP maximum awards. As described under Long-Term Equity Incentives below, the Compensation Committee has similarly positioned the performance-based restricted stock units to meet the requirements of Section 162(m).

We have designed and administered our deferred compensation, equity compensation and change-in-control severance plans to be in compliance with federal tax rules affecting nonqualified deferred compensation. In accordance with FASB Accounting Standards Codification 718, Compensation — Stock Compensation, for financial statement purposes, we expense all equity-based awards over the service period for awards expected to vest, based upon their estimated fair value at grant date. Accounting treatment has not resulted in changes in our equity compensation program design for our named executive officers.

BASE SALARIES

In General — The Committee reviews base salaries for the named executive officers and other executives annually in December effective for the following fiscal year, and increases are based on changes in our competitive market, changes in scope of responsibility, individual performance and time in position. Our philosophy is to pay base salaries that are within the median range of our size-adjusted competitive market. When an executive officer is new to his/her position, his/her initial base salary will likely be at the low end of the median range but, if performance is acceptable, his/her base salary will be increased over several years to arrive at the median.

Salary Increases — For 2009 and 2010, annualized base salary rates for the named executive officers are summarized below:

Name	Fiscal Year 2010	Fiscal Year 2009	Annualized Percent Increase from 2009 to 2010

Douglas M. Baker, Jr	$1,000,000	$1,000,000	0.0%
Steven L. Fritze	$ 510,000	$ 500,000	2.0%
James J. Seifert(1)	$ 450,000	—	—
Phillip J. Mason(2)	$ 425,000	$ 350,000	21.4%
Thomas W. Handley(3)	$ 450,000	$ 425,000	5.9%

(1)
Mr. Seifert joined the Company in May 2010.

(2)
Consistent with the Company's annual salary review for officers, effective January 1, 2010, Mr. Mason's salary was increased 2.9% to $360,000. Effective July 1, 2010, Mr. Mason accepted a new position as President — EMEA Sector, and his salary was increased 18.1% to $425,000.

(3)
Effective January 1, 2010, Mr. Handley received a 2.0% merit salary increase plus a 3.9% promotion increase.

For 2010, the Compensation Committee increased the principal executive officer's salary by 2%, consistent with our U.S. merit increase budget; however, Mr. Baker declined the base salary increase.

Our Analysis — For 2010, base salaries accounted for approximately 16% of total compensation for the principal executive officer and 29% on average for the other named executive officers. 2010 base salary rates were within the median range for all our named executive officers. In general, 2010 salary increases for our named executive officers were in line with the Company's U.S. salary increases broadly, which reflected the difficult economic environment. Mr. Handley's 2010 salary increase is a combination of a 2.0% merit increase, consistent with the Company's U.S. merit salary increase broadly, plus a 3.9% promotion

36    PROXY STATEMENT 2011

increase, in recognition of his successful transition to a global leadership role in 2009. In 2010, Mr. Mason received a 2.9% salary increase while in the role of President — International Sector, where he was responsible for our Asia Pacific and Latin America business, with 2010 sales of approximately $0.8 billion. Effective July 1, 2010, Mr. Mason accepted the role of President — EMEA Sector, where he became responsible for a business with sales of $1.8 billion. With this new assignment Mr. Mason's base salary was increased 18.1% in order to adjust it to within the median range for the position, recognizing the size and complexity of our EMEA business and Mr. Mason's extensive management experience.

ANNUAL CASH INCENTIVES

In General — To determine the 2010 award payments (which were paid in March 2011), the Committee reviewed the performance of the named executive officers and other executives at its February 2011 meeting. With respect to the 2010 awards, the Committee established a performance goal under the MPIP to determine maximum pay-out potential and then used the goals described below with respect to the Management Incentive Plan (or MIP) to determine the appropriate amount for each named executive officer's annual cash incentive award.

Target Award Opportunities — Under the MIP, we establish annual target award opportunities expressed as a percentage of base salary paid during the year and various award payment limits expressed as a percentage of the target award. Our bonus targets are set within the median range relative to our competitive market for each position, and the bonus plan is structured so that lower performance results in below market payouts and superior performance drives payouts above the median range. For 2010, target award opportunities were within the median range for all our named executive officers ranging from 60% to 130% of base salary. Minimum and maximum payout opportunities ranged from 0% to 200% of target award opportunity, respectively.

Performance Measures — Under the MIP, we use a mix of overall corporate, business unit and individual performance measures to foster cross-divisional cooperation and to assure that executives have a reasonable measure of control over the factors that affect their awards. This performance measure mix varies by executive position. For 2010, the performance measure mix for the named executive officers is summarized in the table on page 39.

Performance Goals and Achievement — Under the MIP, several performance goals are used, including goals measuring overall corporate performance as well as goals for specific business unit performance for those executives who are responsible for these business units. Overall corporate performance in 2010 was based on adjusted earnings per share goals. The Company uses adjusted earnings per share as a measure because it is most closely aligned with our strategy of delivering profitable growth and increased stockholder value. We define adjusted diluted earnings per share as diluted earnings per share excluding discrete tax items and special gains and charges. Our fourth quarter 2010 earnings release, dated February 17, 2011, which can be found at the company's website, provides a reconciliation of 2010 reported diluted earnings per share to 2010 adjusted diluted earnings per share. We believe that adjusted diluted earnings per share is a better measure of the Company's underlying business performance than reported diluted earnings per share because it eliminates the effect of nonrecurring items such as special gains from the sale of assets as well as special charges from restructuring activities. In addition, a total company measure of performance such as adjusted diluted earnings per share is used as one of the performance measures with respect to our named executive officers who manage particular business units because it reinforces our Circle the Customer — Circle the Globe strategy and fosters cross-divisional cooperation. In establishing these goals for 2010 we took into consideration our prior year results, overall economic and market trends, other large companies' performance expectations and our

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anticipated business opportunities, investment requirements and the competitive situation. For 2010, the adjusted diluted earnings per share goals were: payout at 40% of the target award opportunity (minimum level) at $2.05; payout at 100% of the target award opportunity (target level) at $2.14; payout at 140% percent of the target award opportunity (140% level) at $2.20; and payout at 200% of the target award opportunity (maximum level) at $2.28. Payouts for results between performance levels are interpolated on a straight-line basis. Actual 2010 adjusted earnings per share were $2.23; however, the Compensation Committee, at the recommendation of management and within the Committee's discretion, approved a payout at $2.22, resulting in achievement of the adjusted EPS goal at 155% of target. The $0.01 reduction was to eliminate the impact of a one-time favorable legal settlement.

For two of our named executive officers (Messrs. Mason and Handley) who manage particular business units for us, as indicated in the table on page 39, 70% of their annual cash incentive is based upon their respective 2010 business unit performance which is measured against the achievement of revenue and operating income goals. For Mr. Mason, the revenue goal is weighted 60% and the operating income goal is weighted 40%; and for Mr. Handley, the revenue goal and operating income goal are weighted equally. The 2010 revenue goal for Mr. Mason was 1.6% growth over 2009 revenue for payout at the minimum level, 4.7% growth for payout at the target level, 6.8% growth for payout at the 140% level and 10.2% growth for payout at the maximum level; and for Mr. Handley was 0.7% growth over 2009 revenue for payout at the minimum level, 2.5% growth for payout at the target level, 3.8% growth for payout at the 140% level and 6.3% growth for payout at the maximum level. The 2010 operating income goal for Mr. Mason was 99.0% of 2009 operating income for payout at the minimum level, 1.8% growth over 2009 operating income for payout at the target level, 3.7% growth for payout at the 140% level and 18.5% growth for payout at the maximum level; and for Mr. Handley was 97.0% of 2009 operating income for payout at the minimum level, 6.3% growth over 2009 operating income for payout at the target level, 12.6% growth for payout at the 140% level and 23.9% growth for payout at the maximum level. No pay-out is made with respect to the business unit revenue goal unless the business unit achieves at least the minimum level on its operating income goal. Pay-outs for results between these performance levels are interpolated on a straight-line basis.

For two of our named executive officers (Messrs. Fritze and Seifert), who hold staff positions (principal financial officer and General Counsel and Secretary, respectively), as indicated in the table on page 39, 30% of their annual cash incentive is based upon performance of individual performance goals. This component of staff position awards under the MIP is set at 30% of the performance measure mix for annual cash incentives so that achievement of these goals is a component of the award but remains balanced against achievement of corporate performance goals. The 2010 individual performance objectives for our principal financial officer and the General Counsel are specific, qualitative, achievable with significant effort and, if achieved, provide benefit to the Company. Mr. Fritze's individual performance goals covered organizational and strategic initiatives, including developing talent and projects to increase efficient service delivery. Mr. Seifert's individual performance goals also covered organizational and strategic initiatives, including ensuring alignment of legal resources with key business areas and succession planning. Mr. Fritze and Mr. Seifert achieved 128% and 100% of their individual target performance goals, respectively. The Compensation Committee, with input from the principal executive officer, approved the annual cash incentives as shown on the table on page 39, including the component based on the principal financial officer's and General Counsel's achievement of their respective 2010 individual performance goals. Pursuant to the terms of his offer letter, Mr. Seifert's MIP bonus is calculated based on his annualized, full-year 2010 base salary.

38    PROXY STATEMENT 2011

2010 Annual Incentive Compensation Pay-Out Summary — The table below illustrates the calculation of the 2010 annual cash incentive pay-outs based on the targets and performance achievements described above (pay-out amounts are rounded up to the nearest $1,000, except in the case of pay-out amounts for our principle executive officer which are rounded up to the nearest $10,000):

		MIP Target Award Opportunity (% of Base Salary)
			Performance Measure Mix
	2010 Base Salary
			EPS	Business Unit	Individual	MIP Target Pay-Out Level	Performance Achieved	Pay-Out

Douglas M. Baker, Jr.	$1,000,000	130%	100%			$1,300,000	155%	$2,020,000

Steven L. Fritze	$ 510,000	70%	70%			$ 250,000	155%	$388,000
					30%	$ 107,000	128%	$137,000

								$525,000

James J. Seifert(1)	$ 450,000	60%	70%			$ 189,000	155%	$293,000
					30%	$ 81,000	100%	$81,000

								$374,000

Phillip J. Mason(2)	$ 392,500	65%	30%			$ 76,000	155%	$118,000
				70%		$178,000	178%	$318,000

								$436,000

Thomas W. Handley	$ 450,000	70%	30%			$ 95,000	155%	$148,000
				70%		$ 221,000	185%	$409,000

								$557,000

(1)
Pursuant to the terms of his offer letter, Mr. Seifert's MIP bonus was calculated based on his annualized 2010 base salary.

(2)
Effective July 1, 2010, Mr. Mason's 2010 base salary was increased from $360,000 to $425,000; accordingly his actual full-year 2010 base salary earnings was $392,500, which was used for purposes of calculating his MIP award pay-out. Also on July 1, 2010, Mr. Mason's MIP target award opportunity was increased from 60% of base salary to 70%; accordingly, his MIP award pay-out was calculated using a 65% target award opportunity, representing the effective rate based on six months at 60% and six months at 70%.

Discretionary Adjustments — To recognize individual performance, the Compensation Committee also may increase or decrease a named executive officer's MIP award, with input from the principal executive officer (other than as to his own award), based on the individual performance of the named executive officer. This is done to recognize either inferior or superior individual performance in cases where this performance is not fully represented by the performance measures. The Committee did not make any discretionary adjustments with respect to the named executive officers' MIP awards.

The Compensation Committee reviews and approves all adjustments to our overall corporate results and significant adjustments to our business unit performance results. As indicated above, in 2010 the Committee adjusted our adjusted EPS downward by $0.01, thereby reducing the incentive pay-outs that were based on adjusted EPS.

Our Analysis — In 2010 the Compensation Committee set the minimum, target and maximum levels of the adjusted EPS component of the annual incentive so that the intended relative difficulty of achieving the various levels is consistent with the past several years taking into account current prospects and market considerations. Target award opportunities in 2010 accounted for approximately 20% of total compensation on average for the named executive officers and were within the median range for each position. Actual award payments for the named executive officers averaged 158% of target award opportunities. The slow economic recovery in 2010 in many of our end markets, particularly in the U.S. food service market, made our executives' performance goals challenging. The 2010 award pay outs are indicative of the achievement of good underlying earnings growth and business improvements during the year.

PROXY STATEMENT 2011    39

LONG-TERM EQUITY INCENTIVES

In General — The Committee granted long-term equity incentives to our named executive officers and other executives in December 2010, consistent with its core agenda and past practice of granting these incentives at its regularly scheduled December meeting. For 2010, our long-term equity incentive program consisted of an annual grant of stock options and performance-based restricted stock units, weighted equally in terms of grant value.

Our program continues to be based on pre-established grant guidelines that are calibrated annually to our competitive market. Grant guidelines for the named executive officers are developed on a position-by-position basis using market data from the Towers Watson CDB Long-Term Incentive Plan report for general industry companies. The survey data represent the median range of long-term incentive values adjusted for size based on revenue. The Compensation Committee's independent consultant, Frederick W. Cook & Co., Inc., validates the survey results against its own independent survey data for reasonableness.

Actual grants may be above or below our guidelines based on our assessment of individual performance and future potential. All long-term equity incentives are granted on the same date as our Compensation Committee approval date.

Stock Options — Our stock options have a 10-year contractual exercise term and vest ratably over three years. Our stock options have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes potential same day stock volatility. We do not have a program, plan or practice to time stock option grants to executives in coordination with the release of material non-public information.

Performance-Based Restricted Stock Units — Our performance-based restricted stock units, or PBRSUs, cliff vest after three years, subject to attainment of three-year average annual return on invested capital (ROIC) goals over the performance period. We selected ROIC as the performance measure because it reinforces focus on capital efficiency throughout the organization, is highly correlated with shareholder returns, matches well with our long-standing corporate goal of achieving consistent return on beginning equity and is understood by our external market. We define ROIC as the quotient of after-tax operating income divided by the sum of short-term and long-term debt and shareholders' equity, less cash and cash equivalents. The Committee established an ROIC goal for the executive officers to determine maximum payout potential, with the ability to exercise downward discretion to reduce the actual payout in accordance with the ROIC goals described below. For the 2011 to 2013 performance cycle, 40% of the PBRSUs granted may be earned subject to attainment of a threshold goal of 10% average annual ROIC over the cycle and 100% of the PBRSUs may be earned subject to attainment of a target goal of 15% average annual ROIC over the cycle, with straight-line proration for performance results between threshold and target goals. No PBRSUs may be earned if ROIC is below the threshold goal, and no more than 100% of the PBRSUs may be earned if ROIC is above the target goal; accordingly, target and maximum are equal. Importantly, the threshold goal exceeds our cost of capital thereby ensuring that value is created before awards are earned. The Company's annual ROIC for 2010 was 20.5%. Dividend equivalents are not paid or accrued during the performance period. The Committee has the discretion to make adjustments to the actual ROIC achieved for such things as unplanned acquisitions or unusual, non-recurring charges.

Restricted Stock — From time-to-time, we may make special grants of restricted stock or restricted stock units to our named executive officers and other executives in connection with promotions and recruitment, and for general retention purposes. During 2010, we made one special grant of restricted stock to one of our named executive officers, Mr. Seifert. In

40    PROXY STATEMENT 2011

connection with his hiring in 2010, Mr. Seifert was awarded 29,980 restricted shares, which vest one-third per year on the anniversary date of the grant. The award was granted as an inducement to Mr. Seifert to join the Company and was designed to compensate him for the loss of other equity awards due to his leaving his prior employer.

Our Analysis — For the last completed fiscal year, long-term equity incentives accounted for approximately 63% of total target compensation for the principal executive officer and 51% on average for the other named executive officers, which is consistent with our competitive market. Actual grants to the named executive officers were within the median range for all our named executive officers. Our annual practice of granting equity incentives in the form of stock options and PBRSUs is similar to our competitive market, where other forms of long-term equity and cash compensation are typically awarded in addition to, or in lieu of, stock options. Our selective use of restricted stock or restricted stock units as a retention or recruitment incentive is consistent with our competitive market. We believe that our overall long-term equity compensation cost is within a reasonable range of our competitive market as to our named executive officers and also our other employees.

EXECUTIVE BENEFITS AND PERQUISITES

In General — Our named executive officers participate in all of the same health care, disability, life insurance, pension, and 401(k) benefit plans made available generally to the Company's U.S. employees. In addition, our named executive officers are eligible to participate in a deferred compensation program, restoration plans for the qualified 401(k) and pension plans, a supplemental retirement benefit and an executive disability and life benefit. These plans are described in more detail on pages 51 to 56. The named executive officers also receive perquisites described in more detail in footnote (6) to the Summary Compensation Table.

Our Analysis — We review our executive benefits and perquisites program periodically to ensure it remains market competitive for our executives and supportable to our stockholders. Perquisites account for 1% of total compensation for the principal executive officer and 3% on average for the other named executive officers. Executive benefits are consistent with our competitive market.

EXECUTIVE CHANGE-IN-CONTROL POLICY

In General — The terms of our Change-In-Control Severance Compensation Policy, including the events constituting a change in control under our policy, are described on pages 60 and 61. Our policy applies to all elected officers, including the named executive officers.

Our Analysis — We review our change-in-control protection periodically to ensure it continues to address the best interests of our stockholders. In 2010, we amended our change-in-control policy principally to modify the events which constitute a change in control. For example, under our prior policy, a change in control would result upon stockholder approval of a plan to liquidate or dissolve the company, and under the amended policy, no change in control would occur until the liquidation or dissolution is consummated. Our analysis indicates that our change-in-control policy, which is structured as a so-called "double-trigger" policy, promotes the interests of stockholders by mitigating executives' concerns about the impact a change-in-control may have on them thereby allowing the executives to focus on the best interests of stockholders under such circumstances.

PROXY STATEMENT 2011    41

STOCK RETENTION AND OWNERSHIP GUIDELINES

In General — We have in place stock retention and ownership guidelines to encourage our named executive officers and other executives to accumulate a significant ownership stake so they are vested in maximizing long-term stockholder returns. Our guidelines provide that the principal executive officer own company stock with a market value of at least five times current base salary and that other corporate officers own Company stock with a market value of at least three times current base salary. Until the stock ownership guideline is met, our principal executive officer, principal financial officer and sector presidents are expected to retain 100% of all after-tax profit shares from exercise, vesting or payout of equity awards. Our other officers are expected to retain 50% of all after-tax profit shares from exercise, vesting or payout of equity awards. For purposes of complying with our guidelines, stock is not considered owned if subject to an unexercised stock option or unvested performance based restricted stock unit. Shares owned outright, legally or beneficially, by an officer or his or her immediate family members residing in the same household and shares held in the 401(k) plan count towards meeting the guideline. Our named executive officers and other officers may not enter into any risk hedging arrangements with respect to Company stock.

Our Analysis — Our analysis indicates that our stock retention and ownership guidelines are consistent with the design provisions of other companies disclosing such guidelines, as reported in public SEC filings and as periodically published in various surveys and research reports. Our analysis further indicates that our named executive officers are in compliance with our guidelines by either having achieved the ownership guideline or, if the guideline is not yet achieved, by retaining 100% or 50%, as applicable, of all after-tax profit shares from any stock option exercises.

COMPENSATION RECOVERY

The Company's Board of Directors has adopted a policy requiring the reimbursement of payments made to an executive officer due to the executive officer's misconduct, as determined by the Board. Each of our executive officers have agreed in writing to this policy. This policy was filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as Exhibit (10)W.

42    PROXY STATEMENT 2011

TOTAL COMPENSATION MIX

In General — The table below illustrates how total compensation for our named executive officers for 2010 was allocated between performance based and fixed components, how performance based compensation is allocated between annual and long-term components and how total compensation is allocated between cash and equity components:

2010 Total Compensation Mix (base salary, target annual incentives, and long-term equity incentives valued in total at grant)
	Percent of Total Compensation that is:		Percent of Performance Based Total Compensation that is:		Percent of Total Compensation that is:

Name	Performance Based(1)	Fixed(2)	Annual(3)	Long-Term(4)	Cash Based(5)	Equity Based(6)

Douglas M. Baker, Jr.	84%	16%	25%	75%	37%	63%
Steven L. Fritze	74%	26%	25%	75%	45%	55%
James J. Seifert	65%	35%	32%	68%	55%	45%
Phillip J. Mason	72%	28%	28%	72%	48%	52%
Thomas W. Handley	72%	28%	27%	73%	47%	53%

(1)
Target annual incentives plus long-term equity incentives divided by total compensation

(2)
Base salary divided by total compensation

(3)
Target annual incentives divided by target annual incentives plus long-term equity incentives

(4)
Long-term equity incentives divided by target annual incentives plus long-term equity incentives

(5)
Base salary plus target annual incentives divided by total compensation

(6)
Long-term equity incentives divided by total compensation

Our Analysis — Our analysis indicates that total compensation mix for our named executive officers on average is generally consistent with the competitive market. The principal executive officer receives a higher proportion of his total compensation allocated to performance based components than non-performance based components and more allocated to equity based compensation than cash based compensation compared to the other named executive officers. The higher emphasis on performance based compensation for the principal executive officer is designed to reward him for driving company performance and creating long-term shareholder value that is a greater responsibility in his position than in the positions of the other named executive officers, and is consistent with the competitive market for the CEO position. The level of compensation of Mr. Baker reflects the many responsibilities of serving as chief executive officer of a public company. Accordingly, Mr. Baker's median range competitive pay levels (including long-term equity awards) reflect his broader scope and greater responsibilities compared to our other named executive officers.

PROXY STATEMENT 2011    43

SUMMARY COMPENSATION TABLE FOR 2010

The following table shows cash and non-cash compensation for the years ended December 31, 2010, 2009 and 2008 for the persons serving as the Company's "Principal Executive Officer" and "Principal Financial Officer" during the year ended December 31, 2010 and for the next three most highly-compensated executive officers who were serving in those capacities at December 31, 2010.

Name & Principal Position	Year	Salary(1) ($)	Bonus(1) ($)		Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compen- sation(1,4) ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings(5) ($)		All Other Compen- sation(6) ($)	Total ($)

Douglas M. Baker, Jr.	2010	$1,000,000	0		$1,904,531	$1,677,848	$2,020,000	$2,651,968		$200,200	$9,454,547
Chairman of the Board, President	2009	$1,000,000	0		$1,910,994	$1,973,026	$1,880,000	$1,774,381		$236,166	$8,774,567
and Chief Executive Officer	2008	$1,000,000	0		0	$3,149,080	$1,397,000	$1,454,192		$157,560	$7,157,832
(principal executive officer)

Steven L. Fritze	2010	$ 510,000	0		$ 504,733	$ 573,498	$ 525,000	$1,280,801		$95,982	$3,490,014
Chief Financial Officer	2009	$ 500,000	0		$ 527,923	$ 728,957	$ 500,000	$1,017,942		$114,604	$3,389,426
(principal financial officer)	2008	$ 475,000	0		0	$ 857,956	$ 496,000	$ 708,726		$ 66,526	$2,604,208

James J. Seifert(7)	2010	$ 300,000	$ 120,000	(8)	$1,683,478	$ 242,088	$ 374,000	0	(9)	$ 89,710	$2,809,276
General Counsel and Secretary	2009	—	—		—	—	—	—		—	—
	2008	—	—		—	—	—	—		—	—

Phillip J. Mason(10)	2010	$ 392,500	0		$ 366,995	$ 322,784	$ 436,000	$ 915,533		$330,942	$2,764,754
President — EMEA	2009	—	—		—	—	—	—		—	—
	2008	—	—		—	—	—	—		—	—

Thomas W. Handley	2010	$ 450,000	0		$ 412,755	$ 363,656	$ 557,000	$ 393,159		$ 94,058	$2,270,628
President — Global	2009	$ 425,000	$ 44,000		$ 383,944	$ 330,642	$ 406,000	$ 262,799		$ 86,116	$1,938,501
Food and Beverage	2008	$ 400,000	0		0	$ 549,032	$ 223,000	$ 190,604		$ 91,306	$1,453,942

(1)
Includes amounts deferred under Section 401(k) of the Internal Revenue Code, pursuant to the Company's Savings Plan and ESOP, amounts deferred under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives and any salary reductions per Section 125 or Section 132(f)(4) of the Internal Revenue Code.

(2)
Represents the aggregate grant date fair value of performance-based restricted stock unit (PBRSU) award grants during the year in accordance with FASB ASC topic 718, based on the average daily share price of the Company's Common Stock at the date of grant, adjusted for the absence of future dividends, and assuming full (maximum) achievement of the performance criteria over the performance period. The PBRSU awards cliff-vest after three years, subject to attainment of three-year average annual return on invested capital goals for the Company over the performance period. See Note 10 to the Company's Consolidated Financial Statements for the year ended December 31, 2010, included as Exhibit (13) to the Company's Annual Report on Form 10-K for the year ended December 31, 2010, for further discussion of the assumptions used in determining these values. See footnote (1) to the Grants of Plan-Based Awards for 2010 table on page 46 for a description of the specific performance goals. With Respect to Mr. Seifert, includes a restricted stock award granted in 2010 of 29,980 shares (valued at $1,408,460) which vests ratably on the first three anniversaries of the date of grant, subject to the post-termination and change-in-control provisions generally described at pages 56 through 62 under the heading "Potential Payments Upon Termination or Change-in-Control."

(3)
Represents the aggregate grant date fair value of stock option grants during the year in accordance with FASB ASC Topic 718 but with no discount for estimated forfeitures. The value of grants have been determined by application of the lattice (binomial)-pricing model. During 2010, Mr. Fritze received reload options totaling 29,895 shares (valued at $129,146). During 2009, Messrs. Baker and Fritze received reload options totaling 61,885 shares (valued at $326,134) and 55,133 shares (valued at $275,114), respectively. The issuance of these reload options were not new discretionary grants by the Company; rather, the issuance results from rights that were granted as part of their original option grants made under the Company's 1997 and 2002 Stock Incentive Plans. The respective reload options expire on the expiration date of their original grant. The reload feature was eliminated for grants subsequent to 2002. Key assumptions include: risk-free rate of return, expected life of the option, expected stock price volatility and expected dividend yield. The specific assumptions used in the valuation of the options granted in 2010 are summarized in the table below:

Grant Date	Risk Free Rate	Expected Life (years)	Expected Volatility	Expected Dividend Yield

05/03/2010 (Fritze)	0.60%	1.30	23.30%	1.26%
12/01/2010 (All)	2.05%	6.15	23.08%	1.46%

  See Note 10 to the Company's Consolidated Financial Statements for the year ended December 31, 2010, included as Exhibit (13) to the Company's Annual Report on Form 10-K for the year ended December 31, 2010, for further discussion of the assumptions used in determining these values.

44    PROXY STATEMENT 2011

(4)
Represents the annual cash incentive awards earned and paid in respect of 2010 under the Company's Management Incentive Plan ("MIP") and the Company's Management Performance Incentive Plan ("MPIP"). The MIP and MPIP are discussed in the Compensation Discussion and Analysis beginning at page 37 and as part of the table entitled "Grants of Plan—Based Awards For 2010" at page 46.

(5)
Represents the change in the actuarial present value of the executive officer's accumulated benefit under the Company's defined benefit plans as of December 31, 2010 over such amount as of December 31, 2009. The Company's defined benefit plans include the Pension Plan, the Mirror Pension Plan and the Supplemental Executive Retirement Plan which are discussed beginning at page 50 as part of the table entitled Pension Benefits For 2010. There are no "above market" earnings under the Company's non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives because all earnings under that plan are calculated at the same rate as earnings on externally managed investments available to participants of the Company's broad-based tax qualified deferred compensation plan.

(6)
Amounts reported as All Other Compensation include:

(a)
Payment by the Company of certain perquisites, including costs relating to the following: (i) an executive cash allowance for each of the named executive officers; (ii) executive physical examinations in the case of Messrs. Baker, Fritze, Mason and Handley; (iii) financial planning in the case of each of the named executive officers; (iv) moving expenses in the case of Mr. Seifert; (v) relocation allowance in the case of Mr. Seifert ($37,500) representing one month's salary for use for miscellaneous expenses related to the move.

(b)
In 2010, Mr. Mason was on assignment in Switzerland and received certain additional compensation in connection with his foreign assignment, including payment by the Company of the following: (i) relocation service fees; (ii) automobile; (iii) tax payments and tax gross-ups in connection with moving expenses; (iv) expense reimbursements for miscellaneous items such as language training, property management, visa costs; (v) moving expenses ($65,316) for transportation of household goods and travel to new residence; (vi) disturbance premium ($35,417) representing one month's salary for use for miscellaneous expenses related to the move; (vii) housing and utilities costs ($57,417); and (viii) cost-of-living differential ($37,605) representing goods and service differential calculated quarterly from Mercer International Compensation Tables based on family size and income. The housing and utilities payments were made in Swiss francs and were converted to U.S. dollars at 0.98351 U.S. conversion rate, representing the average exchange rate July — October from Oanda.com. Each of the other payments was made in U.S. dollars.

(c)
Payment by the Company of tax gross-ups in connection with moving expenses in the case of Messrs. Seifert and Mason.

(d)
Payment by the Company of life insurance premiums in 2010 for: Mr. Baker, $33,225; Mr. Fritze, $26,247; Mr. Mason, $27,962; and Mr. Handley, $25,700.

(e)
Payment of matching contributions made by the Company for 2010 as follows: (i) matching contributions of $563 for Mr. Seifert and maximum matching contributions of $9,800 to each of the other named executive officers made by the Company under the Company's tax-qualified defined contribution 401(k) Savings Plan and ESOP available generally to all employees; and (ii) matching contributions made or to be made by the Company on base salary and annual cash incentive award earned in respect of 2010 that the executive deferred under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Baker, $111,000; Mr. Fritze, $31,600; Mr. Seifert, $17,160; Mr. Mason, $23,340; and Mr. Handley, $30,480.

(f)
The Company maintains a self-funded, supplemental long-term disability benefit plan for a select group of executives. No specific allocation of cost is made to any named executive officer prior to the occurrence of a disability.

(7)
Mr. Seifert became employed as an executive officer May 1, 2010.

(8)
Mr. Seifert received a hiring bonus of $120,000.

(9)
Mr. Seifert became a participant in the Company's defined benefit plans on January 1, 2011.

(10)
Mr. Mason was not a named executive officer in 2009 or 2008.

PROXY STATEMENT 2011    45

GRANTS OF PLAN-BASED AWARDS FOR 2010

								All Other Stock Awards: Number of Shares of Stock or Units(2,4) (#)	All Other Option Awards: Number of Securities Underlying Options(3,4) (#)		Closing Market Price of Stock on Grant Date(5) ($/Sh)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1,4)					Exercise or Base Price of Option Awards(5) ($/Sh)		Grant Date Fair Value of Stock and Option Awards(6) ($)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Douglas M. Baker, Jr. (PEO)
MPIP(7)	N/A	$520,000	$1,300,000	$2,600,000	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/01/10	0	0	0	0	0	0	0	160,100	$48.055	$47.88	$1,677,848
2010 Stock Incentive Plan	12/01/10	0	0	0	16,648	41,620	41,620	0	0	0	0	$1,904,531

Steven L. Fritze (PFO)
MPIP(7)	N/A	$142,800	$357,000	$714,000	0	0	0	0	0	0	0	0
2002 Stock Incentive Plan	05/03/10	0	0	0	0	0	0	0	29,895	$49.335	$49.34	$129,146
2010 Stock Incentive Plan	12/01/10	0	0	0	0	0	0	0	42,400	$48.055	$47.88	$444,352
2010 Stock Incentive Plan	12/01/10	0	0	0	4,412	11,030	11,030	0	0	0	0	$504,733

James J. Seifert
MPIP(7)	N/A	$108,000	$270,000	$540,000	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	08/04/10	0	0	0	0	0	0	29,980	0	0	0	$1,408,460
2010 Stock Incentive Plan	12/01/10	0	0	0	0	0	0	0	23,100	$48.055	$47.88	$242,088
2010 Stock Incentive Plan	12/01/10	0	0	0	2,404	6,010	6,010	0	0	0	0	$275,018

Phillip J. Mason
MPIP(7)	N/A	$102,100	$255,200	$510,300	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/01/10	0	0	0	0	0	0	0	30,800	$48.055	$47.88	$322,784
2010 Stock Incentive Plan	12/01/10	0	0	0	3,208	8,020	8,020	0	0	0	0	$366,995

Thomas W. Handley
MPIP(7)	N/A	$126,000	$315,000	$630,000	0	0	0	0	0	0	0	0
2010 Stock Incentive Plan	12/01/10	0	0	0	0	0	0	0	34,700	$48.055	$47.88	$363,656
2010 Stock Incentive Plan	12/01/10	0	0	0	3,608	9,020	9,020	0	0	0	0	$412,755

(1)
Amounts reflect the threshold, target and maximum number of shares of Company Common Stock that may be earned pursuant to performance-based restricted stock unit (PBRSU) awards granted in 2010. The PBRSU awards cliff-vest after three years, subject to attainment of performance goals over a three-year performance period of 2011 to 2013. For the 2011 to 2013 performance cycle, 40% of the PBRSUs granted may be earned subject to attainment of a threshold goal of 10% average annual return on invested capital (ROIC) over the performance cycle and 100% of the PBRSUs may be earned subject to attainment of a target goal of 15% average annual ROIC over the cycle, with straight-line proration for performance results between threshold and target goals. No PBRSUs may be earned if ROIC is below the threshold goal, and no more than 100% of the PBRSUs may be earned if ROIC is above the target goal; accordingly, target and maximum are equal. Dividend equivalents are not paid or accrued during the performance period. See the discussion of performance-based restricted stock units in the Compensation Discussion and Analysis at page 40 for more information on these awards.

(2)
Reflects the number of shares granted to Mr. Seifert under a restricted stock award. The award will vest as to one third of the shares on the first and second anniversaries of the date of grant and as to the remaining shares on the third anniversary. Dividends are not paid or accrued on unvested shares.

(3)
Options granted in 2010 have a ten-year contractual exercise term and vest (or will be exercisable) over three years, on a cumulative basis, as to one third of the option shares on the first and second anniversaries of the date of grant and as to the remaining option shares on the third anniversary.

(4)
If a holder terminates employment at or after age 55 with five or more years of continuous employment, stock options held at least six months will become immediately exercisable in full and the service-based vesting conditions on PBRSU awards held at least six months shall be deemed satisfied but vesting will remain subject to attainment of the performance goals; all unvested restricted stock awards will terminate and be forfeited. For a discussion of the consequences of a change-in-control on outstanding options, PBRSU awards and restricted stock awards, see page 60 under the heading "Change-in-Control."

(5)
Our stock options are granted on the same date as our Compensation Committee approval date, and have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes potential same day stock volatility.

46    PROXY STATEMENT 2011

(6)
Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718. With respect to stock options, the value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grant and Ecolab's stock price performance history as of the date of the grant. Key assumptions include: risk-free rate of return, expected life of the option, expected stock price volatility and expected dividend yield. The specific assumptions used in the valuation of these options are located in footnote (3) to the Summary Compensation Table at page 44.

With respect to PBRSUs, the value has been determined based on the maximum award payout, consistent with the estimate of aggregate compensation cost to be recognized over the three-year vesting period of the award. See footnote (1) above for a description of the performance goals and performance period. With respect to restricted stock awards, the value represents the aggregate grant date fair value in accordance with FASB ASC topic 718, based on the average grant date share price.

(7)
The Company maintains annual cash incentive programs for executives referred to as the Management Incentive Plan or MIP and Management Performance Incentive Plan or MPIP, which are discussed in the Compensation Discussion and Analysis beginning at page 37. In 2009, the Company's stockholders approved the version of the MPIP applicable for 2010, an annual incentive plan under which awards should qualify as performance based under Internal Revenue Code Section 162(m). As required under the terms of the MPIP, the Compensation Committee of the Board ("Committee") selected each of the named executive officers employed on the first day of the year to participate in the MPIP for 2010, established the 2010 performance goal based upon the performance criteria of diluted earnings per share ("EPS"), and EPS performance target of a designated earnings per share, and a cash award of 300% of the participant's base salary for 2010 to the extent the goal is achieved. The award is subject to and interpreted in accordance with the terms and conditions of the MPIP and no amount will be paid under the MPIP unless and until the Committee has determined the extent to which the performance goal has been met and the corresponding amount of the award earned by the participant. The MPIP permits the Committee to exercise downward discretion so as to pay an amount which is less than the amount of the award earned by the participant. In applying this downward discretion, the Committee considers underlying operating metrics communicated to the participant at the beginning of 2010, which in the case of the named executive officer participants are noted in the MPIP row of the above table. Actual payouts to each of the named executive officers with respect to 2010 are included under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table at page 44.

PROXY STATEMENT 2011    47

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2010

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)

Douglas M. Baker, Jr.	314,000	0	0	$34.500000	12/09/14	0	0	0	0
(PEO)	303,000	0	0	$34.075000	12/07/15	0	0	0	0
	21,421	0	0	$44.810000	12/06/11	0	0	0	0
	293,100	0	0	$45.240000	12/06/16	0	0	0	0
	52,902	0	0	$43.240000	12/06/11	0	0	0	0
	37,034	0	0	$43.240000	12/05/12	0	0	0	0
	59,544	0	0	$51.445000	12/05/12	0	0	0	0
	61,885	0	0	$46.715000	12/05/12	0	0	0	0
	310,000	0	0	$49.420000	12/05/17	0	0	0	0
	280,666	140,334	0	$35.630000	12/03/18	0	0	0	0
	52,133	104,267	0	$45.665000	12/02/19	0	0	43,800	$ 2,208,396
	0	160,100	0	$48.055000	12/01/20	0	0	41,620	$ 2,098,480

Steven L. Fritze	29,895	0	0	$49.335000	12/05/12	0	0	0	0
(PFO)	100,000	0	0	$27.390000	12/11/13	0	0	0	0
	88,200	0	0	$34.500000	12/09/14	0	0	0	0
	83,200	0	0	$34.075000	12/07/15	0	0	0	0
	73,300	0	0	$45.240000	12/06/16	0	0	0	0
	20,411	0	0	$51.520000	12/06/11	0	0	0	0
	13,578	0	0	$51.520000	05/10/12	0	0	0	0
	1,394	0	0	$51.520000	12/05/12	0	0	0	0
	55,133	0	0	$44.330000	12/05/12	0	0	0	0
	86,100	0	0	$49.420000	12/05/17	0	0	0	0
	76,466	38,234	0	$35.630000	12/03/18	0	0	0	0
	14,366	28,734	0	$45.665000	12/02/19	0	0	12,100	$ 610,082
	0	42,400	0	$48.055000	12/01/20	0	0	11,030	$ 556,133

James J. Seifert	0	23,100	0	$48.055000	12/01/20	29,980	$1,511,592	6,010	$ 303,024

Phillip J. Mason	50,000	0	0	$29.290000	05/07/14	0	0	0	0
	10,800	0	0	$34.500000	12/09/14	0	0	0	0
	45,400	0	0	$34.075000	12/07/15	0	0	0	0
	29,300	0	0	$45.240000	12/06/16	0	0	0	0
	35,900	0	0	$49.420000	12/05/17	0	0	0	0
	36,733	18,367	0	$35.630000	12/03/18	0	0	0	0
	7,833	15,667	0	$45.665000	12/02/19	0	0	6,600	$ 332,772
	0	30,800	0	$48.055000	12/01/20	0	0	8,020	$ 404,368

Thomas W. Handley	70,000	0	0	$25.490000	08/14/13	0	0	0	0
	54,100	0	0	$34.500000	12/09/14	0	0	0	0
	45,400	0	0	$34.075000	12/07/15	0	0	0	0
	36,600	0	0	$45.240000	12/06/16	0	0	0	0
	53,800	0	0	$49.420000	12/05/17	0	0	0	0
	48,933	24,467	0	$35.630000	12/03/18	0	0	0	0
	10,466	20,934	0	$45.665000	12/02/19	0	0	8,800	$ 443,696
	0	34,700	0	$48.055000	12/01/20	0	0	9,020	$ 454,788

(1)
Except for certain reload options described under footnote (3) to the Summary Compensation Table located on page 44, stock options have a ten-year contractual exercise term and vest ratably on the first three anniversaries of the date of grant, subject to the post-termination and change-in-control provisions generally described at pages 56 through 62 under the heading "Potential Payments Upon Termination or Change-in-Control."

48    PROXY STATEMENT 2011

  The vesting dates of the respective stock options held at December 31, 2010 that were unexercisable are summarized in the table below:

Name	Option Grant Date	Securities vesting December 2011	Securities vesting December 2012	Securities vesting December 2013	Option Expiration Date

Douglas M. Baker, Jr.	12/03/08	140,334	0	0	12/03/18
	12/02/09	52,133	52,134	0	12/02/19
	12/01/10	53,366	53,367	53,367	12/01/20

Steven L. Fritze	12/03/08	38,234	0	0	12/03/18
	12/02/09	14,367	14,367	0	12/02/19
	12/01/10	14,133	14,133	14,134	12/01/20

James J. Seifert	12/01/10	7,700	7,700	7,700	12/01/20

Phillip J. Mason	12/03/08	18,367	0	0	12/03/18
	12/02/09	7,833	7,834	0	12/02/19
	12/01/10	10,266	10,267	10,267	12/01/20

Thomas W. Handley	12/03/08	24,467	0	0	12/03/18
	12/02/09	10,467	10,467	0	12/02/19
	12/01/10	11,566	11,567	11,567	12/01/20

(2)
Represents restricted stock award granted in 2010 which vests ratably on the first three anniversaries of the date of grant, subject to the post-termination and change-in-control provisions generally described at pages 56 through 62 under the heading "Potential Payments Upon Termination or Change-in-Control."

(3)
Represents performance-based restricted stock unit (PBRSU) awards which cliff-vest after three years, subject to attainment of performance goals over a three-year performance period, and assuming attainment of target (which also represents maximum) performance, as the performance over the prior three-year period has exceeded threshold. The reported market value is based on the closing market price of the Company's Common Stock on December 31, 2010 of $50.42 per share. The awards are subject to the post-termination and change-in-control provisions generally described at pages 56 through 62 under the heading "Potential Payments Upon Termination or Change-in-Control."

OPTION EXERCISES AND STOCK VESTED FOR 2010

	Option Awards(1)		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Douglas M. Baker, Jr. (PEO)	276,703	$5,275,755	0	0
Steven L. Fritze (PFO)	64,508	$1,209,119	0	0
James J. Seifert	0	0	0	0
Phillip J. Mason	0	0	0	0
Thomas W. Handley	0	0	0	0

The table above shows the aggregate number of shares and dollar amount realized by the named executive officer upon exercise of one or more stock options during 2010. The dollar amount realized on exercise represents the difference between the fair market value of our Common Stock on the exercise date and the exercise price of the option.

PROXY STATEMENT 2011    49

PENSION BENEFITS FOR 2010

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Douglas M. Baker, Jr. (PEO)	Pension Plan	21	$ 444,686	0
	Mirror Pension Plan	21	$6,451,881	0
	Supplemental Executive Retirement Plan	21	$2,070,486	0

Steven L. Fritze (PFO)	Pension Plan	30	$ 823,028	0
	Mirror Pension Plan	30	$3,499,271	0
	Supplemental Executive Retirement Plan	30	$1,262,977	0

James J. Seifert	Pension Plan	0	0	0
	Mirror Pension Plan	0	0	0
	Supplemental Executive Retirement Plan	19.10	0	0

Phillip J. Mason	Pension Plan	29.69	$1,002,272	0
	Mirror Pension Plan	29.69	$2,160,637	0
	Supplemental Executive Retirement Plan	29.69	$1,029,212	0

Thomas W. Handley	Pension Plan	7	$81,250	0
	Mirror Pension Plan	7	$159,273	0
	Supplemental Executive Retirement Plan	21.10	$1,041,102	0

The Company maintains the following non-contributory defined benefit plans for its executives: (i) a tax-qualified plan (Pension Plan); (ii) a non-qualified excess plan (Mirror Pension); and (iii) a supplemental executive retirement plan (SERP). The preceding table shows the actuarial present value of the accumulated benefit for each executive officer under the Pension Plan, the Mirror Pension and the SERP as of December 31, 2010, using the same assumptions as are used for financial reporting purposes under generally accepted accounting principles by the Company, except that retirement age is assumed to be age 62, the earliest retirement age at which a participant may retire under the plans without any benefit reduction due to age. The current accrued benefit is allocated between the tax-qualified Pension Plan and the related supplemental non-qualified plans based on the Internal Revenue Code limitations applicable to tax-qualified plans as of December 31, 2010. The present value is determined by using a discount rate of 5.41% for 2010 and assuming that the executive officer (i) terminated employment on December 31, 2010 with vested benefits; and (ii) commenced a retirement benefit at age 62 as a single life annuity or lump sum, if available. Pension annuities were converted to lump sums, where available, using an interest rate of 3.18% and the mortality rates defined in the Mirror Pension and SERP plans as prescribed in Revenue Ruling 2001-62. The present value of the pension single life annuity assumed mortality rates from the RP 2000 Combined Healthy table with mortality improvements projected to December 31, 2010. Cash balance benefits were valued assuming future interest credits of 3.91% (the discount rate less 1.50%) for periods after December 31, 2010. The cash balance annuity conversion for the SERP offset used an interest rate of 4.41% (the discount rate less 1.00%) and the mortality rates prescribed by the IRS for 2010 pension lump sum calculations.

The Pension Plan is a tax-qualified defined benefit plan covering most U.S. employees of the Company and its U.S. affiliates. It is intended to provide long-service employees a foundation for retirement benefits in the form of regular income. Participants hired prior to January 1, 2003, including each of the named executive officers, except Messrs. Handley and Seifert, earn monthly pension benefits under the following formula ("traditional formula"): 1/12 of the sum of (a) years of credited service times 1% of "final average compensation" plus (b) years of credited service (not exceeding 35) times 0.45% of "final average compensation" minus "covered compensation." "Final average compensation" is the average of the participant's annual compensation for the five consecutive calendar years that produce the highest average,

50    PROXY STATEMENT 2011

counting the participant's base salary and annual cash incentive compensation for a plan year, excluding any long-term and non-cash incentive bonuses and amounts above the IRS compensation limits for qualified plans. "Covered compensation" is the average amount determined by the IRS to have been subject to Social Security taxes over the participant's working life.

Participants hired after 2002 accrue an account credit at the end of each year equal to a fixed percentage of the participant's compensation for that year plus an interest credit applied to the participant's account balance on the first day of that year ("cash balance formula"). Compensation used in determining the credits is the participant's base salary and annual cash incentive compensation for a plan year, excluding any long-term and non-cash incentive bonuses and amounts above the IRS limits for qualified plans.

Participants become entitled to a non-forfeitable ("vested") right to their Pension Plan benefit upon completing three years of continuous service with the Company. Normal retirement date is the date on which the participant attains age 65 and has completed at least three years of continuous service. Traditional formula participants who have terminated employment with the Company may begin to receive benefit payments as early as age 55, reducing the benefit by 1/280 for each month by which payment begins before age 62. Unreduced benefits may begin after age 62. The normal form of benefit is a single life only annuity for participants who are not married and a joint and 50% survivor annuity for married participants. Subject to a spousal consent requirement for married participants, participants may select an actuarially equivalent benefit in one of the following forms: single life only annuity, joint and 75% or 100% survivor annuity (married participants only); life and five year certain annuity; and life and ten-year certain annuity.

If a participant dies after benefit commencement, payments to a beneficiary, if any, are made according to the payment option selected by the participant. If a participant with a vested traditional formula benefit dies before benefit payments commence, the participant's beneficiary is entitled to a death benefit. If the beneficiary is the participant's surviving spouse, the benefit is a life annuity beginning after the participant would have attained age 55. Other beneficiaries receive a five or ten-year annuity benefit.

Cash balance formula participants with at least three years of continuous service may commence benefit payment at any time after termination. The payment will be the actuarial equivalent value of their account balance, determined using the mortality and interest factors prescribed by the IRS. The normal form of benefit for cash balance formula participants is a single life only annuity for participants who are not married and a joint and 50% survivor annuity for married participants. Optional forms of payment for cash balance formula participants are lump-sum payment, single life annuity, and, for married participants only, joint and 75% or 100% survivor annuity. The beneficiary of a cash balance formula participant who dies before commencing benefits will receive a death benefit actuarially equivalent to the participant's account balance.

The Mirror Pension is a non-qualified plan intended to restore benefits under the tax-qualified Pension Plan for those employees whose benefits are reduced by Internal Revenue Code limits. The Mirror Pension has generally the same terms as the Pension Plan except: (i) compensation is determined without regard to the IRS limits for qualified plans; (ii) vesting is accelerated upon a change-in-control; (iii) benefits may be forfeited for certain serious misconduct; and (iv) the optional forms of benefits available to participants with respect to benefits accrued and vested as of December 31, 2004 ("Grandfathered Mirror Pension Benefits") include a lump sum payment. Benefits accrued or vested after December 31, 2004 are subject to Internal Revenue Code Section 409A ("409A Mirror Pension Benefits") and are not linked to the Pension Plan.

PROXY STATEMENT 2011    51

The normal form of 409A Mirror Pension Benefit is a 10-Year Annual Installment payout commencing upon the later of attainment of age 55 or separation from service for traditional formula participants or upon separation from service for cash balance formula participants, provided that payment to a "specified employee" (corporate officers, including each of the named executive officers) may not commence earlier than six months after separation from service. Optional forms of benefits available to participants include 5-Year Annual Installments, Lump Sum or an Annuity Option (Single Life, Life & 5-Year Certain, Life and 10-Year Certain, and for married participants, Joint and 50%, 75% or 100% Survivor). Participants were permitted to make a transition election as to an optional form of benefit for their 409A Mirror Pension Benefit before the end of 2008 as permitted under 409A regulations. Any subsequent change in optional form by a participant is subject to the "1-year/5-year rule" which requires that the change be made 12 months before separation from service and must not become effective for 12 months after the election is made (the 1-year rule), and the payment commencement date must be delayed for 5-years after the original commencement date (the 5-year rule). A participant who elects an Annuity Option may choose among the various types of annuity forms at any time before separation from service. Despite the plan's normal form of benefit or a participant's election of an optional form of benefit, the Company will cash out the participant's Grandfathered Mirror Pension Benefit and/or the participant's 409A Mirror Pension Benefit in a lump sum if the present value of such portion of the benefit at the time of distribution does not exceed $25,000.

The SERP is a non-qualified supplemental executive retirement plan intended to ensure a pension benefit that replaces a significant portion of the income of certain executives. The maximum SERP benefit equals 2% of final average compensation times years of credited service (up to 30 years), reduced by the benefits payable under the Pension Plan, the Mirror Pension and 50% of the age 65 Primary Social Security benefit. A participant age 65 with 30 years of service would receive benefits from all three defined benefit plans equal to 60% of final average compensation (less 50% of the age 65 Social Security benefit). For executives hired by the Company after age 35 and therefore unable to earn the maximum benefit at age 65, the SERP provides an additional "past service benefit." The annual past service benefit equals 1% of the difference between final average compensation and annualized earnings at the time of joining the Company ("first year earnings") multiplied by the difference between the executive's age at date of hire and 35. Material terms of the SERP are similar to those of the Pension Plan except: (i) compensation is determined without regard to the IRS limits for qualified plans; (ii) the SERP benefit vests upon attainment of age 55 and completion of ten-years of service or attainment of age 65; (iii) vesting is accelerated upon a change-in-control; (iv) benefits may be forfeited for certain serious misconduct; (v) participants hired after age 35 are credited with additional "past service credit" equal to one year for each year by which the executive's age at date of hire exceeded 35. In addition, the normal form of benefit with respect to SERP benefits accrued and vested as of December 31, 2004 ("Grandfathered SERP Benefits") is a 15-year certain monthly annuity commencing at age 65 and participants may elect to receive an actuarially equivalent benefit in any of the optional forms of payment available under the Pension Plan or in a lump sum. SERP benefits accrued or vested after December 31, 2004 are subject to Internal Revenue Code Section 409A ("409A SERP Benefits"). The normal form of benefit, election of optional forms of benefit and time of commencement of the 409A SERP Benefit are linked to the Mirror Pension. Despite the normal form of benefit or a participant's optional form of benefit election, the Company will cash out the participant's Pre-409A SERP Benefit and/or the participant's 409A SERP Benefit in a lump sum if the present value of such portion of the benefit at the time of distribution does not exceed $25,000.

52    PROXY STATEMENT 2011

Messrs. Seifert and Handley were hired by the Company after age 35 and will benefit from the past service benefit and past service credits under the SERP. The SERP benefit in the above table includes past service benefits as follows: Mr. Seifert, $0 and 19.10 years of past service credit; and Mr. Handley, $507,841 and 14.10 years of past service credit. Mr. Seifert became a participant January 1, 2011.

In 2010, we amended the SERP to eliminate further benefit accruals after December 31, 2020.

Messrs. Fritze and Mason are the only named executive officers who are currently eligible for early retirement under the Pension Plan, Mirror Pension and SERP. As a cash balance formula participant, Mr. Handley would be eligible to receive his vested benefits under the Pension Plan and Mirror Pension upon separation from service.

The Company does not grant extra years of credited service under the Pension Plan or the Mirror Plan except as approved by its Board of Directors. Prior service credits have been approved by the Board in limited circumstances in connection with a business acquisition or merger, entry into plan participation by employees formerly participating in a union plan while employed with the Company and for employment with the Company before the Pension Plan was adopted in 1972. None of the named executive officers has been granted extra years of service under these plans. The SERP grants extra years of credited service for executive officers hired by the Company after age 35. Messrs. Seifert and Handley have been granted extra years as noted above in the discussion of the SERP.

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NON-QUALIFIED DEFERRED COMPENSATION FOR 2010

Name	Executive Contributions in Last FY(1,2) ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(2) ($)

Douglas M. Baker, Jr. (PEO)	$131,750	$105,400	$158,910	0	$1,862,775
Steven L. Fritze (PFO)	$38,250	$30,600	$190,955	0	$2,238,917
James J. Seifert	$ 14,063	$2,200	$ 1,670	0	$ 17,932
Phillip J. Mason	$ 20,175	$16,140	$ 13,726	0	$ 297,349
Thomas W. Handley	$ 32,750	$26,200	$ 77,820	0	$1,249,610

(1)
Contributions credited in 2010 include deferrals and match on base salary earned in 2010 and annual cash incentive earned in respect of 2009.

(2)
Amounts reported for executive contributions and included in the aggregate balance at year-end include the following amounts which were reported as salary in 2010 in the Summary Compensation Table at page 44 and which were deferred by each named executive officer: Mr. Baker, $37,750; Mr. Fritze, $13,250; Mr. Seifert, $2,750; Mr. Mason, $7,375; and Mr. Handley, $10,250. Amounts reported in the aggregate balance at last fiscal year end include the following amounts which were reported for 2010 and which were previously reported as compensation to the named executive officer in the Summary Compensation Table for previous years and which were deferred in 2006 through 2010: Mr. Baker, $527,600; Mr. Fritze, $628,949; Mr. Seifert, $2,750; Mr. Mason, $7,375; and Mr. Handley, $328,825.

The Mirror Savings Plan is a non-qualified mirror 401(k) deferred compensation excess plan which enables executives to obtain benefits of a tax-deferred savings and investment program without regard to limits on compensation and benefits imposed by the Internal Revenue Code on the Company's tax-qualified deferred compensation plan. The plan is unfunded and does not protect the executive from insolvency of the Company.

Participants may defer up to 25% of base salary and up to 100% of annual cash incentive compensation for a calendar year. The Company credits a matching contribution equal to (i) 100% of the amount of the executive's deferrals that do not exceed 3% of covered compensation plus (ii) 50% of the executive's deferrals that exceed 3% but do not exceed 5% of the executive's covered compensation. An account is maintained on the Company's books in the name of each executive. The account is credited with phantom earnings at the same rate as earnings on externally managed investment funds available to participants of the Company's tax-qualified deferred compensation plan. An executive is allowed to elect the investment fund or funds that will apply and may change the election at any time; provided that (i) an executive officer is not permitted to elect the Company stock fund, and (ii) effective January 1, 2006, the Company discontinued making its matching contributions to the Company stock fund. The

54    PROXY STATEMENT 2011

earnings rate applicable to each such investment fund for 2010 is as set forth in the following table:

Fund Name	2010 Earnings Rate

Managed Income Portfolio II	1.57%
Fidelity Money Market Trust Retirement Money Market Portfolio	0.02%
Fidelity Government Income Fund	5.11%
PIMCO Total Return Fund — Administrative Class	8.56%
SSgA Target Retirement Income Securities Lending Series Fund-Class II	9.62%
SSgA Target Retirement 2010 Securities Lending Series Fund-Class I	12.25%
SSgA Target Retirement 2015 Securities Lending Series Fund-Class II	13.72%
SSgA Target Retirement 2020 Securities Lending Series Fund-Class II	14.62%
SSgA Target Retirement 2025 Securities Lending Series Fund-Class II	15.30%
SSgA Target Retirement 2030 Securities Lending Series Fund-Class II	15.78%
SSgA Target Retirement 2035 Securities Lending Series Fund-Class II	16.02%
SSgA Target Retirement 2040 Securities Lending Series Fund-Class II	16.15%
SSgA Target Retirement 2045 Securities Lending Series Fund-Class II	16.13%
SSgA Target Retirement 2050 Securities Lending Series Fund-Class II	16.14%
Fidelity Puritan® Fund	14.04%
Spartan® 500 Index Fund — Investor Class	14.98%
Harbor Capital Appreciation Fund — Institutional Class	11.61%
Dodge & Cox Stock Fund	13.49%
Spartan Extended Market Index Fund	28.58%
Invesco U.S. Small Cap Value Fund — Class Y Shares	30.30%
Hartford Small Company Fund — Class 1A	24.13%
Dodge & Cox International Stock Fund	13.69%
Ecolab Stock Fund	14.48%

Participants, including the named executive officers, are always 100% vested in their deferred compensation account and are entitled to receive a distribution in cash upon termination, death or disability. The normal form of distribution with respect to the portion of the account attributable to contributions made before 2005 ("Grandfathered Mirror Savings Benefit") is a single lump sum, but an executive may elect to receive such portion of the account in the form of annual installments over a period not to exceed ten years. The portion of the executive's account attributable to contributions made after 2004 is subject to Internal Revenue Code Section 409A ("409A Mirror Savings Benefit"). The normal form of 409A Mirror Savings Benefit is a 10-Year Annual Installment payout commencing upon separation from service, provided that payment to a "specified employee" (corporate officers, including each of the named executive officers) may not commence earlier than six months after separation from service. Optional forms of benefits available to participants include 5-Year Annual Installments or Lump Sum. Participants were permitted to make a transition election as to an optional form of benefit for their 409A Mirror Savings Benefit before the end of 2008 as permitted under 409A regulations. Any subsequent change in optional form by a participant is subject to the "1-year/5-year rule" which requires that the change be made 12 months before separation from service and must not become effective for 12 months after the election is made (the 1-year

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rule), and the payment commencement date must be delayed for 5-years after separation from service (the 5-year rule). Despite the plan's normal form of benefit or a participant's election of an optional form of benefit, the Company will cash out the participant's Grandfathered Mirror Savings Benefit and/or the participant's 409A Mirror Savings Benefit in a lump sum if the present value of such portion of the benefit at the time of distribution does not exceed $25,000. Deferrals may be withdrawn during employment only upon an unforeseeable emergency and are limited to the amount needed to satisfy such emergency. Company matching amounts are not available for such in-service withdrawal and are subject to forfeiture for certain serious misconduct.

POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE-IN-CONTROL

The Company maintains certain plans, policies and practices covering named executive officers that will require it to provide incremental compensation upon certain types of terminations, including termination due to a change-in-control of the Company.

Overview — The following discussion describes additional amounts that the Company would pay or provide to a named executive officer or his or her beneficiaries as a result of termination of employment in each of the following situations: voluntary resignation, discharge for cause, discharge without cause, resignation due to constructive discharge, death or disability and change-in-control of the Company. For purposes of this discussion, estimated benefits are calculated as if the termination occurred on December 31, 2010 and that the value of a share of the Company's stock on that day was $50.42, the closing price on December 31, 2010, the last trading day of 2010.

As permitted by SEC rules, the following discussion and amounts do not include the payments and benefits that are not enhanced by the termination of employment or change-in-control. These payments and benefits are referred to hereafter in this discussion as "vested benefits" and include:

  •
  benefits accrued under the Company's tax-qualified Pension Plan and tax-qualified deferred compensation 401(k) plan in which all employees participate;

  •
  benefits provided under a retiree health and death benefits program in which all employees participate;

  •
  accrued vacation pay, health and life insurance plan continuation and other similar amounts payable when employment terminates under programs applicable to the Company's salaried employees generally;

  •
  payment of earned annual cash incentive payable if employed through the end of the year described at page 37;

  •
  benefits accrued under the Company's non-qualified mirror 401(k) deferred compensation plan described in connection with the Non-Qualified Deferred Compensation table at page 54;

  •
  benefits accrued that have become vested under the Company's non-qualified Mirror Pension and Supplemental Executive Retirement Plan ("SERP") described in connection with the Pension Benefits table at page 50;

  •
  stock options that have vested and become exercisable as described at page 40 and 48;

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  •
  performance-based restricted stock unit ("PBRSU") awards that have vested upon attainment of the relevant performance goals as described at page 40; and

  •
  shares of restricted stock that have vested as described at page 40.

Voluntary Resignation — The Company is not obligated to pay any amounts in addition to the named executive officer's vested benefits in the event of a voluntary termination of employment, unless the executive's age and years of service qualify for special provisions applicable for retirement under the plans described below.

  •
  Annual Cash Incentive — If termination is after age 55 and completion of at least three years of service, the executive would receive payment of a portion of the annual cash incentive under the Company's annual cash incentive program (Management Performance Incentive Plan or "MPIP" and Management Incentive Plan or "MIP") which is described in the Compensation Discussion and Analysis beginning at page 37 and as part of the table entitled "Grants of Plan—Based Awards in 2010" at page 46 earned for the year that is proportionate to the portion of the performance period under the Plan that was completed prior to the termination of employment. The earned annual cash incentive payable to such an eligible executive officer for termination on December 31, 2010 would be the full amount of the actual annual cash incentive earned as reported as Non-Equity Incentive Plan Compensation column of the Summary Compensation Table at page 44.

  •
  Retiree Death Benefit — Elected corporate officers who terminate employment at or after (i) attaining age 55 and completing at least ten-years of service or (ii) attaining age 65 are covered by an executive retiree death benefit program. Under the program, the beneficiary of the retired executive is entitled to a death benefit equal to the lesser of (i) 200% of the executive's average compensation for the five consecutive years of employment preceding retirement which yields the highest average compensation, or (ii) $750,000.

  •
  Options — If termination is after (i) age 55 and (ii) completion of (a) at least three years of service for options granted prior to 2010 and (b) at least five years of service for options granted in 2010, the executive would be entitled to accelerated vesting for options held at least six months and extended, post-retirement exercise period of five years (or the remaining term of the options, if shorter).

  •
  PBRSUs — If termination is after (i) age 55 and (ii) completion of (a) at least three years of service for PBRSU awards granted prior to 2010 and (b) at least five years of service for PBRSU awards granted in 2010, service-vesting conditions with respect to PBRSU awards held at least six months will be deemed satisfied but vesting remains subject to attainment of performance goals.

Messrs. Fritze, Mason and Handley are the only named executive officers who would have been entitled to some or all of such special retirement provisions as of December 31, 2010 as follows:

Mr. Fritze, $525,000 annual cash incentive, $750,000 retiree death benefit coverage, 66,968 accelerated options at $702,111 value, and 12,100 accelerated PBRSU awards at $610,082 value; Mr. Mason, $436,000 annual cash incentive; $750,000 retiree death benefit coverage, 34,034 accelerated options at $346,145 value, and 6,600 accelerated PBRSU awards at $332,772 value; and Mr. Handley $557,000 annual cash incentive, 45,401 accelerated options at $461,408 value, and 8,800 accelerated PBRSU awards at $443,696 value.

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Discharge for Cause — The Company is not obligated to pay any amounts in addition to the named executive officer's vested benefits in the event of a termination of employment for cause. The executive's right to exercise vested options expires and unvested PBRSU and restricted stock awards are forfeited upon discharge for cause. Cause under the Company's stock incentive plans includes (a) deliberate injury or attempted injury related to the Company or any subsidiary, including dishonesty, fraud, misrepresentation, or embezzlement; (b) any unlawful or criminal activity of a serious nature; (c) any intentional and deliberate material breach of duty; or (d) material breach of any confidentiality or non-compete agreement.

An elected corporate officer with qualifying age and years of service would receive coverage under the retiree death benefit program described in the above section entitled "Voluntary Resignation."

Death or Disability — In the event of a termination as a result of death or disability, the named executive officer or his or her beneficiaries would be entitled to the following benefits in addition to his or her vested benefits.

  •
  Executive Long-Term Disability Benefits — An executive who becomes "disabled" will, following a 180-day elimination period, receive payments from the Company equal to 60% of his or her base salary and annual cash incentive, reduced by the benefit paid under the Company's insured long-term disability plan available to all full time employees (which is limited to $15,000 per month). Total disability benefits are limited to $35,000 per month. An executive is "disabled" during the first 18 months if he or she cannot earn at least 80% of his or her pre-disability compensation at his or her own occupation. After 18 months, the executive is "disabled" if he or she cannot earn at least 80% of his or her pre-disability compensation at any occupation for which he or she is qualified by training, education or experience. Benefits may continue until the executive reaches Social Security Normal Retirement Age, subject to certain minimum lengths of payment. Benefits are limited to 24 months if disability is a result of mental illness that results from any cause; any condition that may result from mental illness; alcoholism which is under treatment; or the non-medical use of narcotics, sedatives, stimulants, hallucinogens or any other such substance.

  •
  Executive Life Insurance — If the executive dies, his beneficiary will receive an insured basic executive death benefit equal to three times the executive's annual compensation for the year preceding the death, subject to a maximum benefit of $9,000,000. The basic executive death benefit which would have been payable to the beneficiaries of each of the named executive officers for a death as of December 31, 2010 would be as follows: Mr. Baker, $7,191,000; Mr. Fritze, $2,987,997; Mr. Seifert, $1,350,000; Mr. Mason, $1,809,000; and Mr. Handley, $1,944,000. If the death is accidental, the beneficiary would receive an additional accidental death benefit amount equal to the basic executive death benefit, subject to a maximum of $6,000,000. If the executive's death occurs during travel on Company business, the benefit would be increased by three times the executive's annual compensation for the year preceding the death, subject to a maximum business travel benefit of $6,000,000.

  •
  Annual Cash Incentive — Payment of the annual cash incentive under the Company's annual cash incentive program (Management Performance Incentive Plan or "MPIP" and Management Incentive Plan or "MIP") which is described in the Compensation Discussion and Analysis beginning at page 37 and as part of the table entitled "Grants of Plan—Based Awards For 2010" at page 46 earned for the year that is proportionate to the portion of the performance period under the Plan that was completed prior to the termination of employment. The earned annual cash incentive payable to each of the

58    PROXY STATEMENT 2011

    named executive officers for termination due to death or disability on December 31, 2010 would be the full amount of the actual annual cash incentive earned as reported as Non-Equity Incentive Plan Compensation column of the Summary Compensation Table at page 44.

  •
  Executive Financial Counseling — The Company's Executive Financial Counseling Plan pays for financial, investment, tax and estate planning, tax preparation and tax audit assistance. The benefits are available through the end of the calendar year following the calendar year in which the executive's death or disability occurs, with a maximum annual benefit equal to 5% for the principal executive officer's, and 3% for each of the other named executive officer's, rate of annual base compensation as of the first day of the year (or the date of employment in the case of an executive officer employed after January 1), which in the case of the named executive officers would be as follows: Mr. Baker, $50,000; Mr. Fritze, $15,300; Mr. Seifert, $13,500; Mr. Mason, $10,800; and Mr. Handley, $13,500.

  •
  Options — If employment terminates as a result of death or disability, the vesting of options is accelerated and the post-death/disability exercise period is extended to five years (or the remaining term of the options, if shorter). Accelerated vesting for each of the named executive officers would be as follows: Mr. Baker 404,701 shares at $2,949,966 value; Mr. Fritze, 109,368 shares at $802,387 value; Mr. Seifert, 23,100 shares at $54,632 value; Mr. Mason, 64,834 shares at $418,987 value; and Mr. Handley, 80,101 shares at $543,474 value.

  •
  PBRSU Awards — If employment terminates as a result of death or disability, service-based vesting conditions on PBRSU awards will be deemed satisfied but vesting remains subject to attainment of performance goals. Accelerated vesting for each of the named executive officers would be as follows, assuming full attainment of performance goals, payment after the end of the performance period and a stock price of $50.42, the closing price on December 31, 2010: Mr. Baker, 85,420 units at $4,306,876 value; Mr. Fritze, 23,130 units at $1,166,215 value; Mr. Seifert, 6,010 units at $303,024 value; Mr. Mason, 14,620 units at $737,140 value; and Mr. Handley, 17,820 units at $898,484 value.

  •
  Restricted Stock Awards — If employment terminates as a result of death or disability, the vesting of restricted stock awards is accelerated. In the case of Mr. Seifert, accelerated vesting of restricted stock awards would be as follows: 29,980 units at $1,511,592 value.

Discharge Not for Cause; Resignation Due to Constructive Discharge — The Company negotiates severance arrangements on a case-by-case basis if an executive's employment is terminated involuntarily without cause or if the executive resigns as a result of a constructive discharge. Any such negotiated settlement would require the named executive officer to sign a general release and waiver of claims against the Company and would typically require compliance with confidentiality and non-compete restrictions. Payment of such severance will generally be made in equal installments over regular payroll periods. For purposes of this disclosure, such a negotiated severance is estimated to include payment of up to two years base salary and target annual cash incentive for each of the named executive officers, as follows: Mr. Baker, $4,600,000; Mr. Fritze, $1,734,000; Mr. Seifert, $1,440,000; Mr. Mason, $1,445,000; and Mr. Handley, $1,530,000.

At the discretion of the Compensation Committee, the vesting of options may be accelerated or extended and the exercise period extended. However, no option may remain exercisable or continue to vest for more than two years beyond the date such option would have terminated if

PROXY STATEMENT 2011    59

not for the Compensation Committee's action, or beyond its expiration date, whichever first occurs. In addition, the Compensation Committee may, at its discretion, accelerate the vesting of PBRSU and restricted stock awards. The PBRSU awards granted in 2010 further provide that vesting of the service-based vesting conditions will be accelerated on a pro-rated basis in the event an executive's employment is terminated without cause, with payment of the pro-rated award subject to satisfaction of applicable performance criteria.

In addition, if the executive's position, age and years of service qualify at time of termination, the executive would receive benefits under the same special provisions applicable for retirement as are described in the section entitled voluntary resignation above. As noted in that section, Messrs. Fritze, Mason and Handley are the only named executive officers who would have been entitled to such special retirement provisions as of December 31, 2010.

Change-in-Control — The Company maintains a Change-in-Control Severance Compensation Policy (the "Policy") which applies to elected officers (other than assistant officers) of the Company, including each named executive officer listed in the Summary Compensation Table at page 44. The Board of Directors may terminate the Policy after two years' advance notice except that the Policy may not be terminated within two years after a change-in-control has occurred.

The Policy entitles the officer to a severance payment if, within two years following a change-in-control, the officer's employment with the Company is terminated without Just Cause (as defined in the Policy) or the officer voluntarily terminates employment for Good Reason (as defined in the Policy). The severance payment is paid in a lump sum equal to the sum of (i) two times the sum of the officer's base salary plus target annual cash incentive; plus (ii) a pro-rated portion of the target annual cash incentive for the year of termination. The officer also is entitled to payment of reasonable outplacement service fees up to 20% of base salary and continuation, for up to 18 months, of medical and dental health coverage at the cost the officer paid prior to termination of employment. The Policy does not provide a gross-up for the 280G excise tax. However, the Policy does provide for a reduction of payments if the Policy results in higher after-tax income to the participant due to 280G excise tax. As a condition of the payment of such benefits, the officer must release the Company from employment-related claims.

The Company's non-qualified Mirror Pension and Supplemental Executive Retirement Plan discussed under the section entitled Pension Benefits For 2010 at page 50 provide that the interests of participants shall vest and become non-forfeitable upon a change-in-control of the Company. Each named executive officer listed in the Summary Compensation Table at page 44 participates in such deferred compensation plans. Mr. Seifert's participation commenced January 1, 2011.

Upon a change-in-control, the vesting for outstanding stock options, PBRSUs and restricted stock awards that were granted prior to 2010 would be accelerated (but no extended exercise period for options). If any outstanding option, PBRSU award or restricted stock award granted in 2010 is continued, assumed or replaced by the Company or the surviving or successor entity in connection with the change-in-control, and if within two years after the change in control an executive's employment or other service is terminated without cause or is terminated by the executive for good reason, then (i) each of the executive's outstanding options will become exercisable in full and remain exercisable for the remaining term of the option, (ii) each of the holder's unvested restricted stock awards and PBRSU awards will fully vest, and (iii) any performance goals applicable to the holder's PBRSU awards will be deemed to have been satisfied to the maximum degree. If any outstanding option, PBRSU award or restricted stock award is not continued, assumed or replaced in connection with the change-in-control, then the

60    PROXY STATEMENT 2011

same consequences as specified in clauses (i) through (iii) of the previous sentence will occur in connection with a change-in-control unless and to the extent the Compensation Committee elects to terminate such options or awards in exchange for a payment with respect to each option or award in an amount equal to the excess, if any, between the fair market value of the shares subject to the option or award immediately prior to the effective date of such change-in-control (which may be the fair market value of the consideration to be received in the change of control transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such option or award (or, if there is not excess, such option or award may be terminated without payment).

For purposes of the Policy and stock incentive plans, the term "change-in-control" means the occurrence of any of the events set forth in the paragraph immediately below. This definition was amended in 2010 and the definition below has been marked to show the changes. The amended definition applies to the Policy and stock incentive grants made in 2010; the prior definition continues to apply to the deferred compensation plans and to stock incentive grants made prior to 2010. (Double underline text indicates language added in the 2010 amendments; strikethrough text indicates language deleted in the 2010 amendments.)

A change-in-control of the Company occurs if:

•	a person or group acquires 25% or more of the Company's outstanding voting power; ~~However, if the acquisition was approved by the Board of Directors, then a change-in-control occurs at 34% ownership. If the acquiring person, prior to becoming a 25% shareholder, has entered into (and is in compliance with) a shareholder agreement which imposes limits on the person's maximum Company shareholdings, then a change-in-control occurs only upon acquisition of 50% of the Company's voting power;~~
•
during any ~~36~~ consecutive month period, individuals who constitute the Board on the first day of the period or any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election relating to the election of directors) whose election or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who were directors on the first day of such period (or whose election or nomination were previously so approved) shall cease for any reason to constitute at least a majority of the Board of Directors;
•
the Company engages in a merger or consolidation, other than a merger or consolidation in which the Company's voting securities immediately prior to the transaction continue to represent over 50% of the voting power of the Company or the surviving entity immediately after the transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; and
•
the ~~Company's stockholders approve~~  a plan of complete liquidation or the Company sells all or substantially all of the Company's assets, other than to an entity with more than 50% of its voting power owned by the Company's stockholders in substantially the same proportion as their ownership of the Company immediately prior to the sale.

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The table below summarizes the maximum additional payments the Company would be obligated to make if a qualifying termination due to a change-in-control occurred on December 31, 2010.

	Severance Payments					Equity Awards
						(B) Accelerated Portion of Stock Options		(C) Accelerated Portion of PBRSU & RS Awards
		Accelerated Portion of Pension(1)		Health Insurance Premiums	(A) Total Severance Payments					Total Potential Value(5)
	Cash Lump Sum		Outplacement Service Fees
Name						Number(2)	Value(3)	Number	Value(4)

Douglas M. Baker, Jr.	$4,600,000	$2,070,486	$200,000	$19,308	$6,889,794	404,701	$2,949,966	85,420	$4,306,876	$14,146,636
Steven L. Fritze	$1,734,000	0	$102,000	$19,308	$1,855,308	109,368	$ 802,387	23,130	$1,166,215	$ 3,823,910
James J. Seifert	$1,440,000	0	$ 90,000	$19,308	$1,549,308	23,100	$ 54,632	35,990	$1,814,616	$ 3,418,556
Phillip J. Mason	$1,445,000	0	$ 85,000	$10,033	$1,540,033	64,834	$ 418,987	14,620	$ 737,140	$ 2,696,160
Thomas W. Handley	$1,530,000	$1,041,102	$ 90,000	$19,308	$2,680,410	80,101	$ 543,474	17,820	$ 898,484	$ 4,122,368

(1)
Represents that portion of the actuarial present value of accumulated pension benefits reported in the Pension Benefits For 2010 table at page 50 which would become payable upon a change-in-control as a result of acceleration of vesting.

(2)
Total number of unvested options as of December 31, 2010.

(3)
Represents the difference between the closing price of our Common Stock as of December 31, 2010 ($50.42) and the exercise price of each option. All options may be exercised at any time during the three months (or five years if retirement eligible) after employment after the change-in-control, but not beyond the original ten-year term of the option.

(4)
Represents the value of PBRSU and restricted stock awards accelerated as of December 31, 2010 ($50.42).

(5)
Represents the sum of amounts in Column (A) Total Severance Payouts, (B) Accelerated Portion of Stock Options and (C) Accelerated Portion of PBRSU and restricted stock awards.

62    PROXY STATEMENT 2011

EQUITY COMPENSATION PLAN INFORMATION

The following table presents, as of December 31, 2010, compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	21,008,093(1)	$38.66	11,608,387

Equity compensation plans not approved by security holders	-0-	—	-0-

Total	21,008,093(1)	$38.66	11,608,387

(1)
Includes 162,088 Common Stock equivalents under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan. These Common Stock equivalents represent deferred compensation earned by non-employee directors and are excluded from the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table. Includes 338 shares of our Common Stock subject to stock options with a weighted-average exercise price of $43.39, which we assumed in connection with our acquisition of Alcide Corporation effective July 30, 2004. These assumed options are deemed exempt from shareholder approval under Rule 303A.08 of the New York Stock Exchange in accordance with our notice to the NYSE dated August 18, 2004. The respective Alcide plans were amended to prohibit future grants. Includes 845,630 Common Stock equivalents under our 2005 and 2010 Stock Incentive Plans. These Common Stock equivalents represent performance-based restricted stock units payable to employees and are excluded from the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table. Includes 12,350 Common Stock equivalents under our 2010 Stock Incentive Plan. These Common Stock equivalents represent restricted stock units payable to employees and are excluded from the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

PROXY STATEMENT 2011    63

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written Charter and the functions of the Committee are described under the heading "Board Committees — Audit Committee" at page 11 hereof. The Audit Committee's Charter recognizes that (i) it is the responsibility of management to prepare the Company's financial statements in accordance with Accounting Principles Generally Accepted in the United States of America and to maintain an effective system of financial control; and (ii) it is the responsibility of the independent auditors to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards. As recognized in the Charter, the Committee's responsibilities include overseeing the work of the participants in the financial reporting and control process.

In this context, the Audit Committee has (i) reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2010 and for the year then ended (the "Financial Statements") with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America, (ii) discussed the Financial Statements with PricewaterhouseCoopers LLP (our independent registered public accounting firm), including the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, "Communications with Audit Committees," and (iii) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP their independence. The Committee has also considered whether PricewaterhouseCoopers LLP's provision of non-audit services as described below under the heading "Audit Fees" is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

Dated: February 25 , 2011	Arthur L. Higgins Joel W. Johnson Robert L. Lumpkins	C. Scott O'Hara Victoria J. Reich

64    PROXY STATEMENT 2011

AUDIT FEES

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the years ended December 31, 2010 and 2009.

Fee Category	2010	2009

Audit Fees(1)	$6,721,000	$6,511,000
Audit-related Fees(2)	$ 72,000	$ 121,000
Tax Fees(3)	$ 231,000	$ 126,000
All Other Fees(4)	0	0

(1)
Fees and expenses paid to PwC for: (i) annual audit (annual audit and quarterly reviews of the consolidated financial statements required to be performed in accordance with generally accepted auditing standards); (ii) 404 attestation services (attestation services relating to the report on the Company's internal controls as specified in Section 404 of Sarbanes-Oxley Act — the aggregate fees and expenses for these services were $1,054,000 in 2010 and $1,058,000 in 2009); (iii) statutory audits (statutory audits or financial audits and accounting consultations for subsidiaries or affiliates required to be performed in accordance with local regulations); (iv) regulatory financial filings (services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters); and (v) consultations on accounting and disclosure matters (consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies).

(2)
Fees and expenses paid to PwC for: (i) agreed-upon procedures (agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory matters); (ii) attest services; and (iii) employee benefit plan audits (financial statement audits of pension and other employee benefit plans).

(3)
Fees and expenses paid to PwC for: (i) U.S. federal, state and local tax compliance (preparation and/or review of tax returns including sales and use tax, excise tax, income tax and property tax, as well as, consultation regarding applicable handling of items for tax returns, required disclosures, elections and filing positions available to the Company); (ii) U.S. federal, state and local tax advice (assistance with tax audits, technical interpretations, applicable laws and regulations, tax advice on mergers, acquisitions and restructurings); (iii) international non-U.S. tax compliance (preparation and review of income, local, VAT, and GST tax returns or other tax filings, required disclosures, elections and filing positions available to the Company); (iv) international non-U.S. tax advice (assistance with tax examinations (but not legal or other representation in tax courts or agencies), advice on various matters including foreign tax credit, foreign income tax, tax accounting, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction, and tax advice on restructurings, mergers, and acquisitions); and (v) transfer pricing (advice and assistance with respect to transfer pricing matters, including preparation of reports used by the Company to comply with taxing authority documentation requirements regarding royalties and inter-company pricing and assistance with tax exemptions).

(4)
This category includes all fees paid to PwC that must be disclosed and are appropriately not included in the Audit, Audit-Related and Tax categories. No such fees were incurred for the years ended December 31, 2010 and 2009.

All of the professional services provided by PwC in 2010 and 2009 were approved or pre-approved in accordance with policies of the Audit Committee and the Company. The Audit Committee has pre-approved projects for certain permissible non-audit services. Under the policy, requests for pre-approvals of permissible non-audit services must be accompanied by detailed documentation regarding specific services to be provided. The policy specifies that:

  •
  annual pre-approval of the audit engagement (including internal control attestation) is required;

  •
  the independent auditor may not provide prohibited services;

  •
  annual pre-approval is provided for employee benefit plan audits and special audits, as well as other attestation services;

  •
  management and the independent auditors report to the Committee at each meeting on all non-audit service projects and related fees;

  •
  all services and fees are reviewed annually; and

PROXY STATEMENT 2011    65

  •
  the Committee Chair has been delegated authority to approve specific permissible non-audit service projects and fees to ensure timely handling of unexpected matters.

Examples of permissible non-audit services under the policy include: (i) merger/acquisition due diligence services; (ii) attest services; (iii) tax compliance, filings and returns; and (iv) tax planning services, provided that such services are limited to projects having "known or accepted" outcomes.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP ("PwC") as independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2011 and to perform other appropriate services. Representatives of PwC are expected to be present at our Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

PwC has provided professional services to the Company in 2010, the aggregate fees and expenses of which are reported at page 65.

Board of Directors' Recommendation — The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2011. Under the laws of the State of Delaware, stockholder ratification of the appointment of our independent registered public accounting firm is not required. However, the Board deems it advisable to submit the appointment of PwC for stockholder consideration and ratification. If the appointment of PwC is not ratified, the Audit Committee will reconsider the matter, but will not be required to change its decision to appoint PwC as independent registered public accounting firm. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PricewaterhouseCoopers LLP.

PROPOSAL 3: APPROVE AMENDMENTS TO THE
ECOLAB STOCK PURCHASE PLAN

Introduction — The Ecolab Stock Purchase Plan (the "Purchase Plan") was originally adopted by our Board of Directors on February 24, 1990 in order to provide eligible employees with a convenient means to make regular and systematic purchases of our Common Stock using payroll contributions and matching employer contributions. The Purchase Plan also serves as a vehicle for us to reward employee service and achievement through discretionary contributions to employee accounts under the Purchase Plan. The Purchase Plan covers employees in the United States and a number of additional countries.

We also established and operate separate employee stock purchase plans for the same purposes and on similar terms for employees in Canada, Japan and New Zealand, and additional plans to be operated on a similar basis may be established from time to time for employees in other countries. These plans, whether currently existing or established in the future, are referred to as the "Separate International Plans," and together with the Purchase Plan are referred to as the "ESP Plans." All shares purchased by participants in the ESP Plans are purchased on the open market, and the ESP Plans are non-dilutive.

Our Board of Directors amended the ESP Plans in February 2004 to include in each ESP Plan a limit on the maximum number of shares that may be purchased under that Plan, and approved

66    PROXY STATEMENT 2011

an aggregate limit of 3,000,000 shares as the number of shares that may be purchased under all the ESP Plans. At the time, 2,000,000 of the 3,000,000 shares were allocated to the Purchase Plan and 650,000 were collectively allocated to the Separate International Plans, leaving 350,000 not specifically allocated to the share purchase limit of any of the ESP Plans. The amended ESP Plans and the aggregate 3,000,000 share purchase limit were approved by our stockholders in May 2004. As of January 31, 2011, there were approximately 790,000 shares of our Common Stock remaining under the original 3,000,000 share purchase limit.

Our Board of Directors believes that an increase in the aggregate share purchase limit under all of the ESP Plans from 3,000,000 to 6,000,000 shares is necessary and advisable. To facilitate the general administration of the ESP Plans, all of the proposed share purchase limit increase would be allocated to the Purchase Plan. In connection with this allocation, future increases in the share purchase limits under existing Separate International Plans, or the establishment of or subsequent increase in the share purchase limit under any new Separate International Plan, would be permitted only if and to the extent the share purchase limit under the Purchase Plan is correspondingly decreased. In effect, the Purchase Plan would contain a common "pool" of shares that could be drawn on by the Separate International Plans as and when necessary.

Proposed Amendments — Subject to approval by our stockholders, our Board of Directors approved amendments to the Purchase Plan in February 2011 that:

  •
  Increase the share purchase limit under the Purchase Plan from 2,000,000 to 5,350,000 shares. The increase includes both the 3,000,000 shares to be added to the aggregate share purchase limit as well as the 350,000 shares from the original aggregate 3,000,000 share purchase limit that were not specifically allocated to any of the ESP Plans.

  •
  Provide for an automatic reduction in the share purchase limit under the Purchase Plan of one share for every one share future increase in the share purchase limit under any of the existing Separate International Plans, or for every one share included in the share purchase limit under any new Separate International Plan.

The following table sets forth the number of shares allocated to each of the ESP Plans before and after the amendment.

	Number of Shares
Plan	Before Amendment	After Amendment

Purchase Plan	2,000,000	5,350,000
Separate International Plans
• Canada	200,000	200,000
• Japan	300,000	300,000
• New Zealand	150,000	150,000
Unallocated	350,000	0

Total	3,000,000	6,000,000

The amended Purchase Plan is being submitted to our stockholders for approval at our Annual Meeting. If our stockholders approve the amended Purchase Plan, the existing Separate International Plans will be correspondingly amended to enable them to draw shares from the Purchase Plan to increase their individual share purchase limits.

Stockholder Approval Requirement — Stockholder approval of the Purchase Plan, as amended in February 2011 as described above, is necessary in order to meet the listing standards of the New York Stock Exchange regarding equity compensation plans.

PROXY STATEMENT 2011    67

Eligible Participants — The Purchase Plan covers employees in the United States, plus a growing number of international locations including Australia, France, Germany, Hong Kong, Ireland, Italy, Korea, Malaysia, Singapore, Taiwan, Thailand and the United Kingdom, who:

  •
  are not executive officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act, including the individuals named in the Summary Compensation Table reported on page 44;

  •
  have attained the age of majority as determined by the law of their place of residence;

  •
  are not members of a collective bargaining unit (unless the collective bargaining agreement provides for participation in the plan); and

  •
  are regularly scheduled to work a full time work week of a particular location.

As of January 31, 2011, approximately 17,400 employees were eligible to participate in the Purchase Plan.

Plan Highlights — The amended Purchase Plan includes the key features listed below. This summary is qualified in its entirety by reference to the full text of the amended Purchase Plan, a copy of which may be obtained from our Corporate Secretary. A copy of the amended Purchase Plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this Proxy Statement, and is available through the SEC's website at www.sec.gov.

  •
  No Dilution.  Shares purchased by participants under the Purchase Plan are purchased on the open market and are not issued by us; therefore, the Purchase Plan is non-dilutive.

  •
  Not a Tax Qualified Plan.  The Purchase Plan is not intended to qualify as a "stock purchase plan" under Section 423 of the Internal Revenue Code. All payroll contributions are made from after-tax dollars.

  •
  Purchase Price.  Eligible participants can authorize contributions to their Purchase Plan account through payroll deduction by instructing us or the participating subsidiary to deduct a certain amount from their compensation, at a minimum of $20 per month.

  •
  Annual Limitations.  The maximum amount a participant can contribute to the Purchase Plan each calendar year is $6,000.

  •
  Company Match.  For each dollar contributed to the Purchase Plan, the employer contributes a 15% match. In addition, the employer may make additional discretionary cash contributions to participant accounts in order to provide awards under recognition or incentive programs established from time to time.

  •
  General Operation.  Participant contributions, matching contributions and any discretionary contributions are sent at least once each month to an administrator appointed by the employer to buy and sell shares for the Purchase Plan. The administrator uses the accumulated funds to buy shares of our Common Stock on the NYSE, at market prices, as agent for the Purchase Plan participants. The administrator makes the purchases as soon as practicable after receipt of the funds, but may purchase shares up to five days in advance of receipt of funds, if the employer provides the administrator with an estimate of funds to be transferred.

Subject to the Purchase Plan share purchase limit discussed below, the aggregate shares purchased each month are allocated to participant accounts, based on the average purchase cost and the funds contributed by or on behalf of each participant. Allocations are made in full

68    PROXY STATEMENT 2011

shares and in fractional interests in shares to 1/10,000th of a share. No interest is paid on funds held by the employer or the administrator.

Participants are entitled to vote all shares held in their account. Dividends received in respect of shares in participant accounts are automatically reinvested in our Common Stock, as promptly as practicable following receipt of the dividends by the administrator, and stock dividends or stock splits in respect of our Common Stock held in the accounts of eligible participants are credited to such accounts.

A participant may instruct the administrator to sell any or all of the full shares of Common Stock or any fractional interest in Common Stock held in his or her account at any time. Upon any such request, the administrator will sell the shares as instructed and mail the participant a check for the proceeds of the sale, less the regular commission or fee and other normal charges. Participants may also request certificates for the full shares credited to their account at any time. Fractional interests in shares may only be received in cash and not in certificate form.

The employer pays all fees charged for maintaining participant accounts and buying Common Stock through the Purchase Plan. Participants bear all costs related to selling Common Stock from their account or obtaining stock certificates for shares held in their account.

Shares Available for Purchase — Future benefits under the Purchase Plan are not presently determinable since they are subject to an employee's (i) election to participate, and (ii) level of participation. The maximum number of shares that may be purchased under the Purchase Plan is 5,350,000. This share purchase limit will automatically be reduced from time to time by one share for every one share future increase in the share purchase limit under any of the existing Separate International Plans, or for every one share included in the share purchase limit under any new Separate International Plan. The maximum number of shares that may be purchased under the Purchase Plan and the Separate International Plans is 6,000,000.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in our corporate structure or our shares of, appropriate adjustment will be made as to the number and kind of securities available for purchase by participants under the Purchase Plan.

If the total number of shares of Common Stock that would otherwise be purchased by the administrator exceeds the number of shares then remaining available under the Purchase Plan, the employer and the administrator will make a pro rata allocation of the remaining shares in as uniform and equitable a manner as is practicable. In such event, the employer or the administrator shall give written notice of such reduction to each affected participant and will return any excess funds accumulated in each participant's account.

Administration — The Purchase Plan is administered by the Compensation Committee of our Board of Directors (the "Committee"). The Committee has full power and authority to interpret the Purchase Plan, to adopt rules and regulations for carrying out the Purchase Plan and to alter, amend or revoke any rules or regulations so adopted. Additionally, our Senior Vice President — Human Resources (or such officer in charge of the Human Resources function regardless of title), or his or her delegate, may amend the Purchase Plan and adopt modifying rules and regulations with respect to non-United States employees and/or subsidiaries.

Our Board of Directors may amend, suspend or terminate the Purchase Plan, in whole or in part at any time, so long as such amendment, suspension or termination does not retroactively adversely affect the rights of the participants in the Purchase Plan.

PROXY STATEMENT 2011    69

Effect of Termination of Employment — If a participant retires or leaves the employer because of death, long-term disability or otherwise, all contributions will cease and the participant's account must be closed. Upon receipt of appropriate instructions, the administrator will sell or provide certificates for the shares held in the account as described above.

U.S. Federal Income Tax Consequences — For U.S. federal tax purposes, participant contributions under the Purchase Plan will not be deductible by participating employees and will not, by reason of being contributed by the participant, have any tax impact on the employer. All employer contributions under the Purchase Plan will be deductible to the Company and includable in the participant's taxable income in the year made, will be treated as "wages" and will be subject to withholding of income and employment taxes. Cash dividends received in respect of a participant's shares of Common Stock in the Purchase Plan will be includable as dividends in the participant's taxable income in the year received.

A participant's purchase price or total cost (including employer contributions) for shares of Common Stock acquired under the Purchase Plan will be his or her tax basis in the stock. Upon the sale of Common Stock acquired under the Purchase Plan, gain (or loss) will be realized by the participant in the amount by which the sale price exceeds (or is less than) his or her tax basis in the Common Stock. Whether the gain (or loss) constitutes long- or short-term capital gain (or loss) will depend upon the length of time the participant held the stock prior to its disposition.

The foregoing description of U.S. federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant, particularly foreign employees.

Board of Directors' Recommendation — The Board of Directors recommends that the stockholders vote FOR approval of the amended Purchase Plan. Under the laws of the State of Delaware, stockholder approval of the amended Purchase Plan is not required. However, as stated above, stockholder approval is required for continued operation of the Purchase Plan pursuant to the NYSE's listing standards. If the amended Purchase Plan is not approved, the Board of Directors will reconsider the matter, but will not be required to promptly terminate the Purchase Plan. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the amended Purchase Plan.

70    PROXY STATEMENT 2011

PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF THE
COMPENSATION OF EXECUTIVES DISCLOSED
IN THIS PROXY STATEMENT

Ecolab's executive compensation program is intended to (1) support our corporate vision and long-term financial objectives, (2) communicate the importance of business results, (3) retain and motivate executives important to our success and (4) reward executives for contributions at a level reflecting our performance. We believe that our compensation policies and procedures have met these objectives. They have contributed to the Company's historically strong growth and returns, rewarded executives based on performance and are aligned with the long-term interests of our stockholders. See "Executive Compensation — Compensation Discussion and Analysis," beginning at page 30.

The Company is presenting this proposal, which gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through an advisory vote for or against the following resolution:

"RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company's Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Proxy Statement."

The Company also provided stockholders with an advisory vote on its executive compensation at last year's Annual Meeting of Stockholders. In 2010, the advisory vote on executive compensation received support from greater than 95% of the total votes cast on the proposal.

The Board of Directors urges stockholders to endorse the compensation program for our named executive officers by voting FOR the above resolution. As discussed in the Compensation Discussion and Analysis (the "CD&A") contained in this Proxy Statement, we believe that the executive compensation for 2010 is reasonable and appropriate and is justified by the performance of the Company. Our compensation program is the result of a carefully considered approach, after advice from the Compensation Committee's independent compensation consultant.

In deciding how to vote on this proposal, the Board of Directors urges you to consider the following factors, many of which are more fully discussed in the CD&A, which begins on page 30:

Performance

  •
  Our share price rose 13.1% in 2010, outperforming the Standard & Poor's 500 index increase of 12.8%. Our share performance has exceeded the S&P 500 in each of the last seven years and nine of the last ten years.

  •
  2010 reported diluted earnings per share rose 28% from 2009 to $2.23. Included in 2009 and 2010 results were special gains and charges and discrete tax items. Excluding special gains and charges and discrete tax items in both years, adjusted diluted earnings per share were $2.23 for 2010, up 12% from $1.99 in 2009.

  •
  Our return on beginning shareholders' equity was 26.5% in 2010, the 19th consecutive year in which the company met or exceeded its long-term financial objective of a 20% return on beginning shareholders' equity.

PROXY STATEMENT 2011    71

  •
  We increased our quarterly dividend rate for the 19th consecutive year, as it rose 13% in December to an indicated annual rate of $0.70 per common share for 2011. Ecolab has paid cash dividends for 74 consecutive years.

Compensation

  •
  We emphasize pay for performance and structure our compensation programs to provide appropriate incentives to executives to drive business and financial results for both the near-term and long-term.

  •
  At least 65% of each of our named executive officers' 2010 target compensation was performance based, with the majority of performance-based compensation coming in the form of long-term incentives.

  •
  Our compensation programs do not encourage excessive and unnecessary risks that would threaten the value of the Company.

  •
  We have no history of abusive compensation practices.

Awards

  •
  In 2010, for the fourth consecutive year, Ecolab was named one of the "World's Most Ethical Companies" by Ethisphere magazine. The list is composed of companies that use ethical leadership as a purposeful method to drive profits and growth.

  •
  For the second consecutive year, our Chairman, President and Chief Executive Officer, Douglas M. Baker, Jr., was recognized by Chief Executive magazine as one of 2010's ten best wealth creators in the magazine's third annual Wealth Creation Rankings. This ranking seeks to identify business leaders who have done the best job creating true economic value at their companies over a three-year period.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Board of Directors' Recommendation — The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab's executives as described in the Compensation Discussion and Analysis and the compensation tables and otherwise in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. Proxies solicited by our Board of Directors will be voted FOR approval of the proposal unless otherwise specified.

72    PROXY STATEMENT 2011

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF
FUTURE STOCKHOLDER ADVISORY VOTES
ON EXECUTIVE COMPENSATION

The Company is presenting this proposal which gives you as a stockholder the opportunity to recommend to the Board of Directors whether future advisory votes on the compensation of the executives described in the Proxy Statement should occur every one, two or three years. The proposal and related resolution is required pursuant to Section 14A of the Securities Exchange Act, as amended.

Prior to the amendment of Section 14A of the Securities Exchange Act requiring a stockholder advisory vote on executive compensation, the Company adopted a policy that it would include an advisory vote on executive compensation similar to Proposal 4 at each annual meeting of stockholders; however, our Board of Directors intends to carefully consider the stockholder vote resulting from this proposal. While the final vote will not be binding on the Company, the Board of Directors will consider whether to amend the Company's policy of annual executive compensation advisory votes if a plurality of votes is cast for 2- or 3-year voting frequency.

"RESOLVED, that the stockholders wish the company to include an advisory vote on the compensation of Ecolab Inc. named executive officers pursuant to Section 14A of the Security Exchange Act every:

  –
  one year (annual);

  –
  two years (biennial); or

  –
  three years (triennial)."

Board of Directors' Recommendation — The Board of Directors recommends that you vote for ANNUAL frequency. Annual advisory votes on executive compensation provide the Board and Compensation Committee with frequent and timely input from stockholders on executive compensation. Proxies solicited by our Board of Directors will be voted for ANNUAL frequency unless otherwise specified.

PROPOSAL 6: STOCKHOLDER PROPOSAL REQUESTING THE
BOARD OF DIRECTORS TO ADOPT A POLICY ON
THE HUMAN RIGHT TO WATER

The owner of 227 shares of our Common Stock has notified the Company that it intends to present the following resolution at the Annual Meeting. In accordance with rules of the Securities and Exchange Commission, the text of the proponent's resolution and supporting statement is printed verbatim from its submission. The Company will provide the name and address of the proponent of the stockholder proposal promptly upon oral or written request for such information. Requests may be sent to the Corporate Secretary, Ecolab Inc., 370 Wabasha Street North, Saint Paul, Minnesota 55102, or by e-mail at investor.info@ecolab.com.

The Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal set forth below.

STOCKHOLDER PROPOSAL

Policy on the human right to water

WHEREAS, water is a top ingredient in both the production and use of our company's cleaning and sanitation products, and therefore water quality and quantity is vital for Ecolab's success;

PROXY STATEMENT 2011    73

Ecolab utilizes natural water resources in the global community to develop and manufacture our cleaning, food safety and health protection products and services. Our company has made a commitment to minimize water and energy use during production, and to "actively develop products and services that minimize our customers' water and energy use;"

Even with our commitment to minimizing water use, over-consuming and depleting community groundwater risks violating the human right to water, which the UN Committee on Economic, Social and Cultural Rights defines as all people's right to safe, sufficient, acceptable, physically accessible and affordable water for personal and domestic use;

Whereas, Ecolab is a transnational corporation, and in 2003 the UN Commission on Human Rights issued a report on the scope of the human rights obligations which clearly states that "transnational corporations...are also obligated to respect generally recognized responsibilities and norms contained in United Nations treaties and other international instruments." On July 26th, 2010, the UN General Assembly, ratified by a vote of 122 for, zero against, and 41 abstentions, "declare[d] the right to safe and clean drinking water and sanitation as a human right that is essential for the full enjoyment of life and all human rights;" We believe that it is the obligation of our Company to adhere to the UN's declaration in General Comment 15 which describes that "the human right to water entitles everyone to sufficient, safe, acceptable, physically accessible and affordable water." The best way for us to ensure sustainable access to water resources is through a comprehensive company policy on the human right to water, using General Comment 15 as a sound model;

We believe that global corporations operating without strong human rights and environmental policies face serious risks to their reputation and share value if they are seen to be responsible for or complicit in human rights violations, specifically the violation or erosion of the human right to water;

Significant commercial advantages may accrue to our Company by adopting a comprehensive human right to water policy, including enhanced corporate reputation, improved employee recruitment and retention, improved community and stakeholder relations, and reduced risk of adverse publicity, consumer boycotts, divestment campaigns, and lawsuits;

RESOLVED, the shareholders request the Board of Directors to create a comprehensive policy articulating our company's respect for and commitment to the human right to water.

Supporting Statement

Proponents believe the policy should elucidate Ecolab's commitment to ensuring sustainable access to water resources, entitling everyone to sufficient, safe, acceptable, physically accessible and affordable water while operating our business in global communities.

RESPONSE OF THE BOARD OF DIRECTORS

All of the members of our Board of Directors recommend that you vote AGAINST this proposal. The Board believes that this proposal is not in the best interests of Ecolab and our stockholders and opposes the proposal for the following reasons:

The Company recognizes the importance of water to our business, our customers and the communities in which we operate. While we agree with the principle that water is a vital resource that needs to be protected for all citizens of the world, we believe that adopting a policy which is linked to United Nations' declarations will not advance the Company's goals in this regard. Such a policy could reduce our flexibility to address our customer's water-related issues in a holistic way, which in turn could actually hinder the conservation of water. We do not know how the United Nations will set future policy and do not want to bind the Company to its

74    PROXY STATEMENT 2011

declarations given that its mission, which is directed toward government policy, by nature differs from ours.

Fundamentally, our water policy is to do what is right for our company, our customers and the environment. We take a very active stance on protecting the world's water resources because it is right for our business and society.

At Ecolab, making the world a cleaner, safer, healthier place is our mission. Sustainability is inherent in our products and services and in how we operate. We take a holistic approach in designing our products to help increase safety, lower the use of water and energy, and reduce the chemicals and waste released to the environment within our customers' operations. And we exert substantial efforts to minimize emissions, water use, effluents and waste caused by our global operations, and dispose of all wastes through safe and responsible methods. Our commitment to these principles, including water conservation, is already formally articulated in our Sustainability Principles, which are available on our website.

Our activities and commitments demonstrate our support for the human right to water and the sustainable use of water.

  •
  Our Sustainability Principles state:

    "We recognize and support the human right to water. As such, we help protect local water supplies through conservation in our own operations as well as through developing technologies that help our customers use less water, and where possible, recondition and reuse water."

  •
  Through our Sustainability Principles, we also have expressed our commitment to human rights and environmental stewardship generally.

  •
  Our business is not considered to be water-intensive, and we already have efforts in place to progressively reduce our water consumption.

  •
  With nearly one million customers around the globe, we can have a far greater impact on local water supplies by providing our customers with the technology to reduce water use — and in some cases, to recondition and reuse water.

Evidence of the effectiveness of our sustainability strategy and efforts can be seen in the numerous awards and recognitions that we have received in 2010 relating to sustainability. These include:

  •
  Ecolab ranked 26th out of 500 among Newsweek magazine's greenest companies in America and number one in the Basic Materials Sector. The rankings were determined based on data compiled by three independent organizations measuring environmental impact, green policies and reputation.

  •
  Ecolab was listed in the Carbon Disclosure Leadership Index (CDLI) S&P 500 Report for displaying the most professional approach to corporate governance in respect to climate change disclosure practices.

  •
  Ecolab was named by Ethisphere magazine one of the World's Most Ethical Companies for the fourth consecutive year. Fewer than 100 companies were chosen out of more than 10,000 companies on six continents. Fundamental criteria was used to measure companies' ethical leadership and corporate responsibility.

  •
  Ecolab ranked 39th out of 800 and was included in the Maplecroft Climate Innovations (CII) Leaders Index for its performance relating to managing its potential impact on climate change.

PROXY STATEMENT 2011    75

For these reasons, we believe it will be much more effective to continue to concentrate our efforts on helping our customers conserve water, while continuing the environmental stewardship activities in progress within our own operations, instead of developing a separate right to water policy tied to UN declarations as requested by the proponent.

Board of Directors' Recommendation — The Board of Directors recommends that you vote AGAINST this proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the stockholder proposal.

PROPOSAL 7: STOCKHOLDER PROPOSAL REQUESTING
THE BOARD OF DIRECTORS TO TAKE ACTION
TO ELIMINATE SUPER-MAJORITY VOTING

The owner of not less than 100 shares of our Common Stock has notified the Company that he intends to present the following resolution at the Annual Meeting. In accordance with rules of the Securities and Exchange Commission, the text of the proponent's resolution and supporting statement is printed verbatim from his submission, with only a correction of the proposal number reference. The Company will provide the name and address of the proponent of the stockholder proposal promptly upon oral or written request for such information. Requests may be sent to the Corporate Secretary, Ecolab Inc., 370 Wabasha Street North, Saint Paul, Minnesota 55102, or by e-mail at investor.info@ecolab.com.

The Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal set forth below.

STOCKHOLDER PROPOSAL

Adopt Simple Majority Vote

RESOLVED, Shareholders request that our board take the steps necessary so that each shareholder voting requirement impacting our company, that calls for a greater than simple majority vote, be changed to a majority of the votes cast for and against the proposal in compliance with applicable laws.

Corporate governance procedures and practices, and the level of accountability they impose, are closely related to financial performance. Shareowners are willing to pay a premium for shares of corporations that have excellent corporate governance. Supermajority voting requirements have been found to be one of six entrenching mechanisms that are negatively related with company performance. See "What Matters in Corporate Governance?" Lucien Bebchuk, Alma Cohen & Allen Ferrell, Harvard Law School, Discussion Paper No. 491 (09/2004, revised 03/2005).

This proposal topic won from 74% to 88% support at the following companies: Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, First Energy, McGraw-Hill and Macy's. The proponents of these proposals included William Steiner, James McRitchie and Ray T. Chevedden.

If our Company were to remove required supermajority, it would be a strong statement that our Company is committed to good corporate governance and its long-term financial performance.

The merit of this Simple Majority Vote proposal should also be considered in the context of the need for additional improvement in our company's 2010 reported corporate governance status.

76    PROXY STATEMENT 2011

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, gave our company a series of "Moderate Concern" ratings in Governance Risk, Board Composition, Takeover Defenses and Executive Pay.

All of our Board's standing committees were chaired by directors with at least 11 years of board tenure (the longer the tenure the less the independence). This includes Audit Committee chair Joel Johnson and Corporate Governance Committee chair Jerry Levin, who both served together on the U.S. Bancorp Board along with our CEO Douglas Baker. We had no watchdog independent Board Chairman or even a Lead Director.

Our Executive Pay Committee had discretion to increase annual incentive money and could also make special restricted stock grants outside the scope of our recognized executive pay plans. CEO Baker's change in pension wealth exceeded his base salary for the past three years and his 2009 total — $1.7 million — was more that the combined base salaries of our other named executive officers.

One of our newest directors, Scott O'Hara, nonetheless was our highest negative vote-getter. Our board was the only significant directorship for four of our directors. This could indicate a significant lack of current transferable director experience.

Please encourage our board to respond positively to this proposal in order to initiate improved governance and performance: Adopt Simple Majority Vote — Yes on 7.

RESPONSE OF THE BOARD OF DIRECTORS

The Company has only one super-majority voting requirement, which was approved by stockholders in 1983 and remains an appropriate stockholder protection. The Board of Directors believes that it is in the best interest of the stockholders to maintain such stockholder protection.

Article VI of the Restated Certificate requires a super-majority vote (80% of the outstanding shares) only in the event an "Interested Stockholder" (a stockholder who has acquired at least 10% of the outstanding shares without Board approval) seeks to enter into a merger or consolidation with the Company, purchase assets or securities of the Company having an aggregate fair market value of $10,000,000 or more, liquidate or dissolve the Company or any other transaction defined in Article VI as a "Business Combination," unless either (i) the transaction is approved by a majority of the "Continuing Directors" (generally, those directors not affiliated with the Interested Stockholder) or (ii) the proposed Business Combination meets certain so-called "fair-price" and procedural requirements.

Without identifying what super-majority voting provisions the Company has, the proponent indicates that elimination of any such provision will result in "improved governance and performance." It is unclear what governance or performance enhancements would result if the "fair-price" stockholder protection is eliminated. In fact, Article VI, which contains the "fair-price" stockholder protection, was added to the Restated Certificate in 1983 following stockholder approval.

Article VI is not designed to prevent tender offers for the Company nor to assure that stockholders would receive a premium price for their shares if a tender offer were to be made. Rather, it is designed to discourage an acquirer from utilizing two-tier pricing and similar tactics in an attempt to take over the Company, and help assure that all stockholders will be treated similarly if a Business Combination is effected. It will not, however, preclude the Board from either opposing or approving a future takeover proposal, whether or not such a proposal satisfied all of the included form of consideration, minimum price and procedural requirements. In addition, Article VI encourages potential acquirers to deal directly with the Board, which in

PROXY STATEMENT 2011    77

turn enhances the Board's ability to consider the interests of all stockholders and, as appropriate, to negotiate the best possible outcome for all stockholders.

Article VI should discourage some takeover attempts by persons intending to eliminate remaining stockholder interests by means of a Business Combination involving less consideration per share than the acquiring person would propose to pay for its initial interest in the Company of ten percent or more of the outstanding Common Stock. It does not, in the opinion of the Board of Directors, prevent or discourage tender offers or other acquisition transactions in which the acquiring person is prepared to pay the same price to all stockholders.

Passage of the stockholder proposal would not automatically eliminate the supermajority voting requirements contained in Article VI of the Restated Certificate. Further action by the Board of Directors would be required to amend the Restated Certificate to effect the change. While the Board would consider proposing such an amendment, it would do so, consistent with its fiduciary duty, only if it believed such an amendment to be in the best interests of Ecolab and all of its stockholders. Under the Restated Certificate, the affirmative vote of holders of a majority of Ecolab's outstanding shares of Common Stock would be needed for approval; provided, however, if the amendment is not unanimously recommended by the Board of Directors, then the affirmative vote of holders of at least 80% of Ecolab's outstanding shares of Common Stock would be needed for such approval.

The Board of Directors is committed to strong corporate governance and is required by their fiduciary duties to act in the best interest of Ecolab's stockholders. The Board of Directors demonstrated this commitment when it proposed the declassification of our Board of Directors last year and is prepared to take additional steps to strengthen our corporate governance in response to legitimate stockholder concerns. The proposal at issue, however, will not enhance our corporate governance in any meaningful way and under certain circumstances may harm the stockholders, and the Board of Directors continues to believe that Article VI, and its "fair-price" stockholder protection, is in the best interests of our stockholders.

Board of Directors' Recommendation — The Board of Directors recommends that you vote AGAINST this proposal. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the stockholder proposal.

OTHER MATTERS

Proxy Solicitation Costs — We will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. We have retained Georgeson Inc., 199 Water Street, 26th Floor, New York, NY 10038, to aid in the solicitation of proxies for a fee of $12,000 plus expenses. Proxies may also be solicited by certain directors, officers and employees of the Company without extra compensation.

Section 16(a) Beneficial Ownership Reporting Compliance — Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports on ownership of Company securities and changes in reported ownership. Executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

78    PROXY STATEMENT 2011

Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended December 31, 2010 the Company's executive officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that Douglas M. Baker, Jr. was nine days late in filing one Form 5 report covering a gift of shares and James J. Seifert was one day late in filing one Form 4 report covering the grant of a restricted stock award in August 2010.

Householding Information — Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy soliciting material. This means that you and other holders of our Common Stock in your household may not receive separate copies of the Company's Proxy Statement or Annual Report. We will promptly deliver an additional copy of either document to any stockholder upon request to: Corporate Secretary, Ecolab Inc., 370 Wabasha Street North, Saint Paul, MN 55102; telephone (651) 293-2233; or e-mail investor.info@ecolab.com. If you desire to reduce the number of copies mailed to your household, please contact your bank or broker.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 5, 2011 — The Notice of 2011 Annual Meeting, Proxy Statement and Annual Report to Stockholders of Ecolab Inc. are available at www.edocumentview.com/ecl.

Voting by Plan Participants — Generally, you will receive only one notice, proxy card or voting instruction form covering all the shares you hold:

  •
  in your own name;

  •
  in the Dividend Reinvestment Plan sponsored by Computershare Investor Services, LLC, if any; and

  •
  if you are employed by Ecolab in the United States, Puerto Rico, or Canada,

  •
  in the Ecolab Savings Plan and ESOP*; plus

  •
  in the Ecolab Stock Purchase Plan administered by Computershare Limited or the Ecolab Canada Share Purchase Plan administered by Fastrak Systems, Inc.

*
If you participate in the Ecolab Savings Plan and ESOP (the "Plan"), you are entitled to direct Fidelity Management Trust Company (the "Trustee") to vote (or not to vote) the equivalent number of shares of Common Stock credited to your Plan account. Your proxy card will serve as a voting instruction to the Trustee and if your instructions are timely received, the Trustee will follow your voting instructions. If you do not timely submit your voting instructions, the Trustee will vote your Plan shares in the same proportion as to each respective proposal as the shares for which voting instructions have been received from other Plan participants. To allow sufficient time for voting of your shares by the Trustee, your voting instructions should be received by May 2, 2011 to ensure tabulation.

If you hold Ecolab shares through any other Ecolab plans, you will receive voting instructions from that plan's administrator.

By Order of the Board of Directors

March 21, 2011	James J. Seifert General Counsel and Secretary

PROXY STATEMENT 2011    79

APPENDIX A

DIRECTIONS TO THE ECOLAB ANNUAL MEETING

The Ordway Center for the Performing Arts is located in downtown Saint Paul at 345 Washington Street, directly across from The Saint Paul Hotel on Rice Park. There are numerous parking ramps and parking meters within easy walking distance. The closest parking ramps are located at the RiverCentre, Lawson Commons, Kellogg Street Ramp, and Landmark Towers.

PROXY STATEMENT 2011    A-1

Worldwide Headquarters 370 Wabasha Street N St. Paul, MN 55102 www.ecolab.com

ECOLAB STOCK PURCHASE PLAN

As Amended Through February 25, 2011

1.  PURPOSE.

On February 24, 1990, the Company’s Board of Directors established the Ecolab Stock Purchase Plan to afford Participants a convenient and cost-effective means for regular and systematic purchases of Common Stock.  The Plan was subsequently amended on October 1, 1994 and December 6, 2001 by the Board of Directors, and further amended on February 28, 2004 by the Board of Directors to place a limit on the number of shares that may be purchased by Participants, as required by changes to the rules of the New York Stock Exchange, which amendment was approved by the Company’s stockholders on May 7, 2004. The Plan was further amended on February 25, 2011 by the Board of Directors to increase the share purchase limit under the Plan and to provide for a reallocation of any portion of the share purchase limit under the Plan to Separate International Plans, subject to approval of the amended Plan by the Company’s stockholders.

The purposes of the Plan are to assist the Company in attracting and retaining personnel of outstanding abilities and to motivate employees to dedicate their maximum productive effort on behalf of the Company and to align employee interests with the Company’s stockholders.

2.  DEFINITIONS.

Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

Alternate Currency:  Any currency other than United States dollars.

Board of Directors or Board:  The Board of Directors of the Company.

Administrator:  The Administrator appointed by the Company to act as the Administrator for the Plan pursuant to Section 5.1.

Committee:  Such committee or committees as shall be appointed by the Board of Directors to administer the Plan pursuant to the provisions of Section 3.

Common Stock:  The common stock of the Company, par value U.S.$1.00 per share.

Company:  Ecolab Inc., a Delaware corporation.

Company Administrator:  The Vice President - Human Resources of the Company (or such officer of the Company in charge of the Human Resources function regardless of title) or the person designated by such officer as the Company Administrator for the Plan.

Discretionary Contribution:  A cash contribution made by the Company or a Subsidiary to the account of a Participant, without the requirement of a contribution by such Participant.

Eligible Employee:  Each Full-Time Employee of the Company or any of its Subsidiaries who (1) is not an elected officer of the Company subject to reporting requirements of Section 16 of the Securities Exchange Act of 1934, (2) has attained the age of majority as determined by the law of the place of residence of the employee, and (3) is not a member of a collective bargaining unit, unless the collective bargaining agreement covering the employee provides for participation in the Plan.

Full-Time Employee:  A person who is employed by the Company or a Subsidiary in a budgeted position and is regularly scheduled to work the full-time work week of a particular location.

Matching Contribution:  A cash contribution made by the Company or a Subsidiary to the account of a Participant in respect of monies contributed to the Plan by such Participant.

Open Contribution Period:  Time periods established by the Company from time to time to allow Participants to make contributions under the Plan through means other than payroll deduction.

Participant:  An Eligible Employee who is currently enrolled in the Plan pursuant to Section 4.

Plan:  The Ecolab Stock Purchase Plan herein set forth as the same may from time to time be amended.

Separate International Plans:  The Ecolab Canada Share Purchase Plan, the Ecolab K.K. Stock Purchase Association, the Ecolab New Zealand Share Purchase Plan and any other employee stock purchase plan which is established on or after February 25, 2011 for employees of a Subsidiary and which operates for the same purposes and on similar terms as the Plan.

Subsidiary:  A corporation or other form of business or association whose shares (or other ownership interests) having 50% of the voting power are owned or controlled, directly or indirectly by the Company, and whose Full-Time Employees are, in the discretion of the Company, permitted to participate in the Plan.

3.  AUTHORITY.

3.1  Compensation Committee.  The Compensation Committee of the Board or any successor Committee appointed by the Board shall have full power and authority to interpret and construe any provision of the Plan finally and conclusively as to all persons having any interest thereunder, to adopt rules and regulations not inconsistent with the Plan for carrying out the Plan or providing for matters not specifically covered in the Plan and to alter, amend and revoke any rules or regulations so adopted.

3.2  Company Administrator. Notwithstanding anything in the Plan to the contrary (other than Sections 13 and 16), with respect to any employee who is resident outside of the United States or employed by a non-United States Subsidiary, the Company Administrator may amend the terms of the Plan in order to comply with local legal requirements or to otherwise protect the Company’s or Subsidiary’s interests, or to meet the objectives of the Plan.  Supplemental to the authority of the Compensation Committee to adopt rules and regulations for the Plan under Section 3.1, and the authority of the Board to amend the Plan under Section 16, the Company Administrator may adopt such rules and regulations to modify the Plan with respect to such employees and/or Subsidiaries. The Company Administrator may, where appropriate, establish one or more sub-plans for this purpose.

4.  ENROLLMENT.

Each Eligible Employee may enroll in the Plan by properly completing and returning to the Company such forms as are required by the Administrator for opening the Participant’s account with the Administrator and for purchase by the Administrator of Common Stock for the account of the Participant.

Participation in the Plan begins as soon as practicable after the required forms are received by the Company and continues until the Participant is no longer an Eligible Employee, or until written termination by the Participant of his or her participation in the Plan is received and processed by the Company.

5.  ADMINISTRATIVE AND RELATED FEES.

5.1  Appointment of Administrator.  The Company shall appoint an Administrator to open and maintain an account in the name of each Participant and to make, or cause to be made, purchases of shares of Common Stock on the New York Stock Exchange for the accounts of Participants.  The Administrator shall be appointed by the Company to administer the Plan and may be removed from such appointment at any time in the sole discretion of the Company.  Nothing in the Plan shall be deemed to create any obligation on the part of the Company or the Administrator that the Administrator shall continue to administer the Plan.

5.2  Payment of Fees and Other Charges.  The Company shall pay the Administrator’s administrative charges for maintaining accounts under the Plan and shall pay for brokerage commissions on the purchases of securities made under the Plan for each Participant, so long as the Participant remains an Eligible Employee.

6.  PAYROLL DEDUCTIONS AND ADDITIONAL PARTICIPANT CONTRIBUTIONS.

6.1  Payroll Deductions.  Participants may authorize contributions through payroll deductions by completing and signing a form of payroll authorization instructing the Company or Subsidiary to deduct a certain amount from the Participant’s compensation.  This authorization requires that funds deducted be transmitted to the Administrator for purchase of shares of Common Stock on the New York Stock Exchange for the account of the Participant.  Payroll deductions will begin after the authorization forms are received and processed by the Company.  Unless the Company expressly authorizes such payroll deduction to be expressed in terms of an Alternate Currency pursuant to Section 6.4, such contributions shall be expressed in United States dollars and the Company and Subsidiary shall be authorized to establish procedures to facilitate conversion from payroll deduction denominated in an Alternate Currency to the Plan’s functional currency, United States dollars.

6.2  Decreasing, Increasing or Terminating Payroll Deductions; Re-entry.  Payroll deduction authorizations shall remain effective until terminated in writing by the Participant or until otherwise terminated as provided below.  Each Participant shall specify the amount to be withheld from his or her compensation, with a minimum of U.S.$20 per month.  The maximum of all employee contributions pursuant to Sections 6.1, 6.2 and 6.3 each calendar year is U.S.$6,000.  Payroll deductions will be automatically terminated when this level is reached, but automatically reinstated the following January.  Participants who were participants in the Company’s previous payroll deduction plan to purchase Common Stock shall not be subject to the monthly minimum deduction upon joining the Plan, but must comply with such requirement if said Participant makes a subsequent change in payroll deduction.  A payroll deduction may be decreased or increased once each calendar month in U.S.$5 increments, but not below U.S.$20 per month, by the Participant completing and returning the appropriate payroll deduction form to the Company.  A payroll deduction may be terminated at any time by the Participant giving written notice to the Company.  The increase, decrease or termination shall be effective at the beginning of the next pay period after the notice is received and processed.  A Participant who terminates his or her payroll deduction may re-enter the Plan any time by following the instruction for enrollment in Section 4 and payroll deduction procedures in Section 6.1.

6.3  Additional Employee Contributions.  Each Participant may contribute a sum not less than U.S.$100 during any Open Contribution Period.  The aggregate of contributions through payroll deduction and additional contributions may not exceed U.S.$6,000 in any calendar year.

6.4  Contributions in the Form of Alternate Currency.  The Company may, in its sole discretion and upon terms and conditions established by the Company, permit a Participant receiving compensation in an Alternate Currency to (i) specify in such Alternate Currency the amount to be withheld from such Participant’s compensation by payroll deduction and (ii) contribute a sum in such Alternate Currency during an Open Contribution Period.  Prior to forwarding to the Administrator pursuant to Section 8.1, any funds collected from Participants in an Alternate Currency shall be converted to United States dollars in a manner to be determined by the Company.  Upon conversion, each contribution by payroll deduction and additional employee contribution shall be subject to the United States dollar limits set forth in Sections 6.2 and 6.3 and the Company shall have authority to set reasonable procedures concerning such limits as necessary to accommodate the conversion of funds from an Alternate Currency to the Plan’s functional currency, United States dollars.

6.5  Withholding.  The Participant is responsible for all income taxes applicable to Matching Contributions and Discretionary Contributions, if any, and the Company and/or Subsidiary shall make appropriate withholding deductions from each Participant’s compensation, which shall be in addition to any payroll deductions pursuant to Section 6.1.

7.  COMPANY CONTRIBUTIONS.

7.1  Matching Contributions.  The Company or Subsidiary will make a Matching Contribution on behalf of each Participant in the amount of fifteen percent (15%) of the funds (i) deducted from such Participant’s pay pursuant to Sections 6.1, 6.2 and 6.4, and (ii) contributed by the Participant as an additional employee contribution pursuant to Sections 6.3 and 6.4.

7.2  Discretionary Contributions.  The Company or a Subsidiary may from time to time make a Discretionary Contribution to a Participant’s account for any reason, but each such contribution shall not exceed U.S.$1,000 plus the amount determined appropriate by the Company or such Subsidiary to cover all or a portion of the federal, state and local income taxes, or equivalent taxes of an applicable foreign jurisdiction, resulting from such award, but the determination to pay any or all taxes shall be made in the sole and exclusive determination of the Company or such Subsidiary.

8.  PURCHASES, SALES AND WITHDRAWALS.

8.1  Administration of Funds.  The Company or Subsidiary shall deduct funds from each Participant’s pay pursuant to Sections 6.1, 6.2 and 6.4 and at least once a month the amount deducted plus any additional employee contributions made by the Participant pursuant to Sections 6.3 and 6.4, and the Matching Contributions and Discretionary Contributions, if any, shall be forwarded to the Administrator, together with a list of Participants and the amount allocable to their accounts.  No interest shall be paid on such funds by the Company, Subsidiaries or Administrator and such funds shall be commingled with the general assets of the Company or Subsidiaries; provided, however, that a Subsidiary may segregate such funds in a bank account or otherwise and pay interest thereon to comply with local legal requirements, and interest earned in such circumstances shall not count against the United States dollar limits set forth in Sections 6.2 and 6.3.

8.2  Purchases.  Upon receipt of funds from the Company for such purpose hereunder, the Administrator shall, as promptly as practicable, purchase, or cause to be purchased, on the New York Stock Exchange, as agent for the Participants, as many whole shares of Common Stock as the aggregate of such funds will permit subject to rules and certain conditions imposed upon the Administrator by regulatory agencies, if any.  The Administrator may purchase, or cause to be purchased, Common Stock up to five (5) days in advance of receipt of funds, if the Company provides the Administrator with an estimate of funds to be transferred.  Subject to Section 13, below, the aggregate of all such purchases shall be allocated, on the basis of the average cost thereof, to the respective accounts of all Participants in respect of whom such funds were received based upon Participant payroll deductions and additional employee contributions, Matching Contributions, and Discretionary Contributions, if any, as directed by the Company.  Allocations shall be made in full shares and in fractional interests in shares to one ten-thousandth of a share.

8.3  Ownership of Common Stock.  At the time of purchase of Common Stock under the Plan, each Participant for whom account funds were received shall immediately acquire full ownership of all Common Stock and of any fractional interest in Common Stock purchased for his or her account.  Unless otherwise requested by the Participant, all shares shall be registered in the name of the Administrator or its nominee and will remain so registered until delivery is requested.  Subject to the provisions of the next paragraph, a Participant may request that a certificate for any or all full shares of Common Stock in his or her account be delivered at any time at the Administrator’s transfer charge, payable by the Participant.

8.4  Sales.  A Participant may instruct the Administrator to sell, or cause to be sold, any or all of the full shares of Common Stock or any fractional interest held in his or her account at any time.  Upon such sale, the Administrator shall, if requested, mail a check for the proceeds to the Participant, less the regular brokerage commission or fee and any transfer taxes or other normal charges all of which are payable by the Participant.

9.  CONFIRMATIONS; RELATIONSHIP WITH ADMINISTRATOR.

Each Participant shall receive a quarterly statement of activity from the Administrator reflecting any change in the number of shares of Common Stock held for his or her account.  The relationship between the Participant and the Administrator shall be the normal relationship of client and broker and the Company and its Subsidiaries shall assume no responsibility except as to the payment of the Matching Contributions and Discretionary Contributions, if any, the payment of commissions on purchases under the Plan, and administrative fees of the Plan which pertain to the accounts of Eligible Employees as set forth in this Plan.

10.  CLOSING ACCOUNTS.

A Participant who terminates his or her payroll deduction authorization or whose authorization is automatically terminated shall close his or her account.  A Participant may direct that all full shares of Common Stock and any fractional interests in his or her account be sold and the net proceeds remitted to such person, or request that the full shares of Common Stock in his or her account be delivered to such person together with a check representing the net proceeds of the sale of the fractional interest in shares of Common Stock.  The net proceeds shall be determined after deducting the regular brokerage commission and any transfer taxes or other normal charges, all of which shall be payable by the Participant.

11.  VOTING AND OTHER RIGHTS.

The Administrator shall deliver, or cause to be delivered, to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders.  The shares in each Participant’s account shall be voted in accordance with the Participant’s signed proxy instructions duly delivered to the Administrator in a timely fashion, or otherwise in accordance with the rules applicable to stock listed on the New York Stock Exchange.

12.  DIVIDENDS AND OTHER PROCEEDS.

Cash dividends received in respect of Common Stock held in the accounts of Participants shall be credited by the Administrator to such accounts.  All such cash shall be reinvested in shares of Common Stock as promptly as practicable following receipt thereof.  During such time as the Company shall pay fees and charges pursuant to Section 5.2, the Company shall pay all regular commissions in connection with the purchase constituting such reinvestment.  Stock dividends or stock splits in respect of Common Stock held in the accounts of Participants shall be credited to such accounts without charge.  The Administrator shall sell, or cause to be sold, other securities and rights to subscribe received in respect of Common Stock, if any, held in the accounts of Participants and the proceeds therefrom shall be treated in the same manner as cash dividends.

13.  STOCK SUBJECT TO THE PLAN.

13.1  Maximum Number of Shares. The maximum number of shares of Common Stock that may be purchased by Participants shall be 5,350,000 shares, subject to adjustment as provided in Sections 13.2 and 13.3.  If the total number of shares of Common Stock that would otherwise be purchased by Participants on any date on which the funds forwarded to the Administrator exceeds the number of shares then remaining available under the Plan, the Company and the Administrator shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform and equitable a manner as is practicable.  In such event, the Company or the Administrator shall give written notice of such reduction to each Participant affected thereby and shall return any excess funds accumulated in each Participant’s account as soon as practicable thereafter.

13.2  Reduction and Reallocation to Separate International Plans. The share purchase limit set forth in Section 13.1 shall be automatically reduced by one share of Common Stock for every increase occurring on or after February 25, 2011 of one share of Common Stock in the share purchase limit under any of the Separate International Plans named in Section 2, and for every one share of Common Stock included in the share purchase limit under any Separate International Plans established on or after February 25, 2011.

13.3  Adjustment under Certain Events.  In the event of any reorganization, merger,

consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, appropriate adjustment will be made as to the number and kind of securities available for purchase by Participants under the Plan.

14.  TRANSFER OF RIGHTS.

The Plan does not restrict the ability of a Participant to sell, assign, hypothecate or otherwise deal with the Common Stock acquired under the Plan.  However, the Participant may not assign or hypothecate his or her interest in the Plan as such.  The Common Stock held in Participant’s accounts becomes the sole property of the respective Participants.

15.  TERMINATION.

If a Participant shall die, retire, be placed on long-term disability and not receiving a paycheck from the payroll department of the Company, or applicable Subsidiary, or otherwise cease to be an Eligible Employee, such Participant’s enrollment in the Plan shall thereupon automatically terminate.  The Company will notify the Administrator of any such termination.  Securities held by the Administrator for the account of any former Participant shall continue to be so held by the Administrator and the reinvestment of dividends continued until the Administrator shall have received other instructions from such former Participant or his or her estate and securities held under such circumstances shall be subject to applicable account fees.

Upon the receipt of appropriate instructions from the former Participant or upon receipt of appropriate documents from his or her estate, the Administrator shall sell or transfer, or cause to be sold or transferred, any whole shares of Common Stock credited to the account of the former Participant as directed.  All federal or state transfer taxes, if any, which may be due upon transfer of such shares to the former Participant, his or her estate, or to any other person shall be paid by the former Participant, and the Administrator may require the deposit of funds sufficient to cover such taxes in advance of making any such transfer.

No Participant shall have any right to receive any fractional share credited to his or her account in the Plan, nor shall any provision herein be construed to give such right.  Upon termination, any fractional share interest subject to transfer to the former Participant or other person shall be paid thereto in cash by the Administrator.  Any such payment in respect of a fractional share shall be in an amount equal to the appropriate fraction of the opening price of Common Stock on the New York Stock Exchange on the day following the receipt of instructions.

16.  AMENDMENTS, SUSPENSIONS AND TERMINATIONS.

The Board of Directors may from time to time amend, suspend or terminate in whole or in part, and if terminated may reinstate, any or all of the provisions of the Plan, except that no amendment, suspension or termination may be made which will retroactively affect adversely the rights of Participants in the Plan, and that no such amendment shall be effective, without approval of the Company’s stockholders, if stockholder approval of the amendment is then required pursuant to the rules of the New York Stock Exchange.  Participation in the Plan is not a matter of right.  No part of the funds or shares of Common Stock credited to the account of any Participant shall be subject to forfeiture for any reason.

17.  EMPLOYMENT.

Nothing in the Plan shall be construed to give any employee of the Company or its Subsidiaries the right to remain employed.

www.envisionreports.com/ECL Step 1: Go to www.envisionreports.com/ECL to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Annual Meeting Notice — Ecolab Inc. 01A5UC + + Important Notice Regarding the Availability of Proxy Materials for the Ecolab Inc. Stockholder Meeting to be Held on May 5, 2011 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 22, 2011 to facilitate timely delivery. IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 ECLB 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/ECL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Ecolab” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 22, 2011. . 01A5UC Directions to the Ecolab Annual Meeting The Ordway Center for the Performing Arts is located in downtown Saint Paul at 345 Washington Street, directly across from The Saint Paul Hotel on Rice Park. There are numerous parking ramps and parking meters within easy walking distance. The closest parking ramps are located at the RiverCentre, Lawson Commons, Kellogg Street Ramp, and Landmark Towers. Stockholder Meeting Notice Ecolab Inc.’s Annual Meeting of Stockholders will be held at 10:00 a.m. on May 5, 2011 in The McKnight Theatre of the Ordway Center for the Performing Arts, 345 Washington Street, Saint Paul, Minnesota 55102. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4, and a vote of 1 YR on Proposal 5. 1. Election of Directors: Douglas M. Baker, Jr., Barbara J. Beck, Jerry W. Levin, Robert L. Lumpkins 2. Ratification of Appointment of Independent Registered Public Accounting Firm. 3. Approve Amendments to the Ecolab Stock Purchase Plan. 4. Advisory Vote on Approval of the Compensation of Executives Disclosed in the Proxy Statement. 5. Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation. The Board of Directors recommends that you vote AGAINST proposals 6 and 7. 6. Stockholder Proposal Requesting the Board of Directors to Adopt a Policy on the Human Right to Water. 7. Stockholder Proposal Requesting the Board of Directors to Take Action to Eliminate Super-Majority Voting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01A5SC 1 UPX + Annual Meeting Proxy Card — Ecolab Inc. . Authorized Signatures — This section must be completed for your vote to be counted. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + IMPORTANT ANNUAL MEETING INFORMATION 01 - Douglas M. Baker, Jr. 1. Election of Directors: 02 - Barbara J. Beck 03 - Jerry W. Levin 04 - Robert L. Lumpkins For Against Abstain The Board of Directors recommends a vote AGAINST Proposals 6 and 7. Proposals — You must sign the card below for your vote to be tabulated. A The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4, and a vote of 1 YR on Proposal 5. For Against Abstain 6. Stockholder Proposal Requesting the Board of Directors to Adopt a Policy on the Human Right to Water. For Against Abstain 7. Stockholder Proposal Requesting the Board of Directors to Take Action to Eliminate Super-Majority Voting. For Against Abstain 2. Ratification of Appointment of Independent Registered Public Accounting Firm. 3. Approve Amendments to the Ecolab Stock Purchase Plan. 4. Advisory Vote on Approval of the Compensation of Executives Disclosed in the Proxy Statement. 1 Yr 2 Yrs 3 Yrs Abstain 5. Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 MMMMMMM 1 1 1 3 2 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 JNT C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 5, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ECL • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

Directions to the Ecolab Annual Meeting

P = parking
from Minneapolis
94
St. Peter Street
Wabasha Street
Cedar Street
State Capitol
35E
10th Street Exit
N
W
E
S
MN History Center
11th St
10th St
Exchange St
7th St
6th St
5th St
4th St
Kellogg
5th Street Exit
Kellogg Blvd Exit
35E
Xcel Center
Travelers Landmark Center
Ordway Center
RiverCentre
Rice Park
Saint Paul Hotel
Science Museum
Children's Museum
Wells Fargo Place
Macy's
Lawson
Ecolab
Crowne Plaza
Mississippi River
from the West Side

ECOLAB®

Proxy — Ecolab Inc.

ECOLAB INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 5, 2011

Directions to the Ecolab Annual Meeting The Ordway Center for the Performing Arts is located in downtown Saint Paul at 345 Washington Street, directly across from The Saint Paul Hotel on Rice Park. There are numerous parking ramps and parking meters within easy walking distance. The closest parking ramps are located at the RiverCentre, Lawson Commons, Kellogg Street Ramp, and Landmark Towers. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ECOLAB INC. ANNUAL MEETING OF STOCKHOLDERS MAY 5, 2011 The undersigned hereby appoints Douglas M. Baker, Jr., James J. Seifert and Michael C. McCormick, and each of them, with power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held in St. Paul, Minnesota, at the Ordway Center for the Performing Arts at 10:00 a.m. on Thursday, May 5, 2011 and at any adjournment(s) thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed on the reverse side with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations as indicated on the reverse side. The tabulator cannot vote your shares unless you sign and return this card, or you use the telephone or Internet voting services. Proxy — Ecolab Inc. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.